                                                                    EXHIBIT 10.1

                           STOCK PURCHASE AGREEMENT

                                by and between


                       PG&E NATIONAL ENERGY GROUP, INC.,
                                   as Seller

                                      and

                        EL PASO FIELD SERVICES COMPANY,
                                   as Buyer

                               TABLE OF CONTENTS

ARTICLE 1....................................................................................................     1
         1.1      Certain Defined Terms......................................................................     1
                  ---------------------
         1.2      Construction...............................................................................     9
                  ------------
ARTICLE 2....................................................................................................    10
         2.1      Agreement to Sell and to Purchase the Shares...............................................    10
                  --------------------------------------------
         2.2      Purchase Price and Payment.................................................................    10
                  --------------------------
         2.3      [Intentionally Omitted]....................................................................    10
                  -----------------------
         2.4      Calculation of Closing Consideration.......................................................    10
                  ------------------------------------
         2.5      Calculation and Payment of Adjustment Amount...............................................    10
                  --------------------------------------------
         2.6      Assumed Obligations........................................................................    13
                  -------------------
ARTICLE 3....................................................................................................    13
         3.1      Closing....................................................................................    13
                  -------
         3.2      Deliveries by Seller.......................................................................    13
                  --------------------
         3.3      Deliveries by Buyer........................................................................    14
                  -------------------
ARTICLE 4....................................................................................................    15
         4.1      Corporate Organization.....................................................................    15
                  ----------------------
         4.2      Acquired Companies.........................................................................    15
                  ------------------
         4.3      Charter and Bylaws.........................................................................    16
                  ------------------
         4.4      Authority Relative to this Agreement.......................................................    16
                  ------------------------------------
         4.5      No Conflict................................................................................    16
                  -----------
         4.6      Consents, Approvals, and Licenses..........................................................    17
                  ---------------------------------
         4.7      Financial Statements.......................................................................    17
                  --------------------
         4.8      Absence of Material Changes................................................................    18
                  ---------------------------
         4.9      Tax Matters................................................................................    18
                  -----------
         4.10     Compliance With Laws.......................................................................    19
                  --------------------
         4.11     Legal Proceedings..........................................................................    19
                  -----------------
         4.12     Title to Properties........................................................................    19
                  -------------------
         4.13     Acquired Company Agreements................................................................    20
                  ---------------------------
         4.14     Employee Plans and Labor Matters...........................................................    21
                  --------------------------------
         4.15     Environmental Matters......................................................................    22
                  ---------------------
         4.16     Insurance..................................................................................    23
                  ---------
         4.17     Absence of Undisclosed Liabilities.........................................................    23
                  ----------------------------------
         4.18     Bank Accounts..............................................................................    23
                  -------------
         4.19     Brokerage Fees.............................................................................    23
                  --------------
         4.20     Assets and Properties......................................................................    23
                  ---------------------
         4.21     Intellectual Property Rights...............................................................    24
                  ----------------------------
         4.22     Year 2000 Compliance.......................................................................    24
                  --------------------
         4.23     Copies of Indenture Supplement.............................................................    24
                  ------------------------------
         4.24     Condition of Assets........................................................................    24
                  -------------------
         4.25     No Other Representations...................................................................    24
                  ------------------------
         4.26     Certain Limitations........................................................................    24
                  -------------------
ARTICLE 5....................................................................................................    25
         5.1      Corporate Organization.....................................................................    25
                  ----------------------
         5.2      Authority Relative to This Agreement.......................................................    25
                  ------------------------------------

         5.3      No Conflict.................................................................................   25
                  -----------
         5.4      Consents, Approvals, and Licenses...........................................................   26
                  ---------------------------------
         5.5      Financing...................................................................................   26
                  ---------
         5.6      Investment Intent; Investment Experience; Restricted Securities.............................   26
                  ---------------------------------------------------------------
         5.7      Legal Proceedings...........................................................................   26
                  -----------------
         5.8      Brokerage Fees..............................................................................  276
                  --------------
         5.9      Independent Investigation...................................................................  276
                  -------------------------
ARTICLE 6.....................................................................................................   27
         6.1      Conduct and Preservation of the Acquired Companies..........................................   27
                  --------------------------------------------------
         6.2      Restrictions on Certain Actions.............................................................  287
                  -------------------------------
         6.3      Indebtedness................................................................................   29
ARTICLE 7.....................................................................................................   29
         7.1      Access to Information and Confidentiality...................................................  930
                  -----------------------------------------
         7.2      Regulatory and Other Authorizations and Consents............................................  321
                  ------------------------------------------------
         7.3      Employees and Parent Employee Plans.........................................................   33
                  -----------------------------------
         7.4      Public Announcements........................................................................  365
                  --------------------
         7.5      Amendment of Schedules......................................................................  365
                  ----------------------
         7.6      Fees and Expenses...........................................................................   36
                  -----------------
         7.7      Transfer Taxes..............................................................................   36
                  --------------
         7.8      Action Regarding Indemnities................................................................   36
                  ----------------------------
         7.9      [Intentionally Omitted] ....................................................................   36
         7.10     Excluded Assets.............................................................................  376
                  ---------------
         7.11     Transition Services.........................................................................  376
                  -------------------
         7.12     Guarantees; Wilson Storage Capacity; and Other Affiliate Contracts..........................   37
                  ------------------------------------------------------------------
         7.13     Use of PG&E Marks...........................................................................  387
                  -----------------
         7.14     Insurance...................................................................................  387
                  ---------
         7.15     Disclaimer of Warranties....................................................................   38
                  ------------------------
ARTICLE 8.....................................................................................................  398
         8.1      Representations and Warranties True.........................................................  398
                  -----------------------------------
         8.2      Covenants and Agreements Performed..........................................................   39
                  ----------------------------------
         8.3      HSR Act and Consents........................................................................   39
                  --------------------
         8.4      Legal Proceedings...........................................................................   39
                  -----------------
ARTICLE 9.....................................................................................................   39
         9.1      Representations and Warranties True.........................................................  940
                  -----------------------------------
         9.2      Covenants and Agreements Performed..........................................................  940
                  ----------------------------------
         9.3      HSR Act and Consents........................................................................  940
                  --------------------
         9.4      Legal Proceedings...........................................................................   40
                  -----------------
         9.5      Repayment of Short-Term Debt of the Acquired Companies......................................   40
                  ------------------------------------------------------
         9.6      Consents....................................................................................   40
                  --------
ARTICLE 10....................................................................................................  410
         10.1     Termination.................................................................................  410
                  -----------
         10.2     Effect of Termination.......................................................................  410
                  ---------------------
         10.3     Amendment...................................................................................  410
                  ---------
         10.4     Waiver......................................................................................   41
                  ------
ARTICLE 11....................................................................................................  421
         11.1     Tax Sharing Agreements......................................................................  421
                  ----------------------

         11.2     Tax Return Preparation....................................................................  421
                  ----------------------
         11.3     Straddle Period Tax Allocation............................................................  432
                  ------------------------------
         11.4     Straddle Returns..........................................................................  432
                  ----------------
         11.5     Use of Consistent Tax Practices...........................................................   43
                  -------------------------------
         11.6     Refunds or Credits........................................................................  443
                  ------------------
         11.7     Filing of Amended Returns.................................................................  443
                  -------------------------
         11.8     Assistance and Cooperation................................................................  454
                  --------------------------
         11.9     Reimbursement for Net Tax Carrybacks......................................................  454
                  ------------------------------------
         11.10    Tax Deductions for Stock Option Exercises.................................................  454
                  -----------------------------------------
         11.11    Buyer's Indemnity for Post Closing Transactions...........................................   45
                  -----------------------------------------------
         11.12    Reporting of Post-Closing Transactions....................................................  465
                  --------------------------------------
         11.13    Closing Tax Certificate...................................................................  465
                  -----------------------
         11.14    Tax Allocation - Seller's Obligations.....................................................  465
                  -------------------------------------
         11.15    Taxes of Other Persons....................................................................  465
                  ----------------------
         11.16    Tax Allocation - Buyer's Obligations......................................................  465
                  ------------------------------------
         11.17    Tax Claim Notices.........................................................................  465
                  -----------------
         11.18    Pre-Closing Tax Period Tax Claims.........................................................  476
                  ---------------------------------
         11.19    Straddle Period Tax Claims................................................................  476
                  --------------------------
         11.20    Payments for Tax Benefits.................................................................  476
                  -------------------------
         11.21    Treatment of Tax Indemnity Payments.......................................................  487
                  -----------------------------------
         11.22    Liability for Existing Franchise Tax Claims...............................................  487
                  -------------------------------------------
         11.23    Survival and Time Limitation..............................................................  487
                  ----------------------------
         11.24    Sole and Exclusive Remedy.................................................................  487
                  -------------------------
         11.25    Purchase Price Allocation.................................................................   47
                  -------------------------
ARTICLE 12..................................................................................................  487
         12.1.    Indemnification...........................................................................   47
                  ---------------
         12.2     Defense of Claims.........................................................................  510
                  -----------------
         12.3     Additional Provisions Relating to Environmental Indemnification...........................  521
                  ---------------------------------------------------------------
         12.4     Procedures for Remedial Actions...........................................................  532
                  -------------------------------
         12.5     Tax Treatment of Indemnity Payments.......................................................  543
                  -----------------------------------
ARTICLE 13..................................................................................................  543
         13.1     Notices...................................................................................  543
                  -------
         13.2     Entire Agreement..........................................................................  554
                  ----------------
         13.3     Binding Effect; Assignment; No Third Party Benefit........................................  564
                  --------------------------------------------------
         13.4     Severability..............................................................................  565
                  ------------
         13.5     Governing Law.............................................................................  565
                  -------------
         13.6     Further Assurances........................................................................  565
                  ------------------
         13.7     Counterparts..............................................................................  565
                  ------------
         13.8     Disclosure................................................................................  565
                  ----------
         13.9     Consent to Jurisdiction...................................................................  575
                  -----------------------
         13.10    Bulk Sales or Transfer Laws...............................................................  576
                  ---------------------------

                            STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of January 27, 2000, between PG&E National Energy Group, Inc., a Delaware corporation ("Seller"), and El Paso Field Services Company, a Delaware corporation ("Buyer"). Seller and Buyer are referred to herein sometimes individually as a "Party" and collectively as the "Parties."

                                   Recitals:

     A. PG&E Gas Transmission, Texas Corporation, a Delaware corporation ("GTT") and PG&E Gas Transmission Teco, Inc., a Delaware corporation ("TECO" and collectively with GTT, the "Companies") are each wholly owned subsidiaries of Seller.

     B. Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, the Shares (as defined in Section 1.1) of the Companies, upon the terms
                                  -----------
and subject to the conditions in this Agreement.

     NOW, THEREFORE, Seller and Buyer agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS

     1.1  Certain Defined Terms.  As used in this Agreement, each of the
          ---------------------
following terms has the meaning given to it below:

     "Acquired Companies" means the Companies and the Company Subsidiaries.

     "Acquired Company" means any of the Acquired Companies.

     "Acquired Company Insurance Policies" means those material policies of insurance which Seller, PG&E, or any of the Acquired Companies maintains for the Acquired Companies or the Related Companies with respect to their assets and operations, all of which are listed on Schedule 4.16.
                                       -------------

     "Adjusted Working Capital" has the meaning assigned to such term in Section
                                                                         -------
2.5(f).
------

     "Adjustment Amount" has the meaning assigned to such term in Section
                                                                  -------
2.5(a).
------

     "Adjustment Statement" has the meaning assigned to such term in Section
                                                                     -------
2.5(b).
------

     "Affiliate" means, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For the purposes of this definition, "control" means, when used with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise, and the terms "controlling" and "controlled" have correlative meanings.

                                                        Stock Purchase Agreement

     "Affiliated Group" means any affiliated group within the meaning of Code
(S) 1504(a) or any similar group defined under a similar provision of state, local or foreign laws.

     "Applicable Environmental Laws" means any and all Applicable Laws in effect as of the date of this Agreement pertaining to protection of health, safety, and the environment in effect in any and all jurisdictions in which any Acquired Company has conducted operations, including the Clean Air Act, as amended, CERCLA, the Federal Water Pollution Control Act, as amended, the Resource Conservation and Recovery Act of 1976, as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, and the Hazardous Materials Transportation Act, as amended.

     "Applicable Law" means any statute, law, rule, or regulation, or any judgment, order, ordinance, writ, injunction, or decree of, any Governmental Entity to which a specified Person or property is subject, excluding any statute, law, rule, regulation, judgment, order, ordinance, writ, injunction or decree that is the subject of the Existing Franchise Tax Claims, including any Losses with respect thereto, or that arises out of claims that are substantially similar to those asserted in the Existing Franchise Tax Claims, including any Losses with respect thereto.

     "Assumed Liabilities" has the meaning assigned to such term in Section 2.6.
                                                                    -----------

     "Assumed Litigation" means all Proceedings (including those listed on
Schedule 4.11) to which the Acquired Companies or their properties are or may
-------------
become subject, whether known or unknown, contingent or liquidated, and whether arising or relating to facts existing before, on, or after the Closing Date.

     "Balance Sheet Date" means December 31, 1999.

     "Base Purchase Price" means a purchase price of $278,500,000.

     "Buyer Indemnitees" means, collectively, Buyer and its Affiliates and its and their officers, directors, employees, agents, and representatives.

     "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

     "Closing" means the closing of the transactions contemplated hereby.

     "Closing Date" means the date on which the Closing occurs

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Combined Financial Statements" has the meaning assigned to such term in
Section 4.7.
-----------

                                                        Stock Purchase Agreement

     "Commercial Contracts" means the contracts and agreements listed in
Schedule 4.13 in accordance with clause (vi) and (vii) of Section 4.13.
-------------                                             ------------

     "commercially reasonable efforts" means efforts in accordance with reasonable commercial practice and without the incurrence of unreasonable expense.

     "Company Employee Plans" means those Employee Plans established by or contributed to by the Acquired Companies as of the Date of this Agreement, or pursuant to which the Acquired Companies could have any liability (contingent or otherwise), excluding any Parent Employee Plan.

     "Company Subsidiaries" means the wholly owned subsidiaries of the Companies listed in Schedule 1.1(a).
          ---------------

     "Confidentiality Agreement" means that certain confidentiality letter agreement dated December 2, 1999, between Buyer and PG&E.

     "Deductible Amount" means an amount equal to $10,000,000.

     "Direct Claim" means any claim by an Indemnitee on account of a Loss which does not result from a Third Party Claim.

     "Disclosure Letter" means the letter, of even date herewith, of the Seller or the Buyer in which such party's Schedules are set forth, as same may be amended or supplemented in accordance with Section 7.5.
                                           -----------

     "Dispute Deadline Date" has the meaning assigned to such term in Section
                                                                      -------
2.5(c).
------

     "Effective Date Financial Statements" has the meaning assigned to such term in Section 2.5(b).
   --------------

     "Employee Plan" means any stock purchase, stock option, pension, profit sharing, bonus, deferred compensation, incentive compensation, severance or termination pay, hospitalization or other medical or dental, life or other insurance, supplemental unemployment benefits plan or agreement or policy or other arrangement providing employment-related compensation or benefits, including, without limitation, "employee benefit plans," as defined in Section 3(3) of ERISA.

     "Effective Date" means the close of business on the last day of the month preceding the Closing Date.

     "Encumbrances" means liens, charges, pledges, options, mortgages, deeds of trust, security interests, claims, restrictions (whether on voting, sale, transfer, disposition, or otherwise), easements, and other encumbrances of every type and description, whether imposed by law, agreement, understanding, or otherwise.

                                                        Stock Purchase Agreement

     "EPE" means El Paso Energy Corporation, a Delaware corporation.

     "EPE Guaranty" means the guaranty of EPE to Seller, dated as of January 27, 2000, executed and delivered concurrently with the execution and delivery of this Agreement.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "ERISA Plans" means, collectively, any of the Company Employee Plans which is an "employee benefit plan" as defined in Section 3(2) of ERISA.

     "Estimated Adjustment Amount" means Seller's estimate of the Adjustment Amount.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Exhibits" means the exhibits attached to this Agreement.

     "Existing Franchise Tax Claims" means the litigation matters described in Section No. 1 of Schedule 4.11.
-------------    -------------

     "FERC" means the Federal Energy Regulatory Commission.

     "First Mortgage Debt" means the indebtedness outstanding as of the date of determination under the Mortgage Indenture.

     "Government Antitrust Authority" means any Governmental Entity with jurisdiction over the enforcement of any applicable antitrust laws.

     "Governmental Approvals" means all material consents and approvals of Governmental Entities, including those required under the HSR Act or from the FERC, the Securities and Exchange Commission, and the RRC that reasonably may be deemed necessary so that the consummation of the transactions contemplated hereby will be in compliance with Applicable Law and the failure to comply with which would have a Material Adverse Effect.

     "Governmental Entity" means any court or tribunal in any jurisdiction (domestic or foreign) or any federal, state, municipal or local government or other governmental body, agency, authority, department, commission, board, bureau, instrumentality, arbitrator or arbitral body (domestic or foreign).

     "Guarantees" means any and all obligations relating to the guarantees, letters of credit, bonds and other credit assurances of a comparable nature of Seller or any of its Affiliates (other than the Acquired Companies and the Related Companies) for the benefit of any Acquired Company or any Related Company and listed or described on Schedule 7.12.
                                   -------------

     "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

                                                        Stock Purchase Agreement

     "Indemnifying Party" means a Party required to provide indemnification under Section 12.1.
      ------------

     "Indemnitee" means a Party entitled to receive indemnification under
Section 12.1.
------------

     "Interest Adjustment" means interest (calculated based on the actual number of days elapsed, assuming a 360-day year) on the sum of the Base Purchase Price, plus the Estimated Adjustment Amount at the Prime Rate from (and including) the Effective Date to (but excluding) the Closing Date.

     "IRS" means the Internal Revenue Service.

     "knowledge" means, when used with respect to Seller, that which is actually known, after reasonable inquiry, by the officers of the Acquired Companies listed on Schedule 1.1(c), in their respective areas of responsibility, and when
          ---------------
used with respect to Buyer, that which is actually known, after reasonable inquiry, by the officers of the Buyer listed on Schedule 1.1(d), in their
                                                ---------------
respective areas of responsibility.

     "Losses" means, collectively, any and all claims, liabilities, losses, causes of action, fines, penalties, litigation, lawsuits, administrative proceedings, administrative investigations, costs, and expenses, including reasonable attorneys' fees, court costs, and other costs of suit.

     "Long-Term Debt" means the outstanding principal amount as of the date of the determination under the (i) MTN Program and (ii) First Mortgage Debt.

     "Material Adverse Effect" means, with respect to any Person, any adverse change or adverse condition in or relating to the financial condition, assets, liabilities, results of operations, or business of such Person and its Affiliates that is or is reasonably likely to be material to such Person and its Affiliates taken as a whole or that impedes the ability of such Person to consummate the transactions contemplated hereby, other than any change or changes in the prices of oil, gas, natural gas liquids, or other hydrocarbon products, general economic conditions, or local, regional, national, or international industry conditions.

     "Mortgage Indenture" means the Indenture of Mortgage and Deed of Trust and Security Agreement, dated as of March 25, 1987, from Valero Management Partnership, L.P. (now PG&E Texas Management Partnership, LP) to Bank of New England, N.A. (now State Street Bank and Trust Company, as successor corporate trustee) and Brian J. Curtis, as Trustees, as amended and supplemented to the date hereof.

     "Notice" means any notice, request, demand or other communications required or permitted to be given or made under this Agreement by either Party.

     "MTN Program" means the debt program of GTT pursuant to which from time to time GTT issued debt pursuant to that certain Indenture, dated as of March 30, 1992, between GTT (formerly known as Valero Energy Corporation) and Bankers Trust Company, as Trustee, as supplemented by the First Supplemental Indenture, dated as of March 13, 1995.

                                                        Stock Purchase Agreement

     "Parent Employee Plan" means any Employee Plan established by PG&E or any of its Affiliates (other than the Acquired Companies).

     "Parent Group" means the affiliated group of corporations within the meaning of Code Section 1504(a) for federal income Tax purposes of which Seller
                ------------
or PG&E is the common parent.

     "Pending FERC and RRC Proceedings" means (i) the Petition for Approval of
Section 311 Contract Storage Rates, filed by PG&E Texas Pipeline, L.P., with the FERC on December 20, 1999 (Docket No. PROO-8-00); (ii) the Petition for Approval
                                      ---------
of Section 311 Transportation Rates, filed by PG&E Texas Pipeline, L.P., with the FERC on December 20, 1999 (Docket No. PRO-9-000); (iii) the PG&E West Texas
                                          ---------
Pipeline, L.P., Statement of Operating Conditions filed, with the FERC on December 21, 1999 (Docket No. PROO-4-000) and (iv) the filing of PG&E Texas Pipeline, L.P. with the RRC for a determination that its transportation rates are cost based (Docket No. 8945).

     "Permits" means licenses, permits, franchises, consents, approvals, variances, exemptions, and other authorizations of or from Governmental Entities, excluding licenses, permits, franchises, consents, approvals, variances, exemptions and other authorizations of or from Governmental Entities that are the subject of the Existing Franchise Tax Claims, including any Losses with respect thereto, or that arise out of claims that are substantially similar to the Existing Franchise Tax Claims, including any Losses with respect thereto.

     "Permitted Encumbrances" means (i) Encumbrances created by Buyer, or its successors and assigns, (ii) liens for Taxes not yet due and payable, (iii) statutory liens (including materialmen's, mechanic's, repairmen's, landlord's, and other similar liens) arising in connection with the ordinary course of business securing payments not yet due and payable, (iv) Encumbrances arising under the Mortgage Indenture, (v) Encumbrances of record that do not materially impair or interfere with the use or operation of the burdened property, and (vi) such defects, imperfections or irregularities of title, if any, as are not material in character, amount, or extent.

     "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, enterprise, unincorporated organization, or Governmental Entity.

     "PG&E" means PG&E Corporation, a California corporation and the parent corporation of Seller.

     "PG&E Guaranty" means the guaranty of PG&E to Buyer, dated as of January 27, 2000, executed and delivered concurrently with the execution and delivery of this Agreement.

     "PG&E Marks" means the name "PG&E" and other trademarks, service marks, and trade names owned by Seller, PG&E and their respective Affiliates.

                                                        Stock Purchase Agreement

     "Post-Closing Tax Period" means any Tax period beginning after the Closing Date.

     "Post-Closing Tax Return" means any Tax Return that is required to be filed by any of the Acquired Companies with respect to a Post-Closing Tax Period; provided, however, it shall not include any Straddle Return.

     "Pre-Closing Tax Period" means any Tax periods or portions thereof ending on or before the Closing Date.

     "Pre-Closing Tax Return" means any Tax Return that is required to be filed with respect to any of the Acquired Companies with respect to a Pre-Closing Tax Period; provided, however, it shall not include any Straddle Return.

     "Prime Rate" means the prime interest rate reported in the Wall Street Journal on the Effective Date.

     "Purchase Price" means the aggregate purchase price consisting of the Base Purchase Price, plus the Interest Adjustment, as such sum is adjusted by the Adjustment Amount.

     "Proceedings" means all proceedings, actions, claims, suits, investigations, and inquiries by or before any arbitrator or Governmental Entity.

     "Related Agreements" means the Termination and Assignment Agreement attached as Exhibit 3.2(e).
            --------------

     "Related Companies" has the meaning assigned to such term in Section
                                                                  -------
4.2(a).
------

     "Retained E-Mail" means all electronic mail and other computer based communications stored on any electronic, digital, or other storage or back up media and retained in the ordinary course of PG&E's or Seller's or any of their respective Affiliates' or any of the Acquired Companies' business.

     "RRC" means the Texas Railroad Commission.

     "Scheduled Contracts" means any of the agreements, contracts, arrangements, or understandings listed on Schedule 4.13, other than the contracts and
                            -------------
agreements listed in Schedule 4.13 in accordance with clauses (v) and (ix) of
                     -------------
Section 4.13(a).
---------------

     "Schedules" means the schedules attached to the Disclosure Letter of the Seller or the Buyer, as the case may be.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Seller Indemnitees" means, collectively, the Seller and its Affiliates (other than the Acquired Companies) and its and their officers, directors, employees, agents, and representatives.

                                                        Stock Purchase Agreement

     "Settlement Amount" has the meaning assigned to such term in Section 4(b)
                                                                  ------------
of the Termination and Assignment Agreement attached as Exhibit 3.2(e).
                                                        --------------

     "Shares" means all the issued and outstanding capital stock of the Companies.

     "Straddle Period" means a Tax period or year commencing before and ending after the Closing Date.

     "Straddle Return" means a Tax Return for a Straddle Period.

     "Taxes" means any federal, state, local or foreign income, gross receipts, license, payroll, parking, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Sec. 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated tax or other tax of any kind whatsoever, including any interest, penalty or addition thereto, whether disputed or not, including such item for which a liability arises as a transferee or successor-in-interest, but the term Taxes does not include any of the foregoing items arising in respect of the Existing Franchise Tax Claims, including any Losses with respect thereto, or any such items that arise out of claims that are substantially similar to those asserted in the Existing Franchise Tax Claims, including any Losses with respect thereto.

     "Taxing Authority" means any Governmental Entity responsible for the imposition or collection of any Tax.

     "Tax Benefit" means any decreases in Tax actually realized.

     "Tax Return" means any return or report, declaration, report, claim for refund, information return, or statement relating to Taxes, including any related schedules, attachments, or other supporting information, with respect to Taxes, and including any amendment thereto.

     "TECO Margin Loan" means the outstanding obligations under the Credit Agreement, dated as of June 15, 1998, between PG&E Gas Transmission TECO, Inc. and Chase Bank of Texas, National Association.

     "Third Party Claim" means any claim or the commencement of any claim, action or proceeding made or brought by a Third Party.

     "Third Party" means any Person other than (i) Seller or any of its Affiliates (including the Acquired Companies) or (ii) Buyer and its Affiliates.

     "Total Purchase Price" means the sum of (i) the Purchase Price plus (ii) the principal amount of Long-Term Debt outstanding as of the Closing.

     "Transferred Employees" has the meaning assigned to such term in Section
                                                                      -------
7.3(a).
------

                                                        Stock Purchase Agreement

     "Treasury Regulations" means one or more treasury regulations promulgated under the Code by the Treasury Department of the United States.

     "U.S. GAAP" means generally accepted accounting principles in the United States of America from time to time, with such exceptions to such generally accepted accounting principles as may be noted or otherwise referred to on any individual financial statement or schedule.

     "Year 2000 Problems" shall mean the inability of any hardware, software or process to recognize and correctly calculate dates or the failure of computer systems, products or services to perform any of their intended functions in a proper manner in connection with data containing any date.

     1.2  Construction.  In construing this Agreement, the following
          ------------
principles shall be followed:

     (i) the terms "herein," "hereof," "hereby," and "hereunder," or other similar terms, refer to this Agreement as a whole and not only to the particular Article, Section, or other subdivision in which any such terms may be employed;

     (ii) references to Articles, Sections, and other subdivisions refer to the Articles, Sections, and other subdivisions of this Agreement;

     (iii) a reference to any Person shall include such Person's predecessors and successors;

     (iv) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with U.S. GAAP;

     (v) no consideration shall be given to the captions of the articles, sections, subsections, or clauses, which are inserted for convenience in locating the provisions of this Agreement and not as an aid in its construction;

     (vi) examples shall not be construed to limit, expressly or by implication, the matter they illustrate;

     (vii) the word "includes" and its syntactical variants mean "includes, but is not limited to" and corresponding syntactical variant expressions;

     (viii) a defined term has its defined meaning throughout this Agreement, regardless of whether it appears before or after the place in this Agreement where it is defined;

     (ix)    the plural shall be deemed to include the singular, and vice versa;
and

                                                        Stock Purchase Agreement

     (x) each exhibit, attachment, and schedule to this Agreement is a part of this Agreement, but if there is any conflict or inconsistency between the main body of this Agreement and any exhibit, attachment, or schedule, the provisions of the main body of this Agreement shall prevail.

                                   ARTICLE 2
                           TERMS OF THE TRANSACTION

     2.1  Agreement to Sell and to Purchase the Shares.  At the Closing, and
          --------------------------------------------
on the terms and subject to the conditions in this Agreement, Seller shall sell, assign, transfer, deliver, and convey to Buyer, and Buyer shall purchase and accept from Seller, the Shares of the Companies free and clear of all Encumbrances.

     2.2  Purchase Price and Payment.  In consideration of the sale of the
          --------------------------
Shares to Buyer, Buyer shall pay to Seller at the Closing, in immediately available funds, an amount equal to the sum of the Base Purchase Price, plus the Interest Adjustment, plus the Estimated Adjustment Amount. Such payment shall be made by confirmed wire transfer to a bank account or accounts to be designated by Seller in the amount shown in Seller's statement delivered to Buyer in accordance with Section 2.4 below.
                         -----------

     2.3  [Intentionally Omitted].
           ---------------------

     2.4  Calculation of Closing Consideration.  Not later than 5 days prior
          ------------------------------------
to the date of Closing, Seller shall deliver to Buyer a written statement setting forth (i) the Base Purchase Price, (ii) the Interest Adjustment, and
(iii) the Estimated Adjustment Amount (including an estimate of the Settlement Amount), with Seller's calculation of the Interest Adjustment and the Estimated Adjustment Amount in reasonable detail, based on information then available to Seller. If the Estimated Adjustment Amount is positive, the sum of the Base Purchase Price and the Interest Adjustment shall be increased by the Estimated Adjustment Amount, and if the Estimated Adjustment Amount is negative, the sum of the Base Purchase Price and the Interest Adjustment shall be reduced by the Estimated Adjustment Amount.

     2.5  Calculation and Payment of Adjustment Amount.
          --------------------------------------------

     (a)  Adjustment Amount.  The "Adjustment Amount" equals the net increase
          -----------------
to, or net decrease from, the Adjusted Working Capital (as defined herein) between the Balance Sheet Date and the Effective Date. For purposes of clarity, an increase in Adjusted Working Capital shall be represented by a positive number and a decrease in Adjusted Working Capital shall be represented by a negative number.

     (b)  Effective Date Financial Statements and Adjustment Amount.  As
          ---------------------------------------------------------
promptly as practicable after the Closing Date, and in any event not later than 60 days after the Closing Date, Buyer shall deliver to Seller (i) a combined balance sheet, statement of income, and statement of cash flow of the Companies as of the Effective Date (the "Effective Date Financial Statements") prepared on substantially the same basis as the Combined Financial Statements have been prepared (except that the Effective Date Financial Statements shall be prepared using actual volumes and revenues as would be available at least 30 days after the Effective Date and based

                                                        Stock Purchase Agreement
on other best available information through the period ending upon the date same is delivered to Seller), and (ii) a statement of Buyer (the "Adjustment Statement") showing in reasonable detail its calculation of the Adjustment Amount (using as the Settlement Amount the amount stipulated in Section 4(b) of
                                                                ------------
the Termination and Assignment Agreement). Seller agrees, at no cost to Buyer, to give Buyer and its authorized representatives reasonable access to such employees, offices, and other facilities and such books and records of the Seller as are reasonably necessary to allow Buyer and its authorized representatives to prepare the Effective Date Financial Statements and the Adjustment Amount in compliance with this Section 2.5. Buyer, at no cost to
                                          -----------
Seller, shall give representatives of Seller reasonable access to its premises, employees and other facilities and to its and the Acquired Companies' books and records as are reasonably necessary for purposes of reviewing, verifying, and auditing the Effective Date Financial Statements and the Adjustment Amount.


     (c)  Dispute Resolution.  The Adjustment Statement shall become final and
          ------------------
binding on Seller and Buyer as to the Adjustment Amount on the 60th day following the date the Adjustment Statement is received by Seller (the "Dispute Deadline Date"), unless prior to the Dispute Deadline Date Seller delivers Notice to Buyer of its disagreement. Seller's Notice shall set forth all of Seller's disputed items together with Seller's proposed changes thereto, including an explanation in reasonable detail of the basis on which Seller proposes such changes. If Seller has delivered a timely Notice of disagreement, then Buyer and Seller shall use their good faith efforts to reach written agreement on the disputed items to determine the Adjustment Amount, which in no event shall be more favorable to Buyer than reflected on the Adjustment Statement prepared by Buyer nor more favorable to Seller than shown in the proposed changes delivered by Seller pursuant to its Notice of disagreement. If all of Seller's disputed items have not been resolved by Buyer and Seller by the 90th day following Seller's receipt of the Adjustment Statement, then Seller's disputed items shall be submitted to binding arbitration by an independent nationally recognized accounting firm without any material financial relationship to either Buyer or Seller, as mutually selected by Buyer and Seller within five (5) business days after the end of the foregoing 90-day period (or in the absence of agreement between Buyer and Seller by the close of business on such 5th business day as selected by the president of the American Arbitration Association or his designee). The fees and expenses of such arbitration shall be borne 50% by Seller and 50% by Buyer. The determination of the Adjustment Amount by such arbitration shall be final and binding upon Buyer and Seller as to the Adjustment Amount.

     (d)  Final Date.  The Adjustment Amount shall be deemed to be finally
          ----------
determined in the amount set forth in the Adjustment Statement on the Dispute Deadline Date unless a dispute Notice is given in accordance with
Section 2.5(c) with respect to the calculation thereof. If such a dispute Notice
-------------
is given, the Adjustment Amount shall be deemed finally determined on the date that the selected accounting firm gives Notice to Buyer and Seller of its determination with respect to all disputes regarding the calculation thereof, or, if earlier, the date on which Seller and Buyer agree in writing on the amount thereof, in which case the Adjustment Amount shall be calculated in accordance with such determination or agreement, as the case may be.

     (e)  Payments.  If the Adjustment Amount, as finally determined, exceeds
          --------
the Estimated Adjustment Amount, then Buyer shall pay to Seller the amount of such excess, plus interest on the amount of such excess from (and including) the Closing Date to (but excluding)

                                                        Stock Purchase Agreement
the date of payment at the Prime Rate. If the Adjustment Amount is less than the Estimated Adjustment Amount, then Seller shall pay to Buyer the amount of such deficiency, plus interest on the amount of such deficiency from (and including) the Closing Date to (but excluding) the date of payment at the Prime Rate. Any payment shall be made within 10 business days of the date the Adjustment Amount is deemed to be finally determined pursuant to Section 2.5(d).
                                               --------------

     (f)  Definition.  The "Adjusted Working Capital" as of the Balance Sheet
          ----------
Date shall be as set forth in Section 2.5(g).  The "Adjusted Working Capital" as
                              --------------
of the Effective Date shall be calculated using the Effective Date Financial Statements and shall be equal to (w) the sum of (i) an amount equal to the portion of the assets of the Acquired Companies which constitute current assets, plus (ii) the sum of any amounts expended by any of the Acquired Companies since the Balance Sheet Date and on or prior to the Effective Date (A) to pay for capital expenditures that are permitted by Section 6.2(h) or (B) to the extent
                                           --------------
permitted in Section 6.2(l) and Schedule 6.2(l), plus (iii) the amount of any
             --------------     ---------------
reduction in the outstanding principal balance of Long-Term Debt as of the Effective Date below the $561.5 million aggregate principal balance of Long-Term Debt outstanding as of the Balance Sheet Date, plus (iv) an amount (if positive) or less an amount (if negative) equal to the fair value (or so-called mark-to-market value) determined as of the Effective Date of the net contract position of the Acquired Companies under the contracts described in Part I of
                                                           ------
Exhibit A of the Termination and Assignment Agreement, and plus (v) an amount
---------
(if positive) or less an amount (if negative) equal to the Settlement Amount, less (x) an amount equal to the portion of the liabilities of the Acquired Companies which constitutes current liabilities, as such current assets and current liabilities are included in the Effective Date Financial Statements, less (y) the amount of any increase in the amount of Long-Term Debt outstanding as of the Balance Sheet Date, and less (z) any amounts refunded to the Seller or any of its Affiliates (other than the Acquired Companies) in respect of prepaid insurance of the Acquired Companies cancelled on or prior to the Closing to the extent reflected as a current asset for the purposes of calculating Adjusted Working Capital. Notwithstanding the foregoing sentence, for the purpose of calculating Adjusted Working Capital, (i) none of the following shall be included in either current assets or current liabilities: (A) assets or liabilities of the Acquired Companies relating to Taxes (including any deferred Tax assets or liabilities); (B) any asset or liability of any of the Acquired Companies relating to pensions or other employee post-retirement benefits or any of the liabilities associated with the obligations in
Section 7.3(c) through Section 7.3(h); (C) the current portion of any principal
--------------         --------------
payment obligation with respect to Long-Term Debt and the outstanding principal balance of indebtedness for borrowed money to be repaid by the Acquired Companies in accordance with Section 9.5; (D) cash or cash equivalents on
                             -----------
hand or accounts receivable constituting the proceeds of insurance received or receivable by any of the Acquired Companies in respect of a casualty loss experienced by an Acquired Company after the Balance Sheet Date, which casualty loss involves an asset reflected as a non-current asset as of the Balance Sheet Date; (E) except as contemplated in clause (w)(ii)(B) of the preceding sentence, any liabilities and accounts payable associated with Proceedings described in
Section 6.2(l); and (F) except as contemplated in clauses (w)(iv) and (w)(v) of
--------------
the preceding sentence, any amounts in respect of the contracts and agreements listed in Part I and Part II of Exhibit A to the Termination and Assignment
          ------     -------    ---------
Agreement and (ii) the valuation of the inventories of the Acquired Companies as of the Effective Date shall be in the same manner as the valuation of such inventories as of the Balance Sheet Date. Except to the extent contemplated above, the Adjusted Working Capital as of the Balance Sheet Date has

                                                        Stock Purchase Agreement
been calculated in a manner substantially consistent with the method for calculating Adjusted Working Capital as of the Effective Date.

     (g)  Adjusted Working Capital Amount.  Buyer and Seller each acknowledges
          -------------------------------
and agrees that the Adjusted Working Capital as of the Balance Sheet Date is set forth in Schedule 2.5(g) hereto, which also sets forth the calculation of the
         ---------------
Adjusted Working Capital as of the Balance Sheet Date.

     2.6  Assumed Obligations.  Buyer acknowledges and agrees that, following
          -------------------
the Closing, the Acquired Companies shall remain obligated for their liabilities and obligations, including the Assumed Litigation and the Long-Term Debt outstanding as of the Closing (the "Assumed Liabilities"), and the Acquired Companies shall pay, perform, and discharge the Assumed Liabilities from and after the Closing.


                                   ARTICLE 3
                                    CLOSING

     3.1  Closing.  Subject to fulfillment or waiver of the conditions in this
          -------
Agreement, the Closing shall take place on the Closing Date. The Closing shall take place at the offices of Andrews & Kurth L.L.P., 4200 Chase Tower, Houston, Texas 77002 or such other place as the Parties may agree, at 10:00 a.m., Houston, Texas time, on the fifth business day following the receipt of all Government Approvals and the satisfaction or waiver of the other conditions to Closing in Articles 8 and 9 or at such other time as the Parties may agree.
           ----------     -
Unless otherwise agreed, all Closing transactions shall be deemed to have occurred simultaneously.

     3.2  Deliveries by Seller.  At the Closing, Seller will deliver the
          --------------------
following documents to Buyer:

     (a) A certificate executed on behalf of Seller by the president, senior vice president, or vice president of Seller, dated the Closing Date, representing and certifying, in such detail as Buyer may reasonably request, that the conditions set forth in Sections 9.1 and 9.2 have been fulfilled.
                                 ------------     ---

     (b) An opinion of counsel to Seller, dated the Closing Date, in the forms of Exhibit 3.2(b)(i) and 3.2(b)(ii).
         -----------------     ----------

     (c)  The certificates, instruments, and documents listed below:

          (i) The stock certificates representing the Shares duly endorsed in blank, or accompanied by stock powers duly executed in blank, and otherwise in form acceptable for transfer of the Shares to Buyer free and clear of all Encumbrances.

          (ii) The minute books, stock records, and corporate seal (if any) of each Acquired Company.

                                                        Stock Purchase Agreement

          (iii) The written resignations of the directors and officers of each Acquired Company, such resignations to be effective concurrently with the Closing on the Closing Date.

          (iv)   Evidence of the Governmental Approvals of Seller.

          (v) Evidence that the revolving credit facilities of any of the Acquired Companies, the TECO Margin Loan and any indebtedness (other than accounts payable) of any of the Acquired Companies for borrowed money owed to the Seller or PG&E or any of their Affiliates (other than the Acquired Companies) have been, or concurrently with Closing are being, repaid in full.

          (vi) Such other certificates, instruments of conveyance, and documents as may be reasonably requested by Buyer prior to the Closing Date to carry out the intent and purposes of this Agreement.

     (d)  [Intentionally Omitted].

     (e)  A Termination and Assignment Agreement substantially in the form of
Exhibit 3.2(e) duly executed by Seller.
--------------

     3.3  Deliveries by Buyer.  At the Closing, Buyer will deliver the
          -------------------
following documents to Seller:

     (a) A certificate executed by the president, senior vice president, or vice president of Buyer, dated the Closing Date, representing and certifying, in such detail as Seller may reasonably request, that the conditions set forth in Sections 8.1 and 8.2 have been fulfilled.
------------     ---

     (b)  An opinion of counsel to Buyer, dated the Closing Date, in the form of
Exhibit 3.3(b).
--------------

     (c)  [Intentionally Omitted].

     (d)  A Termination and Assignment Agreement substantially in the form of
Exhibit 3.2(e) duly executed by Buyer.
-------------

     (e)  All releases, replacements, and substitutions required by
Section  8.5 with respect to the Guarantee listed in Part 1 of Part B of
------------                                         ------    ------
Schedule 7.12, in form and substance satisfactory to Seller.
-------------

     (f)  Evidence of the Governmental Approvals of Buyer.

     (g) Such other certificates, instruments, and documents as may be reasonably requested by Seller prior to the Closing Date to carry out the intent and purposes of this Agreement.

                                                        Stock Purchase Agreement

                                   ARTICLE 4
                   REPRESENTATIONS AND WARRANTIES OF SELLER

     Subject to the provisions of Article 12, Seller represents and warrants to
                                  ----------
Buyer as of the date hereof and, subject to Section 7.5, as of the Closing Date
                                            -----------
as follows:

     4.1  Corporate Organization.  Seller is a corporation duly organized,
          ----------------------
validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

     4.2  Acquired Companies.
          ------------------

     (a)  List of Acquired Companies.  Except as set forth on Schedule 4.2, the
          --------------------------                          ------------
Companies do not own, directly or indirectly, any capital stock or other equity securities of any corporation or have any direct or indirect equity or ownership interest in any other Person. Schedule 4.2 lists (i) each Acquired Company, the
                              ------------
jurisdiction of incorporation or formation of each Acquired Company, and the authorized (in the case of capital stock) and outstanding capital stock or other equity interests of each Acquired Company and (ii) each of the other entities (the "Related Companies") in which the Acquired Companies own any capital stock or other equity securities, the jurisdiction of incorporation or formation, and the capital stock or other equity interests of each such Related Company that are owned by any Acquired Company. Each corporate Acquired Company is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation, and each other Acquired Company is duly formed and validly existing under the laws of the jurisdiction of its formation. Each Acquired Company has all requisite corporate or other power and authority, as applicable, to own, lease, and operate its properties and to carry on its business as now being conducted. No actions or proceedings to dissolve any Acquired Company are pending.

     (b)  No Encumbrances.  Except as otherwise indicated on Schedule 4.2, all
          ---------------                                    ------------
of the outstanding capital stock or other equity interests of each Acquired Company is owned directly or indirectly by Seller free and clear of all Encumbrances, other than (i) restrictions on transfer that may be imposed by federal or state securities laws, (ii) those that arise by virtue of any actions taken by or on behalf of Buyer or its Affiliates, or (iii) those that arise under the Mortgage Indenture. All outstanding shares of capital stock of each corporate Acquired Company have been validly issued and are fully paid and nonassessable. All equity interests of each other Acquired Company have been validly issued and are fully paid (to the extent required at such time). No shares of capital stock or other equity interests of any Acquired Company are subject to, nor have any been issued in violation of, preemptive or similar rights.

     (c)  No Options.  Except as set forth on Schedule 4.2, there are
          ----------                          ------------
outstanding (i) no shares of capital stock or other voting securities of any Acquired Company, (ii) no securities of any Acquired Company convertible into or exchangeable for shares of capital stock or other voting securities of any Acquired Company, (iii) no options or other rights to acquire from Seller or any Acquired Company, and no obligation of Seller or any Acquired Company to issue or sell, any shares of capital stock or other voting securities of any Acquired Company or any securities convertible into or exchangeable for such capital stock or voting securities, and (iv) no equity equivalents, interests in the ownership or earnings, or other similar rights of or with respect to any Acquired Company. There are no outstanding obligations of Seller or any Acquired

                                                        Stock Purchase Agreement

Company to repurchase, redeem, or otherwise acquire any of the foregoing shares, securities, options, equity equivalents, interests or rights.

     (d)  Qualification.  Each of the Acquired Companies is duly qualified or
          -------------
licensed to do business as a corporation, foreign corporation, limited partnership, or limited liability company, as applicable, and each of the Acquired Companies is in good standing in each of the jurisdictions set forth opposite its name on Schedule 4.2, which are all the jurisdictions in which
                     ------------
the property owned, leased, or operated by it or the conduct of its business requires such qualification or licensing, except jurisdictions in which the failure to be so qualified or licensed would not, individually or in the aggregate, have a Material Adverse Effect.

     4.3  Charter and Bylaws.  Seller has made available to Buyer accurate and
          ------------------
complete copies of each Acquired Company's certificate of incorporation and bylaws (or equivalent organizational documents) as currently in effect and stock records of the Acquired Companies.

     4.4  Authority Relative to this Agreement.  Seller has full corporate
          ------------------------------------
power and corporate authority to execute, deliver, and perform this Agreement and the Related Agreements to which it is a party, and PG&E has full corporate power and corporate authority to execute, deliver and perform the PG&E Guaranty. The execution, delivery, and performance by Seller of this Agreement and the Related Agreements, and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action of Seller. The execution, delivery, and performance by PG&E of the PG&E Guaranty, and the consummation by it of the transactions contemplated thereby, have been duly authorized by all necessary corporate action of PG&E. This Agreement has been duly executed and delivered by Seller and constitutes, and each Related Agreement executed or to be executed by Seller has been, or when executed will be, duly executed and delivered by Seller and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of Seller, enforceable against Seller in accordance with its terms, except that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally and (ii) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances. The PG&E Guaranty has been duly executed and delivered by PG&E and constitutes a valid and legally binding obligation of PG&E, enforceable against PG&E in accordance with its terms, except that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally and (ii) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

     4.5  No Conflict.  Assuming all consents, approvals, authorizations, and
          -----------
other actions described in Section 4.6 have been obtained and all filings and
                           -----------
notifications listed on Schedule 4.6 have been made, and except (a) for the
                        ------------
matters that are the subject of the Existing Franchise Tax Claims or that arise out of claims that are substantially similar to the Existing Franchise Tax Claims, or (b) as may result from any facts or circumstances relating solely to Buyer or its Affiliates or as described on Schedule 4.5, the execution,
                                           ------------
delivery, and performance of this Agreement and the Related Agreements by Seller and of the PG&E Guaranty by PG&E and the consummation by each of them of the transactions contemplated hereby or thereby do not and will not (x) violate or breach the certificate of incorporation or by-laws (or equivalent

                                                        Stock Purchase Agreement
organizational documents) of Seller or any Acquired Company or, in the case of the PG&E Guaranty, of PG&E, (y) violate or breach any Applicable Law binding upon Seller or any Acquired Company or PG&E or any of their respective assets or properties, except as would not have, individually or in the aggregate, a Material Adverse Effect, (z) result in any breach of, or constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Encumbrance on any of the assets or properties of any Acquired Company pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument relating to such assets or properties to which any Acquired Company is a party or by which any of such assets or properties is bound or affected, except as would not have, individually or in the aggregate, a Material Adverse Effect.

     4.6  Consents, Approvals, and Licenses.  No consent, approval,
          ---------------------------------
authorization, license, order or permit of, or declaration, filing or registration with, or notification to, any Governmental Entity, or any other Person, is required to be made or obtained by Seller or any Acquired Company or PG&E in connection with the execution, delivery and performance of this Agreement, the Related Agreements and the PG&E Guaranty and the consummation of the transactions contemplated hereby or thereby, except: (a) as set forth on
Schedule 4.6; (b) applicable requirements of the HSR Act; (c) for the matters
------------
that are the subject of the Existing Franchise Tax Claims or that arise out of claims that are substantially similar to the Existing Franchise Tax Claims; (d) where the failure to obtain such consents, approvals, authorizations, licenses, orders or permits of, or to make such declarations, filings, or registrations or notifications, would not have, individually or in the aggregate a Material Adverse Effect, and (e) as may be necessary as a result of any facts or circumstances relating solely to Buyer. To the knowledge of Seller, the Acquired Companies hold all Permits necessary or required for the conduct of the business of the Acquired Companies, except for Permits the absence of which would not have, individually or in the aggregate, a Material Adverse Effect. All of such Permits are in full force and effect and each Acquired Company is in compliance with each such Permit, except as would not have, individually or in the aggregate, a Material Adverse Effect. Except as disclosed in Schedule 4.6,
                                                                  ------------
no notice has been received by Seller or any Acquired Company and no Proceeding is pending or, to the knowledge of Seller, threatened with respect to any alleged failure by any Acquired Company to have any such Permit or not to be in compliance therewith, except as would not have, individually or in the aggregate, a Material Adverse Effect. No event has occurred and is continuing which permits, or after notice or lapse of time or both would permit, any modification or termination of any such Permit held by any Acquired Company, except as would not have, individually or in the aggregate, a Material Adverse Effect.

     4.7  Financial Statements.  Schedule 4.7 contains (i) an unaudited
          --------------------   ------------
combined balance sheet of TECO and GTT as of December 31, 1999 and the notes thereto, (ii) an unaudited statement of income for the 12-month period ending December 31, 1999, and (iii) an unaudited statement of cash flow for the 12-month period ending December 31, 1999 (collectively, the "Combined Financial Statements"). The Combined Financial Statements have been prepared in accordance with U.S. GAAP, assuming that as of such date GTT and TECO are eligible for consolidation and subject to the other assumptions and limitations set forth therein. The Combined Financial Statements are consistent with the books and records of the Companies and

                                                        Stock Purchase Agreement
fairly present, in all material respects, the financial position, results of operations, and cash flows of the Companies as of the date and for the period indicated.

     4.8  Absence of Material Changes.  Except as disclosed on Schedule 4.8
          ---------------------------                          ------------
and other than any change in the accounting books and records of GTT or TECO resulting from any gain, loss or impairment realized or realizable by the Seller or any Acquired Company in accordance with U.S. GAAP solely as a result of the transactions contemplated hereby or by virtue of the application of the accounting standards related to impairment analysis under U.S. GAAP (other than such an impairment analysis for any of the events described in clauses (i) through (iv) of this Section 4.8), since the Balance Sheet Date, (i) there has
                     -----------
not been any adverse change in the assets, liabilities, business, results of operation, or financial condition of the Acquired Companies that would have, individually or in the aggregate, a Material Adverse Effect, (ii) the businesses of the Acquired Companies have been conducted only in the ordinary course consistent with past practice, (iii) no Acquired Company has incurred any material liability or entered into any material agreement, in each case, outside the ordinary course of business consistent with past practice, and (iv) no Acquired Company has suffered any material loss, damage, destruction, or other casualty to any of its property, plant, equipment or inventories (whether or not covered by insurance).

     4.9  Tax Matters.  Except as disclosed on Schedule 4.9:
          -----------                          ------------

     (a) each Acquired Company has filed, or has had filed on its behalf, in a timely manner (within any applicable extension periods) with the appropriate Taxing Authority all Tax Returns with respect to Taxes of each of the Acquired Companies other than those Tax Returns on which an immaterial amount of Taxes would properly be shown and each such return was correct and complete in all material respects when filed;

     (b) each Affiliated Group has filed in a timely manner (within any applicable extension periods) with the appropriate Taxing Authority all Tax Returns that it was required to file for each taxable period during which any of the Acquired Companies was a member of the group, other than those Tax Returns on which an immaterial amount of Taxes would be properly shown, and each such Tax Return was correct and complete in all material respects when filed;

     (c) all Taxes due and payable (whether or not shown as due) on all filed Tax Returns of or with respect to the Acquired Companies have been paid in full or adequate reserves (determined in accordance with GAAP) have been provided for on the Combined Financial Statements;

     (d) there are no outstanding agreements or waivers extending the statutory period of limitations applicable to any federal, state, local or foreign income or other material Tax Returns required to be filed by or with respect to any of the Acquired Companies;

     (e) none of the Tax Returns of or with respect to any of the Acquired Companies is currently being audited or examined by any Taxing Authority;

                                                        Stock Purchase Agreement

     (f) no material deficiency for any income Taxes has been assessed with respect to any of the Acquired Companies that has not been abated, paid in full or adequately provided for on the Combined Financial Statements;

     (g) there is no dispute or claim concerning any Tax liability of any Acquired Company either (i) claimed or raised by any Taxing Authority in writing or (ii) as to which the Seller has knowledge;

     (h) the Combined Financial Statements and the Effective Date Financial Statements accurately reflect unpaid Taxes of the Acquired Companies for the periods covered by each;

     (i) each partnership with respect to which an Acquired Company owns an interest, directly or indirectly, is a partnership for Tax purposes;

     (j) none of the Acquired Companies has been notified by the IRS or any Governmental Authority that it is required to pay for the Taxes of any Person (other than any of the Acquired Companies) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract or otherwise;

     (k) all Taxes that any Acquired Company is or was required to withhold or collect have been duly withheld or collected, and to the extent required, have been paid to the proper Taxing Authority or other Person;

     (l) no payments are due or will become due by any Acquired Company pursuant to any tax indemnification agreement; and

     (m) none of the property of the Acquired Companies is subject to a safe-harbor lease (pursuant to Section 168(f)(8) of the Internal Revenue Code of 1954 as in effect after the Economic Recovery Tax Act of 1981 and before the Tax Reform Act of 1986) or is "tax-exempt use property" (within the meaning of
Section 168(h) of the Code) or "tax-exempt bond financed property" (within the meaning of Section 168(g)(5) of the Code).

     4.10  Compliance With Laws.  The Acquired Companies are in compliance in
           --------------------
all material respects with all Applicable Laws (other than Applicable Environmental Laws, as to which Seller's sole representations and warranties are set forth in Section 4.15, and Taxes, as to which Seller's sole representations
             ------------
and warranties are set forth in Section 4.9), except (i) as disclosed on
                                -----------
Schedule 4.10 or (ii) for noncompliance with such Applicable Laws which would
-------------
not have, individually or in the aggregate, a Material Adverse Effect.

     4.11  Legal Proceedings.  Except as disclosed on Schedule 4.11, there are
           -----------------                          -------------
no Proceedings pending, or to the knowledge of Seller, threatened against or involving any Acquired Company or any properties of any Acquired Company which would have, individually or in the aggregate, a Material Adverse Effect. Except as disclosed on Schedule 4.11, no Acquired Company is subject to any judgment,
                -------------
order, writ, injunction, or decree of any Governmental Entity which has had, individually or in the aggregate, a Material Adverse Effect.

     4.12  Title to Properties.  Except (i) as disclosed on Schedule 4.12,
           -------------------                              -------------
(ii) for the Permitted Encumbrances, and (iii) for such matters which would not have, individually or in the aggregate,

                                                        Stock Purchase Agreement
a Material Adverse Effect, each of the Acquired Companies has good and defensible title to those material properties (real, personal, and mixed, tangible and intangible) reflected in its books and records and in the Combined Financial Statements, other than those disposed of after the Balance Sheet Date in the ordinary course of business consistent with past practice.

     4.13  Acquired Company Agreements.
           ---------------------------

     (a)  List of Agreements.  Set forth on Schedule 4.13 is a list of the
          ------------------                -------------
following agreements and contracts to which any Acquired Company is a party or by which any Acquired Company or any of their respective properties is otherwise bound:

          (i) any commitment, agreement, note, loan, evidence of indebtedness, purchase order, letter of credit or guarantee of the indebtedness of others that Seller reasonably anticipates will, in accordance with its terms, involve aggregate payments by any Acquired Company of more than $1,000,000 within the remaining term of such agreement;

          (ii) any lease under which a Acquired Company is the lessor or lessee of real or personal property, which lease (A) cannot be terminated by any Acquired Company without penalty upon not more than 180 calendar days' notice and (B) involves an annual base rental during year 2000 or thereafter in excess of $1,000,000;

          (iii) any contracts or agreements containing covenants limiting the freedom of any Acquired Company to engage in any line of business or compete with any Person;

          (iv) any employment or consulting agreements having a primary term extending not less than six months after the date of this Agreement and involving annual payments during year 2000 or thereafter by any Acquired Company in excess of $250,000;

          (v) any pending sale or lease of real or personal property of any Acquired Company (other than sales of natural gas, natural gas liquids, or other terms of inventory in the ordinary course of business) in excess of $1,000,000;

          (vi) the gas purchase contracts, gas sales contracts, and gas transportation agreements representing in the aggregate approximately 80% of the revenue or expense of the Acquired Companies in calendar year 1999 under each such contract category;

          (vii) the gas processing agreements and natural gas liquids contracts representing in the aggregate approximately 80% of the contract volumes in calendar year 1999 under each such contract category;

          (viii) any contract requiring a capital expenditure or a commitment for a capital expenditure in excess of $500,000, other than any contracts solely related to the matters described in Schedule 6.2(h); or
                                                ---------------

                                                        Stock Purchase Agreement

          (ix) any obligation to make future payments, contingent or otherwise, arising out of or relating to the acquisition or disposition of any business, assets, or stock of other companies by any Acquired Company.

     (b)  No Violations.  During calendar year 1999, one or more of the Acquired
          -------------
Companies effected a transaction under the terms of each of the Scheduled Contracts that were listed in Schedule 4.13 in accordance with clauses (ii),
                              -------------                            ----
(vi), or (vii) of Section 4.13(a) with the counterparty or counterparties to
----     -----    ---------------
such Scheduled Contract. Except as disclosed in Schedule 4.13, no Acquired
                                                -------------
Company is in breach or violation of, or default under, any of the Scheduled Contracts, except where such breaches or violations or defaults would not have, individually or in the aggregate, a Material Adverse Effect. Each Scheduled Contract is a valid agreement, arrangement or commitment of the Acquired Company which is a party thereto, enforceable against the Acquired Company in accordance with its terms and, to the knowledge of Seller, is a valid agreement, arrangement or commitment of each other party thereto, enforceable against such party in accordance with its terms, except in each case where enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and except where enforceability is subject to the application of equitable principles or remedies or as would not have, individually or in the aggregate, a Material Adverse Effect. True and complete copies of the written Scheduled Contracts were in the data room of Seller or otherwise have heretofore been made available to Buyer, except as where noted in the Schedules.

     4.14 Employee Plans and Labor Matters.
          --------------------------------

     (a)  Disclosure.  Seller has heretofore provided or made available to
          ----------
Buyer (i) a true and complete copy of each material Company Employee Plan (each of which is listed on Schedule 4.14), (ii) each trust agreement relating to
                      -------------
such Company Employee Plan, (iii) the most recent IRS Form 5500 for such Company Employee Plans, and (iv) the most recent determination letter issued by the IRS with respect to any Company Employee Plan intended to be qualified under Section 401(a) of the Code.

     (b)  ERISA.  (i) None of the ERISA Plans, is a "multiemployer pension
          -----
plan," as described in Section 3(37) of ERISA, or a "multiple employer pension plan," as defined in Section 4063 of ERISA, and (ii) no material liability under Title IV of ERISA has been incurred by the Acquired Companies or any ERISA Plan that has not been satisfied in full, other than liability for premiums that are not yet due and payable to the Pension Benefit Guaranty Corporation, and there exist no facts or circumstances which could be expected to result in such liability. No plan has an "accumulated funding deficiency" (within the meaning of Section 302 of ERISA and Section 412 of the Code). Full payment has been made, or will be made in accordance with Section 404(a)(6) of the Code, of all amounts which any Acquired Company is required to pay under the terms of each of the Company Employee Plans and Section 412 of the Code, and all such amounts properly accrued through the date of this Agreement with respect to the current plan year thereof will be paid by the Acquired Companies on or prior to the date of this Agreement or have been properly recorded on the Combined Financial Statements.

     (c)  Qualification.  Except with respect to the PG&E Corporation Retirement
          -------------
Savings Plan (as to which an application has been filed, but the IRS has not yet issued its favorable determination letter), each Company Employee Plan intended to be qualified under

                                                        Stock Purchase Agreement

Section 401(a) of the Code has received a favorable determination letter from the IRS to the effect that it is so qualified, and to the Seller's knowledge, nothing has occurred since the date of such letter to adversely affect the qualified status of each such plan. Except as set forth on Schedule 4.14, none
                                                           -------------
of the Company Employee Plans or any other plan, program, or arrangement of the Acquired Companies would result, separately or in the aggregate, in the payment of any "excess parachute payment" within the meaning of Section 280G of the Code. Each Company Employee Plan has been operated in all material aspects in accordance with its terms and the requirements of Applicable Law. To the knowledge of Seller, there have been no non-exempt "prohibited transactions" within the meaning of Section 4975 of the Code or Section 406 of ERISA with respect to any Company Employee Plan to which either of those sections may apply. All contributions required to have been made with respect to any Company Employee Plan have been timely made.

     (d)  Deferred Benefits.  Except as set forth in Schedule 4.14, no Company
          -----------------                          -------------
Employee Plan provides benefits, including death, medical or health benefits (whether or not insured), after an employee's termination of employment, other than (i) continuation coverage required pursuant to Section 4980B of the Code and Part 6 of Title I of ERISA, and the regulation thereunder, and any other applicable law, (ii) death benefits or retirement benefits under any employee pension benefit plan, (iii) life insurance and medical benefits under retiree life insurance and medical plans, (iv) deferred compensation benefits, reflected as liabilities on the books of an Acquired Company, or (v) benefits the full cost of which is borne by the current or former employee (or his beneficiary).

     (e)  No Vesting.  Except as set forth in Schedule 4.14, the consummation
          ----------                          -------------
of the transactions contemplated by this Agreement will not (whether alone or upon the occurrence of any other event) (i) entitle any current or former employee of any Acquired Company to any payment or forgiveness or indebtedness,
(ii) accelerate the time of payment or vesting, result in the funding or increase the amount of any benefit, award or compensation due any such employee, or (iii) result in a restriction on the right of the Buyer to cause any Company Employee Plan to be amended or terminated.

     (f)  Claims.  There are no pending, or to the knowledge of Seller,
          ------
threatened or anticipated Proceedings against any of the Company Employee Plans or any of the Acquired Companies involving any such Company Employee Plan (other than routine claims for benefits).

     (g)  Labor Matters.  Except as set forth in Schedule 4.14, the Acquired
          -------------                          -------------
Companies are not (i) a party to, or bound by, any collective bargaining agreement with a labor union or labor organization, or (ii) the subject of any formal proceeding asserting that any Acquired Company has committed an unfair labor practice or is seeking to compel it to bargain with any labor organization as to wages or conditions of employment.

     (h)  No Parent Company Plan Liability.  The Acquired Companies will not
          --------------------------------
have any liability under any Parent Employee Plan after the Closing except for liabilities that have been properly accrued for periods through the Closing and properly recorded on the Combined Financial Statements.

                                                        Stock Purchase Agreement

     4.15  Environmental Matters.
           ---------------------

     (a)   Compliance and Remedial Obligations.  Except as set forth on Schedule
           -----------------------------------                          --------
4.15 and except for such matters as would not have, individually or in the
----
aggregate, a Material Adverse Effect, (i) the Acquired Companies are and have been in compliance with all Applicable Environmental Laws, (ii) no condition exists on any property currently owned or leased by the Acquired Companies which would subject any Acquired Company or such property to any remedial obligations or other liabilities under any Applicable Environmental Laws, and (iii) neither the Seller nor the Acquired Companies have received any written notice of any liability or violation by any Person (other than a Governmental Entity) under any Applicable Environmental Laws.

     (b)   CERCLA Notice.  Except as set forth on Schedule 4.15, (i) neither the
           -------------                          --------------
Seller nor the Acquired Companies have received any written claim or notice that any Acquired Company is or may be a potentially responsible person or otherwise liable under CERCLA or any analogous state law and (ii) since January 1, 1998, neither the Seller nor the Acquired Companies have received any written notice of liability or violation by any Governmental Entity under any Applicable Environmental Law, other than such notices that have been resolved with the applicable Governmental Entity.

     4.16  Insurance.  Set forth on Schedule 4.16 is a list of all Acquired
           ---------                -------------
Company Insurance Policies. All premiums due and payable with respect to the Acquired Company Insurance Policies have been timely paid. No notice of cancellation of, or indication of an intention not to renew, any Acquired Company Insurance Policy has been received by Seller or any Acquired Company.

     4.17  Absence of Undisclosed Liabilities.  No Acquired Company has any
           ----------------------------------
liability or obligation, except (i) liabilities reflected on the Combined Financial Statements, (ii) liabilities which have arisen since the Balance Sheet Date in the ordinary course of business, (iii) liabilities arising under executory contracts entered into in the ordinary course of business, including liabilities relating to hedging arrangements, forward sales contracts and derivative arrangements of the Acquired Companies, (iv) liabilities specifically reflected on Schedule 4.17, (v) other liabilities which, in the aggregate, are
             -------------
not material to the Acquired Companies considered as a whole and (vi) the Assumed Litigation. Notwithstanding anything else to the contrary set forth in this Agreement, no representation is made by the Seller in this Agreement with respect to the accuracy or adequacy of the reserves included in the Combined Financial Statements for pending or threatened Proceedings.

     4.18  Bank Accounts.  Set forth on Schedule 4.18 are the names of each bank
           -------------                -------------
or other financial institution with which any Acquired Company has an account and a description of such account.

     4.19  Brokerage Fees.  Except as set forth on Schedule 4.19, neither Seller
           --------------                          -------------
nor any of its Affiliates has retained any financial advisor, broker, agent, or finder or paid or agreed to pay any financial advisor, broker, agent, or finder on account of this Agreement or the transactions

                                                        Stock Purchase Agreement
contemplated hereby for which Buyer or any Acquired Company shall have any responsibility or liability.

     4.20  Assets and Properties.  Except for the assets described in Section
           ---------------------                                      -------
7.10 or listed on Schedule 7.10, the assets owned or leased by the Acquired
----              -------------
Companies constitute all the assets used in or necessary to conduct the businesses of the Acquired Companies as currently conducted. All such assets will continue to be owned or leased by the Acquired Companies after the Closing. Except for the assets described in Section 7.10 or listed on Schedule 7.10,
                                   ------------              -------------
neither the Seller nor any of its Affiliates (other than the Acquired Companies) owns any of the assets used in or necessary to conduct the business of the Acquired Companies.

     4.21  Intellectual Property Rights.  Except (i) for the assets described in
           ----------------------------
Section 7.10 or listed on Schedule 7.10, and (ii) for such matters which would not have, individually or in the aggregate, a Material Adverse Effect, (x) the Acquired Companies own or have the right to use pursuant to license, sublicense, other agreement all intellectual property necessary for the operation of the Acquired Companies in the ordinary course of business, (y) each item of intellectual property owned or used by the Acquired Companies immediately prior to the Closing will be owned or available for use by the Acquired Companies on identical terms and conditions immediately subsequent to the Closing, and (z) the Acquired Companies have not received any written notice, claim, or demand alleging any misappropriation or infringement of any intellectual property rights of third parties.

     4.22  Year 2000 Compliance.  The Acquired Companies have implemented a plan
           --------------------
for addressing the Year 2000 Problems. Except as would not have, individually or in the aggregate, a Material Adverse Effect, none of the assets of the Acquired Companies failed to perform because of, or due in any way to, a Year 2000 Problems.

     4.23  Copies of Indenture Supplement.  Seller has furnished to Buyer or its
           ------------------------------
agents a true and correct copy of the executed version of the Fourteenth Supplemental Indenture, dated as of January 18, 2000, to the Mortgage Indenture, which Fourteenth Supplemental Indenture has not been amended or supplemented.

     4.24  Condition of Assets.  All material equipment that is currently in
           -------------------
service and operated by any Acquired Company is in good operating condition and repair, except for (i) ordinary wear and tear and (ii) matters that would not have, individually or in the aggregate, a Material Adverse Effect.

     4.25  No Other Representations.  Except as and to the extent set forth in
           ------------------------
this Article 4, Seller makes no representations or warranties whatsoever to
     ---------
Buyer and hereby disclaims all liability and responsibility for any representation, warranty, statement, or information made, communicated, or furnished (orally or in writing) to Buyer or its representatives (including any opinion, information, projection, or advice that may have been or may be provided to Buyer by any director, officer, employee, agent, consultant, or representative of Seller or any Affiliate thereof). Seller makes no representations or warranties to Buyer regarding the probable success or profitability of the business of the Acquired Companies.

                                                        Stock Purchase Agreement

     4.26  Certain Limitations.  If any fact or circumstance that arose prior to
           -------------------
July 31, 1997 results in a breach of a representation or warranty of Seller contained in this Agreement or in any certificate, instrument or document delivered pursuant hereto or in connection herewith, there shall be deemed to be no breach of the applicable representation or warranty, unless, and only to the extent that, Seller has knowledge of such fact or circumstance.

                                   ARTICLE 5
                    REPRESENTATIONS AND WARRANTIES OF BUYER

     Subject to the provisions of Article 12, Buyer represents and warrants to
                                  ----------
Seller as of the date hereof and, subject to Section 7.5, as of the Closing Date
                                             -----------
as follows:

     5.1   Corporate Organization.  Buyer is a corporation duly organized,
           ----------------------
validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

     5.2   Authority Relative to This Agreement.  Buyer has full corporate power
           ------------------------------------
and corporate authority to execute, deliver, and perform this Agreement and any Related Agreements to which it is a party, and EPE has full corporate power and corporate authority to execute, deliver, and perform the EPE Guaranty. The execution, delivery, and performance by Buyer of this Agreement and such Related Agreements and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action of Buyer. The execution, delivery, and performance by EPE of the EPE Guaranty and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action of EPE. This Agreement has been duly executed and delivered by Buyer and constitutes, and each such Related Agreement executed or to be executed by Buyer has been, or when executed will be, duly executed and delivered by Buyer and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of Buyer, enforceable against Buyer in accordance with their terms, except that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally and (ii) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances. The EPE Guaranty has been duly executed and delivered by EPE and constitutes a valid and legally binding obligation of EPE, enforceable against EPE in accordance with its terms, except that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally and (ii) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

     5.3   No Conflict.  Assuming all consents, approvals, authorizations, and
           -----------
other actions described in Section 5.4 have been obtained and all filings and
                           -----------
notifications listed in Section 5.4 have been made, and except as may result
                        -----------
from any facts or circumstances relating solely to Seller or its Affiliates, the execution, delivery and performance of this Agreement and the Related Agreements by Buyer and of the EPE Guaranty by EPE and the consummation by each of them of the transactions contemplated hereby or thereby do not and will not (a) violate or breach the certificate of incorporation or by-laws of Buyer or, in the case of the EPE Guaranty, of EPE, (b) violate or breach any Applicable Law binding upon Buyer or EPE, except as would

                                                        Stock Purchase Agreement
not have, individually and in the aggregate, a Material Adverse Effect or (c) result in any breach of, or constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Encumbrance on any of the assets or properties of Buyer pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument relating to such assets or properties to which Buyer is a party or by which any of such assets or properties is bound or affected, except as would not have, individually or in the aggregate, a Material Adverse Effect.

     5.4  Consents, Approvals, and Licenses.  No consent, approval,
          ---------------------------------
authorization, license, order, or permit of, or declaration, filing, or registration with, or notification to, any Governmental Entity, or any other Person, is required to be made or obtained by EPE or Buyer or any of its Affiliates in connection with the execution, delivery, and performance of this Agreement, the Related Agreements and the EPE Guaranty and the consummation of the transactions contemplated hereby or thereby, except (a) applicable requirements of the HSR Act, (b) where failure to obtain such consent, approval, authorization, or action, or to make such filing or notification, would not have, individually or in the aggregate, a Material Adverse Effect and (c) as set forth on Schedule 5.4.
         ------------

     5.5  Financing.  Buyer has, and at the Closing will have, sufficient
          ---------
cash, available lines of credit, or other sources of immediately available funds to enable it to pay the full Purchase Price to Seller when required hereunder.

     5.6  Investment Intent; Investment Experience; Restricted Securities.
          ---------------------------------------------------------------
Buyer is acquiring the Shares for its own account for investment and not with a view to, or for sale or other disposition in connection with, any distribution of all or any part thereof. In acquiring the Shares, Buyer is not offering or selling, and will not offer or sell, for Seller in connection with any distribution of the Shares, and Buyer does not have a participation and will not participate in any such undertaking or in any underwriting of such an undertaking except in compliance with applicable federal and state securities laws. Buyer acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Shares, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Shares. Buyer is an "accredited investor" as such term is defined in Regulation D under the Securities Act. Buyer understands that the Shares will not have been registered pursuant to the Securities Act or any applicable state securities laws, that the Shares will be characterized as "restricted securities" under federal securities laws and that under such laws and applicable regulations the Shares cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom.

     5.7  Legal Proceedings.  There are no Proceedings pending against Buyer
          -----------------
or its Affiliates or, to the knowledge of Buyer, threatened against Buyer or its Affiliates seeking to restrain, prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.

     5.8  Brokerage Fees.  Neither Buyer nor any of its Affiliates has
          --------------
retained any financial advisor, broker, agent, or finder or paid or agreed to pay any financial advisor, broker, agent, or

                                                        Stock Purchase Agreement
finder on account of this Agreement or the transactions contemplated hereby for which Seller or its Affiliates will have any responsibility or liability.

     5.9  Independent Investigation.  Buyer hereby acknowledges and affirms
          -------------------------
that it has completed its own independent investigation, analysis and evaluation of the Acquired Companies, that it has made all such reviews and inspections of the business, assets, results of operations, condition (financial or otherwise) and prospects of the Acquired Companies as it has deemed necessary or appropriate, and that in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby it has relied solely on its own independent investigation, analysis, and evaluation of the Acquired Companies. Without limitation of the foregoing, Buyer acknowledges that it (i) is capable of, and has, evaluated the Proceedings based upon the information with respect thereto made available to the Buyer by the Seller (which information Buyer acknowledges has excluded information that, if it were disclosed by Seller or any of the Acquired Companies to Buyer, Seller has concluded may jeopardize any privilege available to Seller or any of the Acquired Companies), (ii) has made its own conclusion as to the amount or range of amounts of Losses, if any, which the Acquired Companies may incur in respect of such Proceedings and (iii) in making its conclusions referred to in clause (ii) of this sentence, the Buyer has not relied on the reserves, if any, reflected therefor in the Combined Financial Statements, as the case may be.

                                   ARTICLE 6
                 CONDUCT OF ACQUIRED COMPANIES PENDING CLOSING

     Seller hereby covenants and agrees with Buyer as follows:

     6.1  Conduct and Preservation of the Acquired Companies.  Except as
          --------------------------------------------------
provided in this Agreement, during the period from the date hereof to the Closing, Seller shall cause each Acquired Company to conduct its operations according to its ordinary course of business consistent with past practice and in compliance with all Applicable Laws and shall use commercially reasonable efforts to preserve, maintain, and protect its assets, rights, and properties, except that (i) Seller and the Acquired Companies shall not be required to make any payments or enter into or amend any contractual agreements, arrangements, or understandings to satisfy the foregoing obligation unless such payment or other action is required or consistent with past practice, (ii) Seller and the Acquired Companies may create, amend, or terminate any of the contracts described in Parts II and III of Exhibit A of the Termination and Assignment
             ---------    ---    ---------
Agreement or, on or prior to the Closing Date, any other intercompany financial arrangement between one of the Acquired Companies, on the one hand, and Seller or its Affiliates (other than the Acquired Companies), on the other hand, and
(iii) the Acquired Companies may assign to Seller or its Affiliates (other than the Acquired Companies) the contracts described in Exhibit B of the Termination
                                                   ---------
and Assignment Agreement. Seller agrees to use its commercially reasonable efforts to keep the Acquired Company Insurance Policies in force through Closing.

     6.2  Restrictions on Certain Actions.  Without limiting the generality of
          -------------------------------
Section 6.1, and except as otherwise expressly provided in this Agreement, prior
-----------
to the Closing, Seller shall not permit any Acquired Company, without the prior written consent of Buyer, to:


                                                        Stock Purchase Agreement

     (a)  amend its charter or bylaws or other governing instruments;

     (b) (i) issue, sell, or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase, or otherwise) any shares of its capital stock of any class or any other securities or equity equivalents; or (ii) amend any of the terms of any such securities outstanding as of the date hereof;

     (c)  (i) split, combine, or reclassify any shares of its capital stock;
(ii) declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock; (iii) repurchase, redeem or otherwise acquire any of its securities; or
(iv) adopt a plan of complete or partial liquidation or resolutions providing for or authorizing a liquidation, dissolution, merger, consolidation, restructuring, recapitalization, or other reorganization of any Acquired Company;

     (d) (i) except in the ordinary course of business consistent with past practice, for obligations of another Acquired Company, and for any indebtedness to be repaid prior to Closing in accordance with Section 6.3, create, incur,
                                                 -----------
guarantee, or assume any indebtedness for borrowed money or otherwise become liable or responsible for the obligations of any other Person; (ii) make any loans, advances, or capital contributions to, or investments in, any other Person (other than to wholly owned subsidiaries or to another Acquired Company and customary loans or advances to employees in amounts not material to the maker of such loan or advance); or (iii) mortgage, or pledge any of its material assets, tangible or intangible, or create or suffer to exist any material lien thereupon;

     (e) (i) except as may be required by Applicable Law or except to the extent consistent with amendments or modifications made to similar plans or arrangements of Seller or its corporate parent, enter into, adopt or make any material amendments to or terminate any bonus, profit sharing, compensation, severance, termination, stock option, stock appreciation right, restricted stock, performance unit, stock equivalent, stock purchase, pension, retirement, deferred compensation, employment, severance or other employee benefit agreement, trust, plan, fund or other arrangement for the benefit or welfare of any director, officer or employee; (ii) except for normal increases in the ordinary course of business consistent with past practice that, in the aggregate, do not result in a material increase in benefits or compensation expense to the Acquired Companies, taken as a whole, increase the benefits or compensation to any director, officer, or employee; or (iii) pay to any director, officer, or employee any benefit not permitted by any employee benefit agreement, trust, plan, fund, or other arrangement as in effect on the date hereof;

     (f) acquire, sell, lease, transfer, or otherwise dispose of, directly or indirectly, any assets outside the ordinary course of business consistent with past practice or any assets that in the aggregate are material to the Acquired Companies considered as a whole;

     (g) acquire (by merger, consolidation, or acquisition of stock or assets or otherwise) any corporation, partnership, or other business organization or division thereof;

     (h) make any capital expenditure or expenditures, which, individually, is in excess of $500,000 or, in the aggregate, are in excess of $2,500,000, except
(i) for any capital expenditure

                                                        Stock Purchase Agreement
made for the items described in Schedule 6.2(h), and (ii) reasonable
                                ---------------
expenditures made by any Acquired Company in connection with any emergency or other force majeure events affecting such Acquired Company;

     (i) pay, discharge, or satisfy any material claims, liabilities or obligations (whether accrued, absolute, contingent, unliquidated or otherwise, and whether asserted or unasserted), other than (i) the payment, discharge or satisfaction in the ordinary course of business consistent with past practice, or in accordance with their terms, of liabilities reflected or reserved against in the Combined Financial Statements or incurred since the Balance Sheet Date in the ordinary course of business consistent with past practice, (ii) the settlement of any Proceeding to the extent contemplated in Section 6.2(l), and
                                                           --------------
(iii) the Acquired Companies may continue to pursue and prosecute the Pending FERC and RRC Proceedings;

     (j) amend, modify, or change in any material respect (i) any Commercial Contract that had revenues of $5,000,000 or more in calendar year 1999 and that as of December 31, 1999 had a remaining term of 1 year or greater or (ii) any contract or agreement listed in Schedule 4.13 in accordance with clause (ix) of
                                -------------
Section 4.13;
------------

     (k) change in any material respect any of the accounting principles or practices used by it, except for any change required by reason of a concurrent change in generally accepted accounting principles; and

     (l) settle or resolve any pending or threatened litigation constituting a Proceeding including those listed on Schedule 4.11 or Proceeding pending
                                     -------------
before FERC, except for the matters described in Schedule 6.2(l) and subject to
                                                 ---------------
the limitation set forth therein.

     6.3  Indebtedness.  Seller shall cause (i) the principal amount of long-
          ------------
term indebtedness for borrowed money of the Acquired Companies outstanding immediately prior to the Closing not to exceed the principal amount of the Long-Term Debt outstanding as of the date of this Agreement and (ii) any additional indebtedness for borrowed money incurred since the date of this Agreement to be repaid in full prior to Closing as contemplated in accordance with Section
                                                                   -------
3.2(c)(v).
---------

                                   ARTICLE 7
                             ADDITIONAL AGREEMENTS

     7.1  Access to Information and Confidentiality.
          -----------------------------------------

     (a)  Access.  Between the date hereof and the Closing, Seller (i) shall
          ------
give Buyer and its authorized representatives reasonable access, during regular business hours and upon reasonable advance Notice, to such employees, plants, pipelines, and other facilities, and such books and records, of the Acquired Companies, as are reasonably necessary to allow Buyer and its authorized representatives to make such inspections as they may reasonably require to verify the accuracy of any representation or warranty contained in Article 4 and
                                                                   ---------
(ii) shall cause officers of the Acquired Companies to furnish Buyer and its authorized representatives with such financial and operating data and other information with respect to the Acquired Companies and the Related Companies as Buyer may from time to time reasonably request and with respect to

                                                        Stock Purchase Agreement
the Related Companies, as Seller or any Acquired Company then has on hand. Seller shall have the right to have a representative present at all times of any such inspections, interviews, and examinations conducted at or on the offices or other facilities or properties of Seller or the Acquired Companies. Additionally, Buyer shall hold in confidence all such information on the terms and subject to the conditions contained in the Confidentiality Agreement. Buyer shall have no right of access to, and Seller shall have no obligation to provide to Buyer, (1) bids received from others in connection with the transactions contemplated by this Agreement and information and analysis (including financial analysis) relating to such bids, (2) any information the disclosure of which Seller has concluded may jeopardize any privilege available to any Acquired Company, any Related Company or Seller relating to such information or would cause Seller or any Acquired Company to breach a confidentiality obligation or
(3) except to the extent contemplated in Section 7.1(d), Retained E-Mail. Buyer
                                         --------------
agrees that if Buyer or its authorized representatives receive, or if the information (whether in electronic mail format, on computer hard drives or otherwise) held by any of the Acquired Companies or any of the Related Companies as of the Closing includes information that relates to the business operations or other strategic matters of the Seller, PG&E or any of their Affiliates (other than the Acquired Companies) such information shall be held in confidence on the terms and subject to the conditions contained in the Confidentiality Agreement, but the term of the restriction on the disclosure and use of such information shall continue in effect as to such information for a period of two years from the Closing. Buyer further agrees that if Seller or an Acquired Company inadvertently furnishes to Buyer copies of or access to information that is subject to clause (2) of the second preceding sentence, Buyer will, upon Seller's request promptly return same to Seller or such Acquired Company together with any and all extracts therefrom or notes pertaining thereto (whether in electronic or other format). Buyer shall indemnify, defend, and hold harmless Seller and its Affiliates from and against any Losses asserted against or suffered by the Seller Indemnitees relating to, resulting from, or arising out of, examinations or inspections made by Buyer or its authorized representatives pursuant to this Section 7.1(a).
                                 --------------

     (b)  Retention by Seller. Buyer agrees that Seller may retain (i) a copy of
          -------------------
all materials included in the Data Room, together with a copy of all documents referred to in such materials, (ii) all books and records prepared in connection with the transactions contemplated by this Agreement, including bids received from others and information relating to such bids, (iii) copies of any books and records which may be relevant in connection with the defense of (A) the matters referred to in Article 12 or (B) disputes arising hereunder, (iv) all
               ----------
consolidating and consolidated financial information and all other accounting books and records prepared or used in connection with the preparation of financial statements of Seller or PG&E, and (v) all Retained E-Mail.

     (c)  Record Preservation by Buyer. Buyer agrees that it shall preserve and
          ----------------------------
keep all books and records relating to the business or operations of the Acquired Companies or the Related Companies on or before the Closing Date in Buyer's possession for a period of at least 6 years from the Closing Date. After such 6-year period, before Buyer may dispose of any of such books and records, at least 90 calendar days' prior Notice to such effect shall be given by Buyer to Seller, and Seller shall be given an opportunity, at its cost and expense, to remove and retain all or any part of such books and records that Buyer elects to dispose of. Notwithstanding the foregoing, Buyer agrees that it shall preserve and keep all books and records of the Acquired Companies relating to any investigation instituted by a Governmental Entity or any litigation

                                                        Stock Purchase Agreement

(whether or not existing on the Closing Date) if it is reasonably likely that such investigation or litigation may relate to matters occurring prior to the Closing, without regard to the 6-year period set forth in this Section 7.1(c).
                                                               --------------

     (d)  Cooperation.  Each Party agrees that it will cooperate with and make
          -----------
available to the other Party during normal business hours, all books and records, information, and employees (without substantial disruption of employment) retained and remaining in existence after the Closing Date which are necessary or useful in connection with (i) any Tax inquiry, audit, investigation, or dispute, (ii) any litigation or investigation, or (iii) any other matter requiring any such books and records, information, or employees for any reasonable business purpose, provided that (a) with respect to providing Buyer access to Retained E-Mail, Seller shall provide access to Buyer upon Buyer's request, and shall furnish Buyer with copies of, only those portions of the Retained E-Mail that pertain or relate to any of the Acquired Companies or its business or assets and (b) Seller shall not be required by this Section
                                                                    -------
7.1(d) to make available to Buyer any information referred to in clause (1) of
------
the fourth sentence of Section 7.1(a) or clause (ii) of Section 7.1(b), or any
                       --------------                   --------------
of the items referred to in Section 7.10. The Party requesting any such books
                            ------------
and records, information, or employees shall bear all of the out-of-pocket costs and expenses (including attorneys' fees and reimbursement for the reasonable salaries and employee benefits for those employees who are made available) reasonably incurred in connection with providing such books and records, information, or employees. Seller may require certain financial information relating to the Acquired Companies' businesses for periods prior to the Closing Date for the purpose of filing federal, state, local, and foreign Tax Returns and other governmental reports, and Buyer agrees to furnish such information to Seller at Seller's request and expense.

                                                        Stock Purchase Agreement

     7.2  Regulatory and Other Authorizations and Consents.
          ------------------------------------------------

     (a)  Filings. Each Party shall use all commercially reasonable efforts to
          -------
obtain all authorizations, consents, orders, and approvals of, and to give all notices to and make all filings with, all Governmental Entities (including those pertaining to the Governmental Approvals) and other Third Parties that may be or become necessary for its execution and delivery of, and the performance of its obligations under this Agreement and will cooperate fully with the other Party in promptly seeking to obtain all such authorizations, consents, orders, and approvals, giving such notices, and making such filings. To the extent required by the HSR Act, each Party shall (i) file or cause to be filed, as promptly as practicable but in no event later than the fifth business day after the execution and delivery of this Agreement, with the Federal Trade Commission and the United States Department of Justice, all reports and other documents required to be filed by such Party under the HSR Act concerning the transactions contemplated hereby and (ii) promptly comply with or cause to be complied with any requests by the Federal Trade Commission or the United States Department of Justice for additional information concerning such transactions, in each case so that the waiting period applicable to this Agreement and the transactions contemplated hereby under the HSR Act shall expire as soon as practicable after the execution and delivery of this Agreement. Each Party agrees to request, and to cooperate with the other Party in requesting, early termination of any applicable waiting period under the HSR Act. Buyer shall pay the filing fees payable in connection with the filings by the Parties required by the HSR Act. In addition, prior to the Closing the Buyer and the Seller agree that Seller may continue to pursue and prosecute in good faith the Pending FERC and RRC Proceedings.

     (b)  Additional Undertakings of Buyer. Without limiting the generality of
          --------------------------------
Buyer's undertakings pursuant to Section 7.2(a), Buyer shall:
                                 --------------

          (i) take promptly any or all of the following actions to the extent necessary to eliminate any concerns on the part of any Government Antitrust Authority regarding the legality under any antitrust law of Buyer's acquisition of the Shares: entering into negotiations, providing information, making proposals, entering into and performing agreements to dispose of assets or properties, holding separate (through the establishment of a trust or otherwise) particular assets or categories of assets, or businesses, of the Acquired Companies, or agreeing to dispose of one or more assets or properties (whether owned by Buyer or its Affiliates or the Acquired Companies) following the Closing; provided, however, that
                                                       --------  -------
     nothing in this Agreement shall require the Buyer, its Affiliates, or the Acquired Companies to dispose of or sell assets or properties, hold separate particular assets or categories of assets, or businesses, or agree to dispose of or hold separate one or more assets or properties or take any other action that could have an adverse impact on the Buyer, its Affiliates, or the Acquired Companies, except that the Buyer, its Affiliates, or the Acquired Companies shall, if required, agree to dispose of or sell assets or properties with an aggregate fair market value of $400,000,000 or less and to agree to such reasonable undertakings necessary to consummate such disposition(s) or sale(s) (provided that such undertakings do not expand Buyer's obligations under this Section 7.2(b)(i)), as a condition to eliminate a Government Antitrust Authority's concerns regarding the legality under any antitrust law of Buyer's acquisition of the Shares; and

                                                        Stock Purchase Agreement

          (ii) use commercially reasonable efforts (including taking the steps contemplated by Section 7.2(b)(i)) to prevent the entry in a judicial or
                     -----------------
     administrative proceeding brought under any antitrust law by any Government Antitrust Authority or any other party for a permanent or preliminary injunction or other order that would make consummation of the transactions contemplated by this Agreement unlawful or that would prevent or delay such consummation; and

          (iii) take promptly, in the event that such an injunction or order has been issued in such a proceeding, any and all commercially reasonable steps, including the appeal thereof, the posting of a bond or the steps contemplated by Section 7.2(b)(i), necessary to vacate, modify, or suspend
                     -----------------
     such injunction or order so as to permit such consummation on a schedule as close as possible to that contemplated by this Agreement.

     (c)  Transfer. If the transfer of any instrument, contract, license, lease,
          --------
permit, or other document to Buyer hereunder shall require the consent of any party thereto other than Seller, then this Agreement shall not constitute an agreement to assign the same, and such item shall not be assigned to or assumed by Buyer, if an actual or attempted assignment thereof would constitute a breach thereof or default thereunder. In such case, Seller and Buyer shall cooperate and each shall use commercially reasonable efforts to obtain such consents to the extent required of such other parties and, if and when any such consents are obtained, to transfer the applicable instrument, contract, license, lease, permit, or other document. If any such consent cannot be obtained, Seller shall cooperate in any reasonable arrangement designed to obtain for Buyer all benefits, privileges, obligations and privileges of the applicable instrument, contract, license, lease, permit, or document, including possession, use, risk of loss, potential for gain and dominion, control and demand. Buyer agrees that if any of the assets referred to in Section 7.10 require the consent of any
                                    ------------
party thereto other than an Acquired Company, the Seller or any of its Affiliates and such consent is not received prior to Closing, Seller and Buyer shall cooperate and each shall use commercially reasonable efforts to obtain such consents to the extent required of such other parties and, if and when any such consents are obtained, to transfer the applicable instrument, contract, license, lease, permit, or other document, and (b) if any such consent cannot be obtained, Buyer shall cooperate in any reasonable arrangement designed to obtain for Seller all benefits, privileges, obligations and privileges of the applicable instrument, contract, license, lease, permit, or document, including possession, use, risk of loss, potential for gain and dominion, control and demand.

     (d)  Third Party Consents.  Buyer will use its commercially reasonable
          --------------------
efforts to assist Seller in obtaining any consents of Third Parties necessary or advisable in connection with the transactions contemplated by this Agreement, including providing to such Third Parties such financial statements and other publicly available financial information with respect to Buyer as such Third Parties may reasonably request.

     7.3  Employees and Parent Employee Plans.
          -----------------------------------

     (a)  Transfer of Employees. On or prior to the Closing, the employees
          ---------------------
listed on Schedule 7.3(a) shall be transferred to and become, or otherwise
          ---------------
remain, employees of Seller or one of its Affiliates (other than the Acquired Companies)(the "Transferred Employees").

                                                        Stock Purchase Agreement

     (b)  Withdrawal from Parent Employee Plans.  As of the Closing, the
          -------------------------------------
Acquired Companies shall cease to participate in any Parent Employee Plan.

     (c)  Severance Benefits.  For a period of not less than 12 months
          ------------------
following the Closing Date Buyer agrees to provide, or cause an Affiliate of Buyer to provide, to those individuals who are employees of the Acquired Companies on the Closing (other than Transferred Employees) with severance pay and continued medical (if any) and out-placement (if any) benefits that are not less than the severance benefits such employees would be entitled to receive under the Acquired Companies' severance programs or, if applicable, the Officer's Severance Policy of PG&E as in effect for any such employee immediately prior to the Closing.

     (d)  Service Credit.  Buyer shall, and shall cause the Acquired Companies
          --------------
to, grant all individuals who are employees of the Acquired Companies on the Closing Date credit under the plans and benefit programs of Buyer and its Affiliates for all service with the Acquired Companies prior to the Closing for all purposes for which such service was recognized by the Acquired Companies (other than benefit accrual under any defined benefit pension plan of Buyer or any of its Affiliates). Credit for service with the Acquired Companies shall include the cash balance pay credits, the Extended Illness Bank, Paid Time off, and employee recognition awards, so long as such crediting would not violate ERISA or the Code. In addition, Buyer shall, and shall cause the Acquired Companies to, waive any pre-existing condition exclusions and actively-at-work requirements and provide that any expenses incurred on or before the Closing Date by any such individuals or their covered dependents shall be taken into account for purposes of satisfying applicable deductible, coinsurance and maximum out-of-pocket provisions under health plans covering such individuals after the Closing in the plan year in which the Closing occurs.

     (e)  Indemnity.  Buyer shall indemnify Seller and hold it harmless from and
          ---------
against any damages, liabilities, costs or expenses which may be incurred or suffered by Seller or any of its Affiliates (other than the Acquired Companies) by reason of Buyer's failure to comply with any of the provisions of this
Section 7.3, and Seller shall indemnify the Buyer and its Affiliates (including
-----------
the Acquired Companies after the Closing) and hold each of them harmless from and against any damages, liabilities, costs or expenses which may be incurred or suffered by any of them by reason of Seller's failure to comply with any of the provisions of this Section 7.3.
                   -----------

     (f)  [Intentionally Omitted].

     (g)  [Intentionally Omitted].

     (h)  Stay-on Bonus. Buyer shall, or shall cause an Affiliate to, pay the
          -------------
stay-on bonuses to the eligible employees of the Acquired Companies as provided in Schedule 7.3(h).
   ---------------

     (i)  Solicitation.  For a period of 12 months after the date hereof, Buyer
          ------------
and its subsidiaries shall not, without the prior written consent of Seller, directly or indirectly, solicit (other than pursuant to general solicitations of employees not directed specifically at an employee of Seller or its Affiliates), encourage, induce, or permit any of the Transferred Employees or any other employee of Seller or its Affiliates (other than the Acquired Companies) to become an employee, contractor, or consultant of the Buyer or its Affiliates. For a period of

                                                        Stock Purchase Agreement

12 months after the date hereof, Seller and its subsidiaries shall not, without the prior written consent of Buyer, directly or indirectly, solicit (other than pursuant to general solicitations of employees not directed specifically at any employee of the Acquired Companies), encourage, induce, or permit any employee of any of the Acquired Companies (other than the Transferred Employees) to become an employee, contractor, or consultant of the Seller or its Affiliates.

     (j)  Vesting.  Prior to the Closing, Seller shall take all action necessary
          -------
such that, immediately prior to the Closing, all employees of the Acquired Companies (other than the Transferred Employees) who participate in the PG&E Corporation Retirement Savings Plan (the "Savings Plan") shall (i) become fully
                                          ------------
vested in any unvested portion their accounts under the Savings Plan, and (ii) be entitled to a lump sum distribution from the Savings Plan within the meaning of Code Section 401(k)(10)(B) as soon as practicable after the Closing.

     (k)  Transfer.  Seller shall cause the trustee of any master trust in which
          --------
any of the Company Employee Plans participates (each, a "Master Trust"), as of
                                                         ------------
the Master Trust's valuation date on or next following the Closing (the "Valuation Date"), to value, in a manner consistent with its prior practice,
 --------------
each such Company Employee Plan's allocable share of the assets of the Master Trust (each such allocable share, a "Plan Asset Value"). With respect to each
                                     ----------------
such Company Employee Plan, as soon as practicable after the determination of the Plan Asset Value, Seller shall cause the trustee of the Master Trust to transfer to a successor tax-qualified trust designated by Buyer an amount in cash equal to the Plan Asset Value (i) increased by interest during the period from the Valuation Date to the date of transfer (the "Interim Period") at an
                                                      --------------
interest rate equal to the interest rate credited on short-term investments held in the Master Trust (the "Short-Term Rate") and (ii) reduced by benefit payments
                          ---------------
to employees or their beneficiaries made in accordance with the provisions of such Company Employee Plan during the Interim Period plus interest on such benefit payments at the Short-Term Rate from the date of payment until the transfer date.

     (l)  Participation.  Seller shall, or shall cause the Acquired Companies
          -------------
to, take all action necessary such that, as of the Closing, the Acquired Companies shall be the only employers that participate in the PG&E Gas Transmission - Texas Corporation Retirement Plan.

     (m)  Indemnity.  Except for liabilities and obligations expressly assumed
          ---------
by Buyer pursuant to this Agreement, Seller shall indemnify and hold harmless the Buyer Indemnitees against any and all Losses incurred or suffered by any of the Buyer Indemnitees arising out of or relating to the funding, operation, administration, amendment, termination of, or withdrawal from, any employee benefit plan, program or arrangement established, maintained or contributed to by Seller or any of its Affiliates, other than a Company Employee Plan, whether arising out of or relating to any event or state of facts occurring or existing before, on or after the Closing, and including Losses arising under Title IV of ERISA, Section 302 of ERISA and Sections 412 and 4971 of the Code. Except for any breach of a representation or warranty of Seller in Section 4.14, Buyer
                                                        ------------
shall indemnify and hold harmless the Seller Indemnitees from and against any Losses incurred by any of the Seller Indemnitees relating to or arising out of the funding, operation, amendment, termination of, or withdrawal from, any Company Employee Plan or employee plan of Buyer or any Affiliate of Buyer, whether arising out of or relating to any event or state of facts occurring or existing before or after the Closing, and including Losses arising under Title IV of ERISA, Section 302 of ERISA, and Sections 412 and 4971 of the Code.

                                                        Stock Purchase Agreement

     7.4  Public Announcements.  The initial press release or releases to be
          --------------------
issued in connection with the execution of this Agreement shall be mutually agreed upon by the Parties prior to the issuance thereof. Prior to the fifth business day after the Closing, Buyer and Seller shall consult with each other before they or any of their Affiliates issue any other press release or otherwise make any other public statement with respect to this Agreement or the transactions contemplated hereby. For a 15 day period after any termination of the Agreement, Buyer and Seller shall consult with each other before they or any of their Affiliates issue any other press release or otherwise make any other public statement with respect to such termination. Buyer and Seller and their Affiliates shall not issue any such other press release or make any such other public statement prior to any such consultation (but no approval thereof shall be required), except as may be required by Applicable Law.

     7.5  Amendment of Schedules.  Each Party agrees that, with respect to the
          ----------------------
representations and warranties of such Party contained in this Agreement, such Party shall have the continuing obligation until the Closing to supplement or amend promptly the Schedules to such Party's Disclosure Letter with respect to any matter hereafter arising or discovered which, if existing or known at the date of this Agreement, would have been required to be set forth or described in the Schedules. For all purposes of this Agreement, including for purposes of determining whether the conditions set forth in Articles 8 and 9 have been
                                                ----------     -
fulfilled, the Schedules to a Party's Disclosure Letter shall be deemed to include only that information contained therein on the date of this Agreement and shall be deemed to exclude all information contained in any supplement or amendment thereto, but if the Closing shall occur, then all matters disclosed pursuant to any such supplement or amendment at or prior to the Closing shall be waived and no Party shall be entitled to make a claim thereon pursuant to the terms of this Agreement.

     7.6  Fees and Expenses.  Except as otherwise expressly provided in this
          -----------------
Agreement, all fees and expenses, including fees and expenses of counsel, financial advisors, and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such fee or expense, whether or not the Closing shall have occurred. Buyer shall be obligated to pay any and all costs of any audit of the Acquired Companies as may be required to enable Buyer to complete and file any filing by Buyer or an affiliate of Buyer with the Securities and Exchange Commission.

     7.7  Transfer Taxes.  All sales, transfer, filing, recordation,
          --------------
registration and similar Taxes and fees arising from or associated with the transactions contemplated hereunder, whether levied on Buyer or Seller, shall be borne by Buyer, and Buyer shall file all necessary documentation with respect to, and make all payments of, such Taxes and fees on a timely basis and if required by Applicable Law, Seller shall and shall cause its Affiliates to join the execution of any such documentation.

     7.8  Action Regarding Indemnities.  Buyer and Seller shall each use
          ----------------------------
commercially reasonable efforts to not take any action after the Closing that would limit, reduce or extinguish any indemnity or right of contribution from a Third Party which may be available to Seller, Buyer, or the Acquired Companies, and will use commercially reasonable efforts to take all necessary action, of which it has actual knowledge, to preserve claims under any such indemnity.

                                                        Stock Purchase Agreement

     7.9  [Intentionally omitted].
           ---------------------

     7.10 Excluded Assets.  Notwithstanding Article 6 hereof, the
          ---------------                   ---------
transactions contemplated by this Agreement exclude, and prior to the Closing Date Seller may cause an Acquired Company to transfer to Seller or any of its Affiliates (other than the Acquired Companies and the Related Companies) the following:

     (a)  the assets listed or described on Schedule 7.10;
                                            -------------

     (b)  except to the extent contemplated in Section 7.14, all insurance
                                               ------------
policies and rights under any insurance policies in respect to any and all claims made under such policies whether such claims are asserted before or after the Closing Date and all rights to any proceeds payable under any such policy, other than claims made, and proceeds with respect to periods, prior to the Closing Date;

     (c)  the information described in the fourth sentence of Section 7.1(a);
                                                              --------------
     (d)  the PG&E Marks.

     Notwithstanding anything to the contrary provided elsewhere in this Agreement, Seller's representations and warranties in Article 4 shall not apply
                                                      ---------
to any of the items described in clauses (a) through (d) of the immediately preceding sentence.

     7.11 Transition Services. Between the date hereof and the Closing, Buyer
          -------------------
and Seller shall each cooperate to develop and negotiate the terms of a Transition Services Agreement under which Seller or its Affiliates will perform transition activities reasonably requested by Buyer as to the businesses of the Acquired Companies for a period not to exceed 6 months.

     7.12 Guarantees; Wilson Storage Capacity; and Other Affiliate Contracts.
          ------------------------------------------------------------------
Buyer and Seller shall cooperate and use commercially reasonable efforts to cause as of the Closing Date, (i) the Guarantees and any liabilities related thereto to be released as to Seller or such Affiliate and (ii) substitute arrangements, if required, of Buyer or its Affiliates to be in effect. Unless otherwise agreed to by the Buyer, prior to or contemporaneous with the Closing the firm storage contract between PG&E Energy Trading Gas Corporation and PG&E Texas Pipeline, L.P. relating to the Wilson Storage Facility will be terminated. Prior to or contemporaneously with the Closing, all other agreements between any of the Acquired Companies and the Seller or any of its Affiliates (other than the Acquired Companies and the Related Companies) shall be canceled or terminated, other than the First Amended and Restated Remittance Agreement, dated as of January 27, 2000, between PG&E and GTT which shall continue in effect after the Closing in accordance with its terms.

     7.13 Use of PG&E Marks.  PG&E Marks will appear on some of the assets of
          -----------------
the Acquired Companies, including on signage throughout the real property of the Acquired Companies, and on supplies, materials, stationery, brochures, advertising materials, manuals and similar consumable items of the Acquired Companies. Buyer acknowledges and agrees that it obtains no right, title, interest, license or any other right whatsoever to use the PG&E Marks. In

                                                        Stock Purchase Agreement
furtherance thereof, Buyer shall, (a) within 180 days after the Closing Date, remove the PG&E Marks from the assets of the Acquired Companies, including signage on the real and personal property of the Acquired Companies, and, if required by Seller in writing, provide written verification thereof to Seller promptly after completing such removal and (b) within two weeks after the Closing Date, return or destroy (with proof of destruction) all other assets of the Acquired Companies that contain any PG&E Marks that are not removable.
Buyer agrees never to challenge Seller's (or its Affiliates') ownership of the PG&E Marks or any application for registration thereof or any registration thereof or any rights of Seller or its Affiliates therein as a result, directly or indirectly, of its ownership of the Acquired Companies. Buyer will not do any business or offer any goods or services under the PG&E Marks. Buyer will not send, or cause to be sent, any correspondence or other materials to any Person on any stationery that contains any PG&E Marks or otherwise operate the Acquired Companies in any manner which would or might confuse any Person into believing that Buyer has any right, title, interest, or license to use the PG&E Marks.

     7.14  Insurance.  Buyer acknowledges and agrees that, following the
           ---------
Closing, the Acquired Company Insurance Policies shall be terminated or modified to exclude coverage of all or any portion of the Acquired Companies by Seller or PG&E (but no such termination shall adversely affect any claims of the Acquired Companies existing at the Closing), and, as a result, Buyer shall be obligated at or before Closing to obtain at its sole cost and expense replacement insurance, including insurance required by any third party to be maintained by any of the Acquired Companies. Buyer further acknowledges and agrees that Buyer will need to provide to certain Governmental Entities and third parties evidence of such replacement or substitute insurance coverage for the continued operations of the businesses of the Acquired Companies following the Closing. Notwithstanding Section 7.10(b), if any claims are made or losses occur prior to
                ---------------
the Closing Date that relate solely to the business activities of the Acquired Companies and such claims, or the claims associated with such losses, may be made against the policies retained by Seller or its Affiliates pursuant to
Section 7.10 or under policies otherwise retained by Seller or its Affiliates
------------
after the Closing, then Seller shall use its reasonable commercial efforts so that the Acquired Companies can file, notice, and otherwise continue to pursue these claims pursuant to the terms of such policies.

     7.15  Disclaimer of Warranties.  Notwithstanding anything contained in
           ------------------------
this Agreement, it is the explicit intent of each Party that Seller is not making any representations or warranties whatsoever, express or implied, beyond those expressly given in Article 4 of this Agreement, and it is understood that,
                         ---------
except for the representations and warranties contained herein, Buyer takes the Shares and the business and assets of the Acquired Companies "as is" and "where is." Without limiting the generality of the immediately foregoing, except for the representations and warranties contained in Article 4, the Seller hereby
                                                ---------
expressly disclaims and negates any representation or warranty, expressed or implied, at common law, by statute, or otherwise, relating to (a) the condition of the assets of the Acquired Companies (including any implied or expressed warranty of merchantability or fitness for a particular purpose, or of conformity to models or samples of materials) or (b) any infringement by Seller or any of its Affiliates (including the Acquired Companies and the Related Companies) of any patent or proprietary right of any Third Party; it being the intention of Seller and Buyer that the business and assets of

                                                        Stock Purchase Agreement
the Acquired Companies are to be accepted by Buyer in their present condition and state of repair. It is understood that any cost estimates, projections, or other predictions contained or referred to in the offering materials that have been provided to Buyer are not and shall not be deemed to be representations or warranties of Seller or any of its Affiliates or the Acquired Companies.

                                   ARTICLE 8
                      CONDITIONS TO OBLIGATIONS OF SELLER

     The obligations of Seller to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

     8.1  Representations and Warranties True.  All the representations and
          -----------------------------------
warranties of Buyer contained in this Agreement, and in any agreement, instrument, or document delivered pursuant hereto or in connection herewith on or prior to the Closing Date that are qualified as to materiality shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on such date, and each of the representations and warranties of Buyer herein and therein that is not so qualified as to materiality shall be true and correct in all material respects on and as of the date hereof and on and as of Closing Date as if made on and as of such date, in each such case except as affected by transactions permitted by this Agreement and except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as set forth above as of such specified date.

     8.2  Covenants and Agreements Performed.  Buyer shall have performed and
          ----------------------------------
complied with in all material respects all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date, and all deliveries contemplated by Section 3.3 shall have been made.
                                         -----------

     8.3  HSR Act and Consents.  All waiting periods (and any extensions
          --------------------
thereof) applicable to this Agreement and the transactions contemplated hereby under the HSR Act shall have expired or been terminated, and there shall have been obtained any and all other Governmental Approvals specified on Schedules
                                                                    ---------
4.6 and 5.4.
---     ---

     8.4  Legal Proceedings.  No preliminary or permanent injunction or other
          -----------------
order, decree, or ruling issued by a Governmental Entity, and no statute, rule, regulation, or executive order promulgated or enacted by a Governmental Entity, shall be in effect which restrains, enjoins, prohibits, or otherwise makes illegal the consummation of the transactions contemplated hereby.

                                                        Stock Purchase Agreement

                                   ARTICLE 9
                       CONDITIONS TO OBLIGATIONS OF BUYER

     The obligations of Buyer to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

     9.1  Representations and Warranties True.  All the representations and
          -----------------------------------
warranties of Seller contained in this Agreement, and in any agreement, instrument, or document delivered pursuant hereto or in connection herewith on or prior to the Closing Date that are qualified as to materiality shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on such date, and each of the representations and warranties of Seller herein and therein that is not so qualified as to materiality shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date as if made on and as of such date, in each such case except as affected by transactions permitted by this Agreement and except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as set forth above as of such specified date.

     9.2  Covenants and Agreements Performed.  Seller shall have performed and
          ----------------------------------
complied with in all material respects all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date, and all deliveries contemplated by Section 3.2 shall have been made.
                                         -----------

     9.3  HSR Act and Consents.  All waiting periods (and any extensions
          --------------------
thereof) applicable to this Agreement and the transactions contemplated hereby under the HSR Act shall have expired or been terminated, and there shall have been obtained any and all other Governmental Approvals specified on Schedules
                                                                    ---------
4.6 and 5.4.
---     ---

     9.4  Legal Proceedings.  No preliminary or permanent injunction or other
          -----------------
order, decree or ruling issued by a Governmental Entity, and no statute, rule, regulation or executive order promulgated or enacted by a Governmental Entity, shall be in effect which restrains, enjoins, prohibits, or otherwise makes illegal the consummation of the transactions contemplated hereby.

     9.5  Repayment of Short-Term Debt of the Acquired Companies.  Prior to or
          ------------------------------------------------------
concurrently with the Closing, all revolving credit facilities of any of the Acquired Companies, the TECO Margin Loan and any indebtedness of any of the Acquired Companies for borrowed money owed to the Seller or its corporate parent will be repaid in full.

     9.6  Consents.  All of the consents and approvals from third parties
          --------
referred to in items 1 and 2 of Schedule 4.6 shall have been obtained.
                                ------------

                                                        Stock Purchase Agreement

                                   ARTICLE 10
                       TERMINATION, AMENDMENT, AND WAIVER

     10.1  Termination.  This Agreement may be terminated and the transactions
           -----------
contemplated hereby abandoned at any time prior to the Closing in the following manner:

     (a)   by mutual written consent of Seller and Buyer;

     (b)   subject to the obligations of Buyer set forth in Section 7.2(b), by
                                                           --------------
either Seller or Buyer, if any Governmental Entity with jurisdiction over such matters shall have issued an order or injunction restraining, enjoining, or otherwise prohibiting the sale of the Shares hereunder and such order, decree, ruling, or other action shall have become final and unappealable; or

     (c) by either Seller or Buyer, if the Closing shall not have occurred on or before 180 days after the date of this Agreement, but the right to terminate this Agreement under this Section 10.1(c) shall not be available to a Party
                          ---------------
whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing to occur prior to such date.

     10.2  Effect of Termination.  If a Party terminates this Agreement under
           ---------------------
Section 10.1, then such Party shall promptly give Notice to the other Party specifying the provision hereof pursuant to which such termination is made, and this Agreement shall become void and have no effect, except that the agreements contained in this Article 10 and in Article 13 and Sections 7.1(a), 7.3(i), 7.4,
                  ----------        ----------     ---------------  ------  ---
and 7.6 shall survive the termination hereof.  Nothing contained in this Section
    ---                                                                  -------
10.2 shall relieve either Party from liability for damages actually incurred as
----
a result of any breach of this Agreement. No termination of this Agreement shall affect the obligations of the Parties pursuant to the Confidentiality Agreement, except to the extent specified in such letter agreement.

     10.3  Amendment.  This Agreement may not be amended except by an
           ---------
instrument in writing signed by or on behalf of both Parties.

     10.4  Waiver.  Either Party may (i) waive any inaccuracies in the
           ------
representations and warranties of the other contained herein or in any document, certificate, or writing delivered pursuant hereto or (ii) waive compliance by the other Party with any of the other Party agreements or fulfillment of any conditions to its own obligations contained herein. Any agreement on the part of a Party to any such waiver shall be valid only if set forth in an instrument in writing signed by or on behalf of such Party. No failure or delay by a Party in exercising any right, power, or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.

                                   ARTICLE 11
                                  TAX MATTERS

     11.1  Tax Sharing Agreements.  Except for the Tax Sharing Agreement dated
           ----------------------
as of July 31, 1997 between Valero Energy Corporation (now known as GTT), Valero Refining and

                                                        Stock Purchase Agreement

Marketing Company (now known as Valero Energy Corporation) and PG&E Corporation (the "Valero Tax Agreement"), and the agreements with respect to Taxes set forth in Article VIII of the Agreement and Plan of Merger, dated as of November 18,
   ------------
1996, between TECO Pipeline Company, et al and Pacific Gas Transmission Company (the "TECO Tax Agreement" and, together with the Valero Tax Agreement, the "Retained Tax Agreements"), all Tax allocation or Tax sharing agreements or arrangements between either Company or any of the other Acquired Companies and any other Person, including Seller or PG&E, hereby are terminated as of the Effective Date, and no cash amounts shall be paid in respect of any amounts owing under such agreements as of such date and all rights and obligations of either Company and the other Acquired Companies with respect to Taxes shall be as provided herein. Seller shall assume all obligations relating to Taxes and rights of the Acquired Companies under the Valero Tax Agreement and under the TECO Tax Agreement with respect to any Pre-Closing Tax Period. Seller shall be responsible for and shall pay all Losses relating to Taxes with respect to any Pre-Closing Tax Period under the Retained Tax Agreements, shall be entitled to represent the interests of the Acquired Companies with respect to such matters and shall be entitled to any payments to which any of the Acquired Companies may be entitled thereunder. Each Acquired Company shall pay over (or cause the recipient of any such payment to pay over) to Seller any such payments received with respect to the Acquired Company within 10 business days after receipt thereof. Any payments not made within such 10 business day period shall bear interest from the date received by the Buyer or an Acquired Company at the Prime Rate.

     11.2  Tax Return Preparation.  Each Pre-Closing Tax Return shall be
           ----------------------
prepared and filed by (or shall be the responsibility of) Seller. All such Pre-Closing Tax Returns shall be filed on a basis consistent with prior Tax Returns filed by Seller or PG&E with respect to the Acquired Companies. Seller shall timely pay or cause to be paid all Taxes shown on such Pre-Closing Tax Returns. Except as provided in Section 11.12 and subject to Section 11.11, Seller or PG&E
                      -------------                -------------
will include the income of the Acquired Companies (including any deferred income triggered into income by Treasury Regulations Sections 1.1502-13 and 1.1502-14, and any excess loss accounts taken into income under Treasury Regulation Section 1.1502-19) on the Seller or PG&E consolidated federal income Tax Returns for all periods through the Closing and pay any federal income Taxes attributable to such income. Buyer shall cause the Acquired Companies to furnish Tax information to Seller or PG&E for inclusion in the federal and state consolidated or combined income or franchise Tax returns in accordance with the past custom and practice of the Acquired Companies. All Tax Returns which (i) are a Post-Closing Tax Return, or (ii) are required to be filed by or with respect to any Acquired Company for a Tax period ending after the Closing Date, including any Straddle Return, shall be prepared and filed by Buyer, subject to the rights to payment under Sections 11.14 and 11.16. Buyer shall timely pay or cause to be
              --------------     -----
paid all Taxes shown on such Tax Returns.

     11.3  Straddle Period Tax Allocation.  With respect to any Straddle
           ------------------------------
Period, to the extent permitted by Applicable Law, Seller or Buyer shall elect to treat the Closing Date as the last day of the Tax period. If Applicable Law will not permit the Closing Date to be the last day of a period, the Tax attributable to the operations of the Acquired Companies for the portion of the period up to and including the Closing Date shall be (i) in the case of real or personal property Taxes, Taxes imposed by the State of Texas and based on income or capital, or a flat minimum dollar amount tax, the total amount of such Taxes multiplied by a fraction, the numerator of

                                                        Stock Purchase Agreement
which is the number of days in the partial period through and including the Closing Date and the denominator of which is the total number of days in such Straddle Period, (ii) in the case of all other Taxes based on or in respect of income, the Tax computed on the basis of the taxable income or loss of the Acquired Companies for such partial period as determined from its books and records, and (iii) in the case of all other Taxes, on the basis of the actual activities or attributes of the Acquired Companies for such partial period as determined from its books and records.

     11.4  Straddle Returns.  With respect to any Straddle Return, Buyer shall
           ----------------
deliver, at least 45 days prior to the due date for filing such Straddle Return (including any extension) to Seller a statement setting forth the amount of Tax that Seller owes pursuant to Section 11.14, including the allocation of taxable
                             -------------
income and Taxes under Section 11.3, and copies of such Straddle Return,
                       ------------
including copies of any partnership returns, together with workpapers supporting the allocation of partnership income, with respect to any partnerships in which an Acquired Company owns an interest, with respect to the partnership Tax period (or portion thereof) through the Closing Date. Seller shall have the right to review such Straddle Returns and the allocation of taxable income and liability for Taxes and to suggest to Buyer any reasonable changes to such Straddle Returns no later than 15 days prior to the date for the filing of such Straddle Returns. Seller and Buyer agree to consult and to attempt to resolve in good faith any issue arising as a result of the review of such Straddle Returns and allocation of taxable income and liability for Taxes and mutually to consent to the filing as promptly as possible of such Straddle Returns. Not later than 5 days before the due date for the payment of Taxes with respect to such Straddle Returns, Seller shall pay to Buyer an amount equal to the Taxes as agreed to by Buyer and Seller as being owed by Seller pursuant to Section 11.14. If Buyer
                                                     -------------
and Seller cannot agree on the amount of Taxes owed by Seller with respect to a Straddle Return, Seller shall pay to Buyer the amount of Taxes reasonably determined by Buyer to be owed by Seller pursuant to Section 11.14. Within 10
                                                     -------------
days after such payment, Seller and Buyer shall refer the matter to an independent "Big-Five" accounting firm agreed to by Buyer and Seller to arbitrate the dispute. Seller and Buyer shall equally share the fees and expenses of such accounting firm and its determination as to the amount owing by Seller pursuant to Section 11.14 with respect to a Straddle Return shall be
                   -------------
binding on both Parties. Within five days after the determination by such accounting firm, if necessary, the appropriate Party shall pay the other Party any amount which is determined by such accounting firm to be owed. Seller shall be entitled to reduce its obligation to pay Taxes with respect to a Straddle Return by the amount of any estimated Taxes paid with respect to such Taxes by or on behalf of the Acquired Companies on or before the Closing Date.

     11.5  Use of Consistent Tax Practices.  Any Tax Return which includes or
           -------------------------------
is based on the operations, ownership, assets or activities of any of the Acquired Companies for any Pre-Closing Period, and any Tax Return which includes or is based on the operations, ownership, assets or activities of either Company for any Post-Closing Tax Period to the extent the items reported on such Tax Return might reasonably be expected to increase any Tax liability of Seller or PG&E for any Pre-Closing Tax Period or any Straddle Period, shall be prepared in accordance with past Tax accounting practices used by the Acquired Companies, Seller or PG&E with respect to the Tax Returns in question (unless such past practices are no longer permissible under applicable Tax law), and to the extent any items are not covered by past practices (or in the event

                                                        Stock Purchase Agreement
such past practices are no longer permissible under applicable Tax law), in accordance with reasonable Tax accounting practices selected by the Party responsible for filing such Tax Return hereunder with the consent, not to be unreasonably withheld or delayed, of the other Party.

     11.6  Refunds or Credits.  Except as otherwise set forth in this Agreement,
           ------------------
(i) to the extent any refunds or credits with respect to Taxes paid by the Acquired Companies are attributable to a Pre-Closing Tax Period, such refunds or credits shall be for the account of Seller, and (ii) to the extent that any refunds or credits with respect to Taxes paid by the Acquired Companies are attributable to a Post-Closing Tax Period, such refunds or credits shall be for the account of Buyer. To the extent any refunds or credits with respect to Taxes paid by the Acquired Companies are attributable to a Straddle Period, such refund or credit with respect to Taxes shall be apportioned between Buyer and Seller based on the appropriate allocation method set forth in clauses (i), (ii) or (iii) of Section 11.3. Buyer shall cause the Acquired Companies to forward to
            ------------
to Seller or to reimburse Seller for any such refunds or credits for the account of Seller within 10 business days from receipt thereof by any of Buyer, any of its Affiliates or the Acquired Companies. Seller shall forward to Buyer or reimburse Buyer for any refunds or credits for the account of Buyer within 10 business days from receipt thereof by Seller. Any refunds or reimbursements not made within the 10 business day period specified above shall bear interest from the date received by the refunding or reimbursing Party at the Prime Rate.

     11.7  Filing of Amended Returns.  Any amended Tax Return or claim for Tax
           -------------------------
refund for any Pre-Closing Tax Period shall be filed, or caused to be filed, only by Seller or PG&E. Seller shall not, without the prior written consent of Buyer, make or cause to be made, any such filing, to the extent such filing, if accepted, reasonably might be expected to increase by more than an immaterial amount the Tax liability of Buyer for any Tax period. An amended Tax Return or claim for Tax refund for any Straddle Period hereunder shall be filed, or caused to be filed, by the Party responsible for filing the original Tax Return for such Tax period hereunder, if either Buyer or Seller so requests, except that such filing shall not be done without the consent, which shall not be unreasonably withheld or delayed, of Seller (if the request is made by Buyer) or of Buyer (if the request is made by Seller). Any amended Tax Return or claim for Tax refund for any Post-Closing Tax Period shall be filed, or caused to be filed, only by Buyer. Buyer shall not, without the prior written consent of Seller, file, or cause to be filed, any amended Tax Return or claim for Tax refund for any Post-Closing Tax Period to the extent that such filing, if accepted, reasonably might be expected to increase by more than an immaterial amount the Tax liability of PG&E, Seller, or any Affiliate for any Pre-Closing Tax Period.

     11.8  Assistance and Cooperation.  Seller, Buyer, their respective
           --------------------------
Affiliates, and the Acquired Companies shall cooperate (and cause their Affiliates to cooperate) with each other and with each other's agents, including accounting firms and legal counsel, in connection with Tax matters relating to the Acquired Companies, including (i) preparation and filing of Tax Returns,
(ii) determining the liability and amount of any Taxes due, the right to and amount of any refund of Taxes, and the liability and amount of any Tax Benefit payments, (iii) examinations of Tax Returns, and (iv) any administrative or judicial proceeding in respect of Taxes assessed or proposed to be assessed. Each Party shall (i) retain all Tax Returns, schedules and work papers, and all material records and other documents relating thereto, until the expiration of the

                                                        Stock Purchase Agreement
applicable statute of limitations (including, to the extent notified by any Party, any extensions thereof) of the Tax period to which such Tax Returns and other documents and information relate or until the final determination of any controversy with respect to such Tax period and until the final determination of any payments that may be required with respect to such Tax period under this Agreement or the Retained Tax Agreements, and (ii) give the other Party reasonable written notice prior to transferring, destroying or discarding any such Tax Returns, records and documents and, if the other Party so requests, the Buyer or the Seller, as the case may be, shall allow the other Party to take possession of such Tax Returns, records and documents. Each of the Parties shall also make available to the other Parties, as reasonably requested and available, personnel (including officers, directors, employees and agents) responsible for preparing, maintaining, and interpreting information and providing information or documents in connection with any administrative or judicial proceedings relating to Taxes.

     11.9   Reimbursement for Net Tax Carrybacks.  If, after the Closing Date,
            ------------------------------------
Seller or any of its Affiliates receives or is credited with a refund of any Tax attributable to the utilization or carryback of any Tax attribute (for example, net operating losses and Tax credits) of any of the Acquired Companies arising after the Closing Date, Seller shall pay to Buyer within 10 days of receipt an amount equal to the amount of such refund together with any interest received from or credited thereon by the applicable Taxing Authority, net of any Taxes imposed upon Seller or such Affiliate by reason of the receipt of such refund or credit. Seller and PG&E will not elect to retain any net operating loss carryovers or capital loss carryovers of the Acquired Companies under Treasury Regulation Section 1.1502-20(g).

     11.10  Tax Deductions for Stock Option Exercises.  Buyer and Seller agree
            -----------------------------------------
that, to the maximum extent allowed by law, Seller shall be entitled to any Tax deductions for compensation expense attributable to the exercise of options to purchase stock in Seller or PG&E by employees (or former employees) of any of the entities acquired by Buyer hereunder. To the extent Seller determines that Seller or PG&E may not be entitled to claim such deductions, Buyer agrees that, upon Seller's request, Buyer will cause such deductions to be claimed on the appropriate Tax Returns identified by Seller and to remit to Seller any resulting Tax Benefit thereby derived.

     11.11  Buyer's Indemnity for Post Closing Transactions. Buyer agrees to
            -----------------------------------------------
indemnify Seller for any additional Tax owed by PG&E, Seller, or any Affiliate (including Tax owed by PG&E, Seller, or any Affiliate due to this indemnification payment) resulting from any transaction not in the ordinary course of business occurring on the Closing Date after Buyer's purchase of the Shares.

     11.12  Reporting of Post-Closing Transactions. Buyer and Seller agree to
            --------------------------------------
report all transactions not in the ordinary course of business occurring on the Closing Date after Buyer's purchase of the Shares on Buyer's federal income Tax Return to the extent permitted by Treasury Regulation Section 1.1502-76(b)(1)(ii)(B).

     11.13  Closing Tax Certificate.  At the Closing, Seller shall deliver to
            -----------------------
Buyer a certificate signed under penalties of perjury (i) stating that it is not a foreign corporation, foreign partnership, foreign trust or foreign estate,
(ii) providing its U.S. Employer Identification Number and (iii) providing its address, all pursuant to Section 1445 of the Code.

                                                        Stock Purchase Agreement

     11.14  Tax Allocation - Seller's Obligations.  Seller shall be solely
            -------------------------------------
liable for, shall pay, and shall indemnify the Buyer Indemnitees against, all Taxes of the Acquired Companies and all Losses arising therefrom, relating to
(i) any Pre-Closing Tax Period and (ii) the portion of the Taxes for any Straddle Period allocable to the period up to and including the Closing Date under Section 11.3. Seller shall be entitled to reduce its obligation to pay
      ------------
Taxes for which it is liable pursuant to this Section 11.14 by the amount of
                                              -------------
such Taxes paid by or on behalf of the Acquired Companies (i) on or before the Effective Date or (ii) on or before the Closing Date with respect to Taxes (other than Taxes based on net income) attributable to the period between the Effective Date and the Closing Date, but only to the extent not previously credited or otherwise taken into account.

     11.15  Taxes of Other Persons.  Seller agrees to indemnify the Buyer from
            ----------------------
and against the liability of any of the Acquired Companies (i) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law) by reason of an Acquired Company's having been a member of any consolidated, combined, or unitary group at any time on or prior to the Closing, or (ii) with respect to any Pre-Closing Tax Period, as a transferee or successor.

     11.16  Tax Allocation - Buyer's Obligations. Buyer shall be solely
            ------------------------------------
liable for, shall pay, and shall indemnify the Seller Indemnitees against, all Taxes of the Acquired Companies and all Losses arising therefrom, relating to
(i) any Post-Closing Tax Period or (ii) the portion of the Taxes for any Straddle Period which are allocable to the period after the Closing Date under
Section 11.3.
------------

     11.17  Tax Claim Notices.  Each Party shall promptly notify the other
            -----------------
Party of (i) the commencement of any demand, claim, audit, examination, action or other proposed change or adjustment by any Taxing Authority concerning any Tax and (ii) any other adjustment or claim which could give rise to a liability for Taxes of the other Party or other payment pursuant to this Article 11
                                                               ----------
(including pursuant to the Retained Tax Agreements) or Section 7.7, as the case
                                                       -----------
may be (each a "Tax Claim"). Such notice shall contain factual information describing the asserted Tax Claim in reasonable detail and shall include copies of any notice or other document received from any Taxing Authority or other Person in respect of any such asserted Tax Claim.

     11.18  Pre-Closing Tax Period Tax Claims.  Seller, or an Affiliate of
            ---------------------------------
Seller, at its own expense, shall have the sole right to represent the Acquired Companies' interests in any Tax Claim relating to any Pre-Closing Tax Period and to employ counsel of its choice. Buyer shall have the right to participate in such Tax Claim at its own expense. None of Seller or its Affiliates shall consent to any settlement of issues relating to the Acquired Companies that reasonably would be expected to have an adverse effect on the Taxes of any of the Acquired Companies in any period after the Closing Date without Buyer's consent, which consent shall not be unreasonably withheld. If Seller elects to control the defense, compromise or settlement of any Tax Claim, Seller shall keep Buyer informed of the progress and disposition of such Tax Claim. Buyer shall handle any Tax Claim relating to any Tax period of the Acquired Companies included in a Pre-Closing Tax Period which Seller elects in writing not to control, and Buyer shall be entitled to defend, compromise or settle such Tax Claim in its sole discretion.

                                                        Stock Purchase Agreement

     11.19  Straddle Period Tax Claims.  With respect to any Straddle Period,
            --------------------------
Buyer shall control, and Seller, or an Affiliate of Seller, at its own expense, shall have the right to participate in, the defense and settlement of any Tax Claim and each Party shall cooperate with the other Party and there shall be no settlement or closing or other agreement with respect thereto without the consent of the other Party, which consent shall not be unreasonably withheld; provided, however, that if either Party shall refuse (the "Refusing Party") to consent to any settlement, closing or other agreement agreed to by the relevant Taxing Authority with respect to any such Tax Claim that the other Party (the "Accepting Party") proposed to accept (a "Proposed Settlement"), then (i) the Accepting Party's liability with respect to the subject matter of the Proposed Settlement shall be limited to the amount that such liability would have been if the Proposed Settlement had been accepted, and (ii) the Refusing Party shall be responsible for all liabilities and expenses incurred or imposed thereafter in connection with the contest of such Tax Claim to the extent that the final settlement is more than the Proposed Settlement.

     11.20  Payments for Tax Benefits.  Buyer shall pay Seller the amount of
            -------------------------
any Tax Benefit resulting from any Tax deduction taken into account on or after the Closing Date relating to any current liability that was taken into account in computing Adjusted Working Capital as of the Effective Date. Seller shall pay Buyer the amount of any actual increase in Tax resulting from any taxable income or gain taken into account by an Acquired Company after the Closing Date with respect to the difference between the amount of an asset taken into account in computing Adjusted Working Capital as of the Effective Date and the adjusted tax basis of such asset for federal income tax purposes as of such date. Any Tax Benefit or Tax cost to be reflected on a 2000 Tax Return shall be estimated and paid at the same time that the Adjustment Amount is settled pursuant to
Section 2.5(e).  Any difference between the estimated and actual Tax Benefit or
--------------
Tax cost shall be settled within 30 days after the filing of any Tax Return reflecting such Tax Benefit or Tax cost.

     11.21  Treatment of Tax Indemnity Payments.  Buyer and Seller, their
            -----------------------------------
respective Affiliates, and the Acquired Companies shall, to the extent permitted by Applicable Law, treat any payments made pursuant to this Article 11 as
                                                            ----------
adjustments to the Purchase Price. To the extent that any such payment is not permitted to be treated as an adjustment to the Purchase Price, the amount of such payment shall be increased by the amount of any actual additional Tax cost incurred as a result of the receipt of such payment. Any Tax Benefit actually received by the recipient of such payment or any of its Affiliates as a result of its payment of the Tax to which such indemnity payment relates shall either reduce the amount of such indemnity payment or otherwise be paid by the recipient to the payor of such indemnity.

     11.22  Liability for Existing Franchise Tax Claims.  Nothing in this
            -------------------------------------------
Article 11 shall impose upon Seller, PG&E, or any Affiliate of PG&E, directly or
----------
indirectly (including pursuant to the Retained Tax Agreements), any liability or responsibility for any Losses that arise out of claims that are substantially similar to those asserted in the Existing Franchise Tax Claims.

     11.23  Survival and Time Limitation.  All of the covenants, obligations
            ----------------------------
and agreements of the Parties set forth in this Article 11 shall survive the
                                                ----------
Closing. Notwithstanding the foregoing sentence, after Closing, any assertion by Buyer or any Buyer Indemnitee that Seller is liable to Buyer or any Buyer Indemnitee, or any assertion by Seller or any Seller Indemnitee that

                                                        Stock Purchase Agreement

Buyer is liable to Seller or any Seller Indemnitee, under this Article 11 must
                                                               ----------
be made in writing and must be given to the indemnifying party on or prior to the date that is 90 days after the date on which the applicable statute of limitations expires with respect to such matters (or not at all).

     11.24  Sole and Exclusive Remedy.  Except as otherwise provided in
            -------------------------
Sections 2.5(f), 4.14, 7.3, 7.7, 12.2(d), 12.5 and clause (ii) of Section
---------------  ----  ---  ---  -------  ----                    -------
12.1(i), from and after the Closing, the provisions of this Article 11 shall be
-------                                                     ----------
the exclusive agreement among the Parties (including the Seller Indemnitees and the Buyer Indemnitees) with respect to Tax matters, including indemnification for Tax matters.

     11.25  Purchase Price Allocation.  The Base Purchase Price shall be
            -------------------------
allocated as set forth on Schedule 11.25 which shall be used in the filing of
                          --------------
any Tax Returns. To the extent that interest accrues or an Adjustment Amount occurs, Buyer and Seller shall promptly make appropriate adjustments to such allocations, and such changed allocations shall then be the allocations that each Party to this Agreement uses.


                                   ARTICLE 12
                         SURVIVAL AND INDEMNIFICATION

     12.1.  Indemnification.
            ---------------

     (a)    Seller's Indemnity. From and after the Closing, subject to the other
            ------------------
terms and limitations in this Article 12, Seller shall indemnify, defend,
                              ----------
reimburse, and hold harmless the Buyer Indemnitees from and against any and all Losses actually incurred by any of the Buyer Indemnitees or asserted by a Third Party against any of the Buyer Indemnitees (i) for any breach of Seller's representations or warranties made, as of the Closing Date, in this Agreement or the Related Agreements, (ii) in respect of the Excluded Assets, (iii) for any events occurring after the Closing Date under the agreements and arrangements assigned pursuant to Section 5 of the Termination and Assignment Agreement, or
                     ---------
(iv) for or arising out of any breach of the covenants or obligations of Seller and its Affiliates under this Agreement (other than a breach of any covenant or obligation in Article 11) or the Related Agreements.
              ----------

     (b)    Buyer's Indemnity.  From and after the Closing, subject to the other
            -----------------
terms and limitations in this Article 12, Buyer shall indemnify, defend,
                              ----------
reimburse, and hold harmless the Seller Indemnitees from and against any and all Losses actually incurred by any of the Seller Indemnitees or asserted by a Third Party against any of the Seller Indemnitees (i) for any breach of Buyer's representations or warranties made, as of the Closing Date, in this Agreement,
(ii) for or arising out of any breach of the covenants or obligations of Buyer and its Affiliates under this Agreement (other than a breach of any covenant or obligation in Article 11) or the Related Agreements, (iii) in respect of the
              ----------
Assumed Liabilities, (iv) that relate to any of the Guarantees to the extent such Guarantee has not been released or replaced on or as of the Closing with a guarantee of Buyer or its Affiliates, (v) that relate to or arise out of the actions taken under Section 3 of the Termination and Assignment Agreement with
                    ---------
respect to Item 8 of Part 3 of Exhibit A thereto, or (vi) that relate to or
           ------    ------    ---------
arise out of the businesses or operations of the Acquired Companies or that otherwise relate to or arise out of the Acquired Companies (whether

                                                        Stock Purchase Agreement
relating to periods prior to or after the Closing Date) to the extent such Losses are not properly asserted by Buyer under the provisions of Section
                                                                  -------
12.1(a) (subject to the limitations set forth in Section 12.1(e)) by the date
-------                                          ----------------
specified in Section 12.1(g). Buyer acknowledges and agrees that the Losses
             ---------------
described in clauses (iii), (v), and (vi) of the preceding sentence shall be retained by and transfer with the Acquired Companies and shall continue to be the responsibility of the Acquired Companies.

     (c) Seller's Waiver.  Notwithstanding anything to the contrary in this
         ---------------
Agreement or the Related Agreements, Buyer shall not be liable to the Seller Indemnitees for any exemplary, punitive, special, indirect, consequential, remote, or speculative damages, except to the extent any such damages are included in any action by a Third Party against a Seller Indemnitee for which such Seller Indemnitee is entitled to indemnification under this Agreement.

     (d) Buyer's Waiver.  Notwithstanding anything to the contrary in this
         --------------
Agreement or the Related Agreements, Seller shall not be liable to the Buyer Indemnitees for any exemplary, punitive, special, indirect, consequential, remote or speculative damages, except to the extent any such damages are included in any action by a Third Party against a Buyer Indemnitee for which such Buyer Indemnitee is entitled to indemnification under this Agreement.

     (e) Limitations on Indemnity.  None of the Buyer Indemnitees shall be
         ------------------------
entitled to assert any right to indemnification under Section 12.1(a)(i) until
                                                      ------------------
the aggregate amount of all the Losses actually suffered by the Buyer Indemnitees exceeds the Deductible Amount, and then only to the extent such Losses exceed, in the aggregate, the Deductible Amount. Except as provided in the immediately following sentence, Losses taken into account under Section
                                                                    -------
12.1(f) shall not be taken into account under this Section 12.1(e). In no event
-------                                            ---------------
shall Seller ever be required to indemnify the Buyer Indemnitees for Losses under Section 12.1(a)(i) and Section 12.1(f) and to make any payment to Buyer,
      ------------------     ---------------
pursuant to the second sentence of Section 12.5 in any amount exceeding, in the
                                   ------------
aggregate, $150,000,000.

     (f) Seller's Small Claim Indemnity. From and after the Closing, subject to
         ------------------------------
the other terms and limitations in this Article 12, Seller shall indemnify,
                                        ----------
defend, reimburse, and hold harmless the Buyer Indemnitees from and against any and all Losses actually incurred by any of the Buyer Indemnitees or asserted by a Third Party against any of the Buyer Indemnitees for any breach of Seller's representations or warranties made, as of the Closing Date, pursuant to Article
                                                                        -------
4 determined solely for purposes of this Section 12.1(f) without regard to any
-                                        ---------------
qualification contained in such representation or warranty of "Material Adverse Effect." Notwithstanding the preceding sentence, none of the Buyer Indemnitees shall be entitled to assert any right to indemnification for any Loss under this
Section 12.1(f) unless the amount of that Loss (determined individually and not
---------------
on an aggregate basis with other Losses) exceeds $8,500,000, and then only to the extent that all such Losses eligible for recovery in accordance with this
Section 12.1(f) exceed $8,500,000. In no event shall Seller ever be required to
---------------
indemnify the Buyer Indemnitees for Losses under this Section 12.1(f) and to
                                                      ---------------
make any payment to Buyer, pursuant to the second sentence of Section 12.5 in
                                                              ------------
any amount exceeding, in the aggregate, $22,500,000.

                                                        Stock Purchase Agreement

     (g)   Survival and Time Limitation.  All of the representations,
           ----------------------------
warranties, covenants, obligations and agreements of the Parties set forth in this Agreement and the Related Agreements, including those obligations set forth in this Article 12, shall survive the Closing. Notwithstanding the foregoing
        ----------
sentence, except as provided in Section 11.23, after Closing, any assertion by
                                -------------
Buyer or any Buyer Indemnitee that Seller is liable to Buyer or any Buyer Indemnitee for indemnification under the terms of this Agreement, the Related Agreements, or for any other reason in connection with the transactions contemplated in this Agreement must be made in writing and must be given to Seller on or prior to the date that is 18 months after the Closing Date (or not at all), provided that an assertion by (i) Buyer or any Buyer Indemnitee with respect to any breach of Sections 4.2(a), 4.2(b), or 4.2(c) or (ii) any Party
                         ---------------  ------     ------
with respect to a breach of Sections 7.3(e) or 7.3(m) shall survive the Closing
                            ---------------    ------
without limitation.

     (h)   Compliance with Express Negligence Rule.  All releases, disclaimers,
           ---------------------------------------
limitations on liability, and indemnities in this Agreement, including those in this Section 12.1, shall apply even in the event of the sole, joint, and/or
     ------------
concurrent negligence, strict liability, or other fault of the Party whose liability is released, disclaimed, limited, or indemnified.

     (i)   Further Indemnity Limitations.  The amount of any Loss shall be
           -----------------------------
reduced (i) to the extent any Person entitled to receive indemnification under this Agreement receives any insurance proceeds with respect to a Loss, (ii) to take into account any Tax Benefit arising from the recognition of the Loss, and
(iii) to take into account any payment or payments actually received by a Person entitled to receive indemnification under this Article 12 with respect to a
                                               ----------
Loss.

     (j)   Sole and Exclusive Remedy.  From and after the Closing, except as
           -------------------------
provided in Section 11.24, the indemnification provisions of this Article 12
            -------------                                         ----------
shall be the sole and exclusive remedy of each Party (including the Seller Indemnitees and the Buyer Indemnitees) (i) for any breach of the other Party's representations, warranties, covenants, or agreements contained in this Agreement or the Related Agreements or (ii) otherwise with respect to this Agreement or the Related Agreements and the transactions contemplated hereby or thereby (including the Acquired Companies).

     12.2  Defense of Claims.
           -----------------

     (a)   Notice.  If an Indemnitee receives notice of the assertion of any
           ------
claim or of the commencement of any Third Party Claim with respect to which indemnification is to be sought from the Indemnifying Party, the Indemnitee will give such Indemnifying Party reasonable prompt Notice thereof, but in any event not later than 7 calendar days after the Indemnitee's receipt of notice of such Third Party Claim, but the failure to give timely Notice will not affect the rights or obligations of the Indemnifying Party except and only to the extent that, as a result of such failure, the Indemnifying Party was substantially disadvantaged. Such Notice shall describe the nature of the Third Party Claim in reasonable detail and will indicate the estimated amount, if practicable, of the Loss that has been or may be sustained by the Indemnitee. The Indemnifying Party will have the right to participate in or, by giving Notice to the Indemnitee, to elect to assume the defense of, any Third Party Claim at such Indemnifying Party's own expense

                                                        Stock Purchase Agreement
and by such Indemnifying Party's own counsel, and the Indemnitee will cooperate in good faith in such defense at such Indemnitee's own expense.

     (b)  Defense.  If within 10 calendar days after an Indemnitee provides
          -------
Notice to the Indemnifying Party of any Third Party Claim, the Indemnitee receives Notice from the Indemnifying Party that such Indemnifying Party has elected to assume the defense of such Third Party Claim, the Indemnifying Party will not be liable for any legal expenses subsequently incurred by the Indemnitee in connection with the defense thereof. The Indemnitee shall be entitled to participate in the defense of such Third Party Claim and to employ counsel for such purpose at the sole cost and expense of Indemnitee. Without the prior written consent of the Indemnitee, the Indemnifying Party will not enter into any settlement of any Third Party Claim which would lead to liability or create any financial or other obligation on the part of the Indemnitee for which the Indemnitee is not entitled to indemnification hereunder, or which would impose any injunctive or other equitable remedy on the Indemnitee. If a firm offer is made to settle a Third Party Claim without leading to liability or the creation of a financial or other obligation on the part of the Indemnitee for which the Indemnitee is not entitled to indemnification hereunder (or which would not impose any injunctive or other equitable remedy on the Indemnitee) and the Indemnifying Party desires to accept and agree to such offer, the Indemnifying Party will give Notice to the Indemnitee to that effect. If the Indemnitee fails to consent to such firm offer within 10 calendar days after its receipt of such Notice, the Indemnitee may continue to contest or defend such Third Party Claim and, in such event, the maximum liability of the Indemnifying Party to such Third Party Claim will be the amount of such settlement offer, plus reasonable costs and expenses paid or incurred by the Indemnitee up to the date of such notice.

     (c)  Direct Claim.  Any Direct Claim will be asserted by giving the
          ------------
Indemnifying Party reasonably prompt written notice thereof, stating the nature of such claim in reasonable detail and indicating the estimated amount, if practicable, but in any event not later than 20 calendar days after the Indemnitee becomes aware of such Direct Claim (but the obligations of the Indemnifying Party and the rights of the Indemnitee shall not be affected by the failure to give such notice, except and only to the extent that, as a result of such failure, the Indemnifying Party is substantially disadvantaged). The Indemnifying Party will have a period of 30 calendar days within which to respond to such Direct Claim. If the Indemnifying Party does not respond within such 30-day period, the Indemnifying Party will be deemed to have accepted such Direct Claim. If the Indemnifying Party rejects such Direct Claim, the Indemnitee will be free to seek enforcement of its rights to indemnification under this Agreement.

     (d)  Subrogation.  If the amount of any Loss, at any time subsequent to the
          -----------
making of an indemnity payment in respect thereof, is reduced by recovery, settlement, or otherwise under or pursuant to any insurance coverage or Tax Benefit, or pursuant to any claim, recovery, settlement or payment by or against any other entity, the amount of such reduction, less any costs, expenses, or premiums incurred in connection therewith, will promptly be repaid by the Indemnitee to the Indemnifying Party. Upon making any indemnity payment, the Indemnifying Party will, to the extent of such indemnity payment, be subrogated to all rights of the Indemnitee against any Third Party in respect of the Loss to which the indemnity payment relates; provided, however, that (i) the Indemnifying Party is in compliance with its obligations under this Agreement in respect of such Loss, (ii) until the Indemnitee recovers full payment of its Loss,

                                                        Stock Purchase Agreement
any and all claims of the Indemnifying Party against any such Third Party on account of said indemnity payment are hereby made expressly subordinated and subjected in right of payment to the Indemnitee's rights against such Third Party, and (iii) under no circumstance shall Buyer or its Affiliates (including the Acquired Companies) have any rights to pursue recovery under the Acquired Company Insurance Policies. Without limiting the generality or effect of any other provision hereof, each such Indemnitee and Indemnifying Party will execute upon request all instruments reasonably necessary to evidence and perfect the above-described subrogation and subordination rights. Nothing in this Section
                                                                      -------
12.2(d) shall be construed to require a Party to obtain or maintain any
-------
insurance coverage.

     12.3  Additional Provisions Relating to Environmental Indemnification.
           ---------------------------------------------------------------
In addition to the limitations set forth elsewhere in this Article 12, Seller's
                                                           ----------
obligation to indemnify the Buyer pursuant to Section 12.1(a) with respect to
                                              ---------------
environmental matters shall be further qualified as specified below:

     (a)   Hazardous Materials.  If Buyer has a Loss pursuant to Section 12.1(a)
           -------------------                                   ---------------
of this Agreement that relates to the presence of a hazardous material that has been released to the soils, groundwater, sediments, or otherwise to the environment, Seller shall only be required to defend, indemnify, and hold harmless Buyer to the extent that: (i) the facts that form a basis for such loss constitute a breach by Seller of one or more of its representations or warranties contained in this Agreement; (ii) investigation or remediation of the hazardous material is required pursuant to an Applicable Environmental Law that is in effect as of and is enforceable as of the Closing Date; (iii) such investigation or remediation is conducted using the most cost effective methods for investigation, remediation, or containment consistent with Applicable Environmental Laws. To the extent that the Losses incurred in connection with an investigation or remediation are in excess of the Losses that would be incurred for an investigation or remediation meeting the conditions set forth in this
Section 12.3(a), Seller shall have no obligation to indemnify Buyer for such
---------------
excess Losses.

     (b)   Increased Costs.  If the costs of an investigation or remediation
           ---------------
that is subject to an indemnity by Seller under Section 12.1(a) or Section
                                                ---------------    -------
12.1(f) are increased due to an act or omission (occurring after the Closing
-------
Date) by a Person other than Seller or an agent, representative, or contractor of Seller, Seller shall not be responsible for any such increase in costs incurred. Additionally, Seller shall not be responsible for any increased Losses that are due to (i) the closure of operations at any of the affected assets, other than a closure resulting from a breach by Seller of its representations and warranties set forth in Section 4.15, or (ii) a change in use of the
                            ------------
affected assets from the use of such assets as of the Closing Date.

     (c)   Buyer's Costs.  Seller shall not be responsible for the costs
           -------------
associated with Buyer's oversight of Seller's performance of its defense and indemnity obligations under this Agreement, including the cost of Buyer's oversight of Seller's legal counsel, consultants, or employees.

     (d)   Claims.  Claims that require investigation and remediation of
           ------
hazardous materials shall also be subject to the procedures of Section 12.4.
                                                               ------------

                                                        Stock Purchase Agreement

     (e)   Sharing of Losses.  Seller shall only be required to bear and pay 50%
           -----------------
of Losses owing by Seller to Buyer or the Buyer Indemnitees under Section
                                                                  -------
12.1(a)(i) or Section 12.1(f) for a breach by Seller of its representations and
----------    ---------------
warranties set forth in Section 4.15.
                        ------------

     12.4  Procedures for Remedial Actions.
           -------------------------------

     (a)   Control by Seller.  Seller shall have the right, but not the
           -----------------
obligation, to control the management of an environmental investigation or remediation that is subject to indemnification pursuant to Section 12.1(a)
                                                           ---------------
(except for on-site investigation or remediation, the management of which shall be controlled by Buyer). Seller shall notify Buyer, within 20 calendar days of receipt of notice of Buyer's claim for indemnification for such matter, either that (i) it intends to undertake such responsibility, (ii) it does not intend to undertake such responsibility, or (iii) that more information is needed from Buyer before Seller can reasonably determine that Buyer's claim is subject to indemnification pursuant to this Agreement. Buyer shall promptly respond to such requests for information (to the extent such information is reasonably available to Buyer) and, within 30 days of receipt of such information, Seller shall notify Buyer as to whether it shall undertake the investigation and remediation.

     (b)   Seller's Investigation.  If Seller undertakes the responsibility
           ----------------------
for off-site investigation or remediation, Seller shall promptly provide copies to Buyer of all notices, correspondence, draft reports, submissions, work plans, and final reports and shall give Buyer a reasonable opportunity (at Buyer's own expense) to comment on any such submissions Seller intends to deliver or submit to the appropriate Governmental Entity prior to such submission. Buyer may, at its own expense, hire its own consultants, attorneys, or other professionals to monitor the investigation or remediation, including any field work undertaken by Seller, and Seller shall provide Buyer with the results of all such field work. Notwithstanding the above, Buyer shall not take any actions that shall unreasonably interfere with Seller's performance of the investigation and remediation. Seller shall undertake any such work required herein in a manner designed to minimize any disruption, to the greatest extent possible, in the conduct of operations at the affected assets. Buyer shall allow Seller reasonable access to conduct any of the work contemplated herein and shall fully cooperate with Seller in the performance of the investigation and remediation, including providing Seller with reasonable access to employees and documents as necessary.

     (c)   Buyer's Investigation.  For all on-site investigation and
           ---------------------
remediation, or if Seller declines to undertake the performance of an off-site investigation and remediation hereunder, Buyer shall be entitled to undertake the investigation and remediation. Buyer shall promptly provide copies to Seller of all notices, correspondence, draft reports, submissions, work plans and final reports and shall give Seller a reasonable opportunity (at Seller's own expense) to comment on any submissions Buyer intends to deliver or submit to the appropriate Governmental Entity prior to said submission. Seller may, at its own expense, hire its own consultants, attorneys or other professionals to monitor the investigation and remediation, including any field work undertaken by Buyer, and Buyer shall provide Seller with the results of all such field work. Notwithstanding the above, Seller shall not take any action that shall unreasonably interfere with Buyer's performance of investigation and remediation.

                                                        Stock Purchase Agreement

     12.5  Tax Treatment of Indemnity Payments.  Each Party, to the extent
           -----------------------------------
permitted by Applicable Law, agrees to treat any payments made pursuant to this
Article 12 as adjustments to the Purchase Price for all federal and state income
----------
and franchise Tax purposes. To the extent that any such payment is not permitted to be treated as an adjustment to the Purchase Price, the amount of such payment shall be increased by the amount of any actual additional Tax cost incurred as a result of the receipt of such payment.

                                  ARTICLE 13
                               OTHER PROVISIONS

     13.1  Notices.  All notices, requests, demands, and other communications
           -------
required or permitted to be given or made hereunder by either Party (each a "Notice") shall be in writing and shall be deemed to have been duly given or made if (i) delivered personally, (ii) transmitted by first class registered or certified mail, postage prepaid, return receipt requested, (iii) delivered by prepaid overnight courier service, or (iv) delivered by confirmed telecopy or facsimile transmission to the Parties at the following addresses (or at such other addresses as shall be specified by the Parties by similar notice):

           If to Buyer:

               El Paso Field Services Company
               1001 Louisiana Street
               Houston, Texas 77002
               Attention:  Mark Leland
               Fax:  (713) 420-2087


           with a copy to:

               Fried, Frank, Harris, Shriver & Jacobson
               One New York Plaza
               New York, New York 10004-1980
               Attention:  Gary Cooperstein
               Fax:  (212) 859-4000


           If to Seller:

               PG&E National Energy Group, Inc.
               1100 Louisiana Street
               Suite No. 1000
               Houston, Texas 77002
               Attention:  Thomas B. King
               Fax:  (713) 371-6787

                                                        Stock Purchase Agreement
           with a copy to:

               Andrews & Kurth L.L.P.
               4200 Chase Tower
               600 Travis Street
               Houston, Texas  77002
               Attention:  G. Michael O'Leary or Hal V. Haltom
               Fax:  (713) 220-4285

Notices shall be effective (i) if delivered personally or sent by courier service, upon actual receipt by the intended recipient, (ii) if mailed, upon the earlier of five days after deposit in the mail or the date of delivery as shown by the return receipt therefor, or (iii) if sent by telecopy or facsimile transmission, when the answer back is received.

     13.2  Entire Agreement.  This Agreement, together with the Schedules, the
           ----------------
Exhibits, and the Related Agreements, including the Confidentiality Agreement, constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof. There are no restrictions, promises, representations, warranties, covenants or undertakings between the Parties, other than those expressly set forth or referred to herein or therein.

     13.3  Binding Effect; Assignment; No Third Party Benefit.  Subject to the
           --------------------------------------------------
following sentence, this Agreement shall be binding upon and inure to the benefit of the Parties and their successors and assigns. Neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned or delegated by either Party, other than to an Affiliate (provided that if either Party so assigns or delegates to an Affiliate, such Party shall not be released from its obligations hereunder as a result of such assignment), without the prior written consent of the other Party. Except as provided herein, nothing in this Agreement is intended to or shall confer upon any Person other than the Parties, and their successors and assigns, any rights, benefits, or remedies of any nature whatsoever under or by reason of this Agreement.

     13.4  Severability.  If any provision of this Agreement is held to be
           ------------
unenforceable, this Agreement shall be considered divisible and such provision shall be deemed inoperative to the extent it is deemed unenforceable, and in all other respects this Agreement shall remain in full force and effect.

     13.5  Governing Law.  This Agreement shall be governed by and construed
           -------------
and enforced in accordance with the laws of the State of Texas, without regard to its conflict of laws rules or principles.

     13.6  Further Assurances.  From time to time following the Closing, at the
           ------------------
request of either Party and without further consideration, the other Party shall execute and deliver to such requesting Party such instruments and documents and take such other action (but without incurring any material financial obligation) as such requesting Party may reasonably request to consummate more fully and effectively the transactions contemplated hereby.

                                                        Stock Purchase Agreement

     13.7  Counterparts.  This Agreement may be executed by the Parties in any
           ------------
number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.

     13.8  Disclosure.  Certain information set forth in the Schedules is
           ----------
included solely for informational purposes, is not an admission of liability with respect to the matters covered by the information, and may not be required to be disclosed pursuant to this Agreement. The specification of any dollar amount in the representations and warranties contained in this Agreement or the inclusion of any specific item in the Schedules is not intended to imply that such amounts (or higher or lower amounts) are or are not material, and no Party shall use the fact of the setting of such amounts or the fact of the inclusion of any such item in the Schedules in any dispute or controversy between the Parties as to whether any obligation, item, or matter not described herein or included in a Schedule is or is not material for purposes of this Agreement.

     13.9  Consent to Jurisdiction.  The Parties hereby irrevocably submit to
           -----------------------
the jurisdiction of the courts of the State of Texas and the federal courts of the United States of America located in Harris County, Texas over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby, and each Party irrevocably agrees that all claims in respect of such dispute or proceeding shall be heard and determined in such courts. The Parties hereby irrevocably waive, to the fullest extent permitted by Applicable Law, any objection which they may now or hereafter have to the venue of any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each Party agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.

     13.10 Bulk Sales or Transfer Laws.  The Buyer hereby waives compliance by
           ---------------------------
the Seller with the provisions of the bulk sales or transfer laws of all applicable jurisdictions.

                                                        Stock Purchase Agreement

     IN WITNESS WHEREOF, the Parties have executed this Agreement, or caused this Agreement to be executed by their duly authorized representatives, all as of the day and year first above written.

                                   PG&E NATIONAL ENERGY GROUP, INC.
                                   (Seller)


                                   By: /s/ Thomas B. King
                                      ---------------------------------
                                           Thomas B. King
                                           Designated Agent

                                   EL PASO FIELD SERVICES COMPANY
                                   (Buyer)


                                   By: /s/ Robert G. Phillips
                                      ---------------------------------
                                           Robert G. Phillips
                                           President

                        LIST OF SCHEDULES AND EXHIBITS

List of Schedules

Schedule 1.1(a)     -    List of Company Subsidiaries
Schedule 1.1(c)     -    List of Seller Personnel
Schedule 1.1(d)     -    List of Buyer Personnel
Schedule 2.5(g)     -    Adjusted Working Capital
Schedule 2.7        -    Purchase Price Allocation
Schedule 4.2        -    Acquired Companies
Schedule 4.5        -    No Conflict
Schedule 4.6        -    Required Consents and Approvals
Schedule 4.7        -    Financial Statements
Schedule 4.8        -    Absence of Material Changes
Schedule 4.9        -    Taxes
Schedule 4.10       -    Compliance with Laws
Schedule 4.11       -    Litigation
Schedule 4.12       -    Title Defects
Schedule 4.13       -    Scheduled Contracts
Schedule 4.14       -    Employee Matters
Schedule 4.15       -    Environmental Matters
Schedule 4.16       -    Insurance
Schedule 4.17       -    Undisclosed Liabilities
Schedule 4.18       -    Bank Accounts
Schedule 4.19       -    Brokerage Fees
Schedule 5.4        -    Consents and Approvals
Schedule 6.2(h)     -    Capital Expenditures
Schedule 6.2(l)     -    Litigation Matters
Schedule 7.3(a)     -    Transferred Employees
Schedule 7.3(h)     -    Stay On Bonus
Schedule 7.10       -    Excluded Assets
Schedule 7.12       -    Guarantees
Schedule 11.25      -    Purchase Price Allocation

List of Exhibits

Exhibit 3.2(b)(i)   -    Form of Opinion of Counsel to Seller
Exhibit 3.2(b)(ii)  -    Form of Opinion of Andrews & Kurth L.L.P.
Exhibit 3.2(e)      -    Termination and Assignment Agreement
Exhibit 3.3(b)      -    Form of Opinion of Counsel to Buyer

                                                        Stock Purchase Agreement

                                  EXHIBITS TO

                           STOCK PURCHASE AGREEMENT

                                                                  Exhibit 3.2(b)
                                                     to Stock Purchase Agreement

                         Opinion of Counsel to Seller


_______, 2000


El Paso Field Services Company
1001 Louisiana Street
Houston, Texas 77002

Ladies and Gentlemen:

     I am Senior Vice President and General Counsel of PG&E Corporation, the corporate parent of PG&E National Energy Group, Inc. ("Seller"). In such capacity, I, or the attorneys working under my supervision, have acted as counsel for Seller and reviewed (i) the Stock Purchase Agreement, dated as of January 27, 2000 (the "Purchase Agreement"), between Seller and El Paso Field Services Company ("Buyer"), providing for, among other things, the sale to Buyer by Seller of all of the issued and outstanding shares of capital stock of PG&E Gas Transmission, Texas Corporation, a Delaware corporation and PG&E Gas Transmission Teco, Inc., a Delaware corporation (ii) the Transition Services Agreement and the Termination and Assignment Agreement entered into by Seller and Buyer in connection with the transactions contemplated by the Purchase Agreement (the "Related Agreements"), (iii) the PG&E Guaranty, and (iv) the EPE Guaranty, and such certificates of public officials, organizational documents, and other records of the Seller and other certificates and instruments as I, or they, have deemed necessary for the purpose of the opinions herein expressed. This opinion is rendered pursuant to Section 3.3(b)(i) of the Purchase Agreement. Unless otherwise defined in this opinion, terms used herein that are defined in the Purchase Agreement shall have the meanings given to them in the Purchase Agreement.

     In rendering the opinions expressed below, I have assumed that (i) each of Buyer and PG&E is duly formed, validly existing, and in good standing under the laws of its jurisdiction of existence, (ii) Buyer has full power and authority to execute the Purchase Agreement and the Related Agreements to which Buyer is a Party and to consummate the transactions contemplated thereby, (iii) EPE has full power and authority to execute the EPE Guaranty, (iv) Buyer has taken all necessary action to authorize execution of the Purchase Agreement and the Related Agreements to which Buyer is a Party on its behalf by the person executing the same, (v) EPE has taken all necessary action to authorize execution of the EPE Guaranty, (vi) Buyer has properly executed and delivered the Purchase Agreement and the Related Agreements to which Buyer is a Party,
(vii) EPE has properly executed and delivered the EPE Guaranty, and (viii) the Purchase Agreement and the Related Agreements to which Buyer is a Party, and the EPE Guaranty, are each enforceable against Buyer and, in the case of the EPE Guaranty, EPE in accordance with its terms, subject to (A) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or fraudulent transfer laws, or any other laws or judicial decisions affecting creditors' rights and remedies generally, and (B) the effect of the general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity).

     In rendering the opinions expressed below, I have assumed the genuineness of all signatures, the legal capacity, and the authority of all natural persons signing the Purchase Agreement, the Related Agreements and the EPE Guaranty on behalf of the parties thereto (other than the officers of the Seller), the authenticity of all documents submitted to me as certified, conformed, or photostatic copies, the authenticity of the originals of such copies, and the absence of evidence extrinsic to the provisions of the Purchase Agreement, the Related Agreements, the EPE Guaranty, and the PG&E Guaranty.

     I am a member of the Bar of the State of California, and I do not herein express any opinion as to the law of any state other than the State of California, except for the General Corporation Law of the State of Delaware, and the federal laws of the United States of America.

     Based on the foregoing and subject to the qualifications set forth below, I am of the opinion that:

1. The Seller is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. PG&E is a corporation duly organized, validly existing and in good standing under the laws of the State of California.

2. The Seller has the corporate power and authority to execute, deliver, and perform its obligations under the Purchase Agreement and the Related Agreements. PG&E has the corporate power and authority to execute, deliver, and perform its obligations under the PG&E Guaranty.

3. The execution and delivery of the Purchase Agreement and the Related Agreements by the Seller and the performance of the Seller's obligations under the Purchase Agreement and the Related Agreements have been duly authorized by all requisite action of the Seller, and the Purchase Agreement and the Related Agreements has been duly executed and delivered by the Seller.

4. The execution and delivery of the PG&E Guaranty by PG&E and the performance of the obligations under the PG&E Guaranty have been duly authorized by all requisite action of PG&E, and the PG&E Guaranty has been duly executed and delivered by PG&E.

5. The execution and delivery by the Seller of the Purchase Agreement and the Related Agreements does not, and the performance by the Seller of its obligations thereunder will not contravene, conflict with or result in any breach of any of the provisions of, or constitute a default under, (i) the certificate of incorporation or by-laws of the Seller; (ii) any law, rule, regulation, or ordinance applicable to the Seller; or (iii) to my actual knowledge (A) any material agreement, contract, or instrument to which the Seller is a party or by which the Seller or any of its properties is bound, or (B) any writ, judgment, injunction, decree, determination, or award of any court or other governmental authority by which the Seller or any of its properties is bound.

6. The execution and delivery by PG&E of the PG&E Guaranty does not, and the performance by PG&E of its obligations thereunder will not, contravene, conflict with or result in any breach of any of the provisions of, or constitute a default under, (i) the certificate of incorporation or by-laws of PG&E; (ii) any law, rule, regulation, or ordinance applicable to PG&E; or (iii) to my actual knowledge (A) any material agreement, contract, or instrument to which PG&E is a party or by which PG&E or any of its properties is bound, or (B) any writ, judgment, injunction, decree, determination, or award of any court or other governmental authority by which PG&E or any of its properties is bound.

7. No consent, order, authorization, waiver, approval, or any other action by, or registration, declaration or filing with, any governmental authority is required for the Seller to enter into the Purchase Agreement and the Related Agreements or for the Seller to perform and to be legally bound to perform its obligations thereunder.

8. No consent, order, authorization, waiver, approval, or any other action by, or registration, declaration or filing with, any governmental authority is required for PG&E to enter into the PG&E Guaranty or for PG&E to perform and to be legally bound to perform its obligations thereunder.

9. There is no action, suit, legal or arbitral proceeding or investigation at law or in equity or by or before any court or administrative agency pending or to my actual knowledge threatened against the Seller which may have a material adverse effect on the Seller's ability to perform its obligations under the Purchase Agreement and the Related Agreements.

10.There is no action, suit, legal or arbitral proceeding or investigation at law or in equity or by or before any court or administrative agency pending or to my actual knowledge threatened against PG&E which may have a material adverse effect on the PG&E's ability to perform its obligations under the PG&E Guaranty.

     As counsel to the Seller, I am furnishing this letter to you at your request and solely for the benefit of the named addressees hereof in connection with the transactions contemplated by the Purchase Agreement, the Related Agreements and the PG&E Guaranty. This letter is not to be quoted or relied upon by any other person or firm, or used for any other purpose, without my express written consent.

     This opinion is rendered as of the date first set forth above, and I expressly disclaim any obligation to update this opinion from and after the date hereof.

Very truly yours,


Bruce R. Worthington

BRW:gj

                                                          Exhibit 3.2(b)(ii)
                                                     to Stock Purchase Agreement



                   [ Letterhead of Andrews & Kurth, L.L.P. ]




                              ____________, 2000



El Paso Field Services Company
1001 Louisiana Street
Houston, Texas 77002

Ladies and Gentlemen:

          We have acted as counsel for PG&E National Energy Group Inc., a Delaware corporation ("Seller"), in connection with the preparation, execution and delivery of (i) the Stock Purchase Agreement, dated January 27, 2000 (the "Purchase Agreement"), between the Seller and El Paso Field Services Company, a Delaware corporation ("Buyer"), (ii) the Transition Services Agreement and the Termination and Assignment Agreement entered into by Seller and Buyer in connection with the transactions contemplated by the Purchase Agreement (the "Related Agreements"). This opinion is rendered pursuant to Section 3.3(b)(ii) of the Purchase Agreement. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Purchase Agreement.

     For purposes of this opinion, we have also examined the following documents and records:

               1. The Certificate of Incorporation, as amended, of Seller, certified as of a recent date by the Secretary of State of Delaware to be true and correct;

               2. A copy of the Bylaws of Seller, certified as of a recent date by the Secretary of Seller to be true and correct;

               3. An executed copy or counterpart of the Purchase Agreement, the Related Agreements, the PG&E Guaranty, and the EPE Guaranty; and

               4. Such other documents and agreements as we have deemed necessary for purposes of this opinion.

          For purposes of this opinion, we have examined such statutes, regulations and such other corporate records and documents and certificates of corporate and public officials as we have deemed necessary for the purposes of this opinion. We have also examined the original, certified, conformed or photostatic copies of such other documents, records, agreements and certificates as we have considered relevant hereto. In all such examinations, we have assumed the authenticity of all documents submitted to us as originals, and the conformity to original documents of all copies submitted to us as certified, conformed or photostatic copies, which facts we have not verified independently. As to certificates of public officials, we have assumed the same to have been properly given and to be accurate. We have relied, as to the matters set forth therein, on certificates and telegrams of public officials and the representations and warranties of Seller and Buyer contained in the Purchase Agreement. As to matters of fact to which this opinion pertains, we have relied upon (i) certificates of certain officers of the Seller, and (ii) the representations and warranties of Seller contained in the Purchase Agreement. We have also assumed that the Purchase Agreement and each of the Related Agreements have been duly authorized, executed and delivered by each party of Seller and Buyer, and constitute the legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with their terms subject to (A) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or fraudulent transfer laws, or any other laws or judicial decisions affecting creditors' rights and remedies generally and (B) the effect of general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity).

          Based upon the foregoing, and having due regard for such legal considerations as we have deemed relevant, we are of the opinion that the Purchase Agreement and the Related Agreements constitute legal, valid and binding obligations of the Seller, enforceable against the Seller in accordance with their terms.

          The foregoing opinion regarding the enforceability of the Purchase Agreement and the Related Agreements is subject to the following qualifications:

                    (a) The enforceability of the Purchase Agreement and the
               Related Agreements may be limited or adversely affected by (i) bankruptcy, insolvency, reorganization, moratorium, liquidation, rearrangement, fraudulent transfer, fraudulent conveyance and other similar laws (including court decisions) now or hereafter in effect and affecting the rights and remedies of creditors generally or providing for the relief of debtors generally, (ii) the refusal of a particular court to grant equitable remedies, including but without limiting the generality of the foregoing, specific performance and injunctive relief, and (iii) general principles of equity (regardless of whether such remedies are sought in a proceeding in equity or at law).

                    (b) In rendering the foregoing opinions, we express no
               opinion as to the enforceability of provisions of the Purchase Agreement and the Related

               Agreements (i) restricting access of Seller or Buyer to courts or to legal or equitable remedies, (ii) purporting to waive or affect rights, claims, defenses or other benefits bestowed by law to the extent that any of the same cannot be waived or so affected, (iii) relating to indemnities to the extent prohibited by public policy or to the extent indemnification is required for losses or expenses caused by gross negligence, willful misconduct, fraud, or illegal action on the part of an indemnified party, or for negligence on the part of an indemnified party unless such indemnification for negligence is expressly and conspicuously provided for in the Purchase Agreement or the Related Agreements, or (iv) purporting to waive or to otherwise affect the rights of third parties. Notwithstanding the limitations set forth above in this paragraph, the Purchase Agreement and the Related Agreements each contain adequate provisions for the practical realization of the principal legal benefits afforded thereby except for the economic consequences resulting from any delay or procedure imposed by applicable law.

          The foregoing opinion is expressly limited to the laws of the State of Texas, the General Corporation Law of the State of Delaware, and the Federal laws of the United States of America.

          The opinion expressed herein is solely for the benefit of and may only be relied upon by, the named addressee hereof in connection with the transactions contemplated by the Purchase Agreement and the Related Agreements. This opinion may not be relied upon by any other person without our prior written consent. The opinion expressed herein is limited to the date hereof, and we make no undertaking to amend or supplement such opinion as facts and circumstances come to our attention or changes in law occur which could affect such opinion.

                              Very truly yours,

                                                            Exhibit 3.2(e)
                                                     to Stock Purchase Agreement


                     TERMINATION AND ASSIGNMENT AGREEMENT
                      ------------------------------------

     THIS TERMINATION AND ASSIGNMENT AGREEMENT (this "Agreement"), dated __________, 2000, is by and among PG&E Corporation, a California corporation ("PG&E"), PG&E National Energy Group, Inc., a Delaware corporation ("Seller"), PG&E Gas Transmission, Texas Corporation, a Delaware corporation ("GTT"), PG&E Gas Transmission Teco, Inc., a Delaware corporation ( "TECO"), and El Paso Field Services Company, a Delaware corporation ("Buyer"). PG&E, Seller, GTT, TECO, and Buyer are sometimes referred to herein individually as a "Party" and collectively as the "Parties."

                                   Recitals:

     A. Under the Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of January ______, 2000, by and between Seller and Buyer, Seller has agreed to sell and transfer all of the Shares of GTT and TECO to Buyer.

     B. The contracts, agreements, understandings, and arrangements listed or provisions referenced (i) in Part I of Exhibit A (collectively, the "Continuing
                             -----     ---------
Contracts") are between or among (a) one or more of the Acquired Companies and
(b) one or more unaffiliated Persons, (ii) in Parts II and III of Exhibit A
                                              --------     ---    ---------
(collectively, the "Terminated Contracts") are between or among (a) one or more of the Acquired Companies and (b) Seller or one of its affiliates, excluding the Acquired Companies (individually, a "PG&E Company" and, collectively, the "PG&E Companies") and (iii) in Exhibit B (collectively, the "Assigned Contracts") are
                         ---------
between or among one or more of the Acquired Companies and one or more unaffiliated Persons.

     C. The Continuing Contracts will continue in full force and effect after the Closing, and each of the Acquired Companies that is a party to any of the Continuing Contracts shall remain entitled to all rights and benefits, and shall remain subject to the liabilities and obligations, to which it is entitled thereunder.

     D. At or prior to the Closing, Buyer and Seller desire (i) to terminate, or cause to be terminated, all of the Terminated Contracts as between the Acquired Companies and each PG&E Company that is a party thereto, and (ii) to cause the Acquired Companies to assign to the PG&E Companies all rights, interests and obligations of the Acquired Companies arising after the Closing under the Assigned Contracts.

     E. Capitalized terms used herein but not defined in this Agreement have the meanings given to them in the Stock Purchase Agreement.

     NOW, THEREFORE, in consideration of and subject to the mutual agreements, terms and conditions contained in this Agreement, the parties agree, contingent upon the occurrence of Closing, as follows:

     1.   List of Swaps and Derivative Contracts.  Part I of Exhibit A contains
          --------------------------------------   ------    ---------
a list of all swaps, derivatives, hedges and similar contracts or arrangements to which any of the Acquired

Companies and one or more unaffiliated Persons are the contracting parties, and
Part II of Exhibit A contains a list of all master ISDA or other swap,
-------    ---------
derivative, hedge or similar contracts to which any of the Acquired Companies and a PG&E Company are the contracting parties. The contracts listed in Parts I
                                                                        -------
and II of Exhibit A had one or more transactions that remained opened,
    --    ---------
unsettled, or otherwise uncompleted after the Effective Date.

     2.   Continuing Contracts.  The Parties hereby agree that the Continuing
          --------------------
Contracts shall continue in full force and effect, as between the applicable Acquired Company and the unaffiliated Person(s) that are parties thereto, after the date hereof in accordance with their terms. The Parties further agree that any changes occurring after the Effective Date in the net contract position (or the fair value of such position) of the Acquired Companies under any of the Continuing Contracts shall be for the account of the Acquired Companies.

    3.    Terminated Contracts.  Seller and Buyer hereby acknowledge and agree
          --------------------
that all of the Terminated Contracts have been, or will be, terminated, as between the applicable Acquired Company, on the one hand, and the applicable PG&E Company, on the other hand. Such Terminated Contracts shall continue in full force and effect, however, insofar as they create or evidence any contract, agreement, understanding, or arrangement between one PG&E Company and another PG&E Company. Such terminations of the Terminated Contracts have been effected prior to, or will be effective at, the Closing.

    4.  Post Closing Performance.
        ------------------------

    (a)   Post Closing Settlement.  Seller shall (and shall cause the PG&E
          -----------------------
Companies to) and Buyer shall (and shall cause the Acquired Companies to) pay any amounts that remain to be paid by such Person under any of the Terminated Contracts for services performed or goods received prior to the Closing Date under such Terminated Contract.

    (b)   True Up for Certain Terminated Contracts; Working Capital Adjustment.
          --------------------------------------------------------------------
Attached as Exhibit C hereto is a statement setting forth the payments to be
            ---------
made to, and the payments to be made by, the Acquired Companies after the Effective Date in respect of the termination and cancellation of the Terminated Contracts listed in Part II of Exhibit A in accordance with Section 3 hereof.
                    -------    ---------                    ---------
The net sum (the "Settlement Amount"), if positive, of the amounts set forth in Exhibit C constitutes the net total amount to be paid to, and such Settlement
---------
Amount, if negative, constitutes the net total amount to be paid by, the Acquired Companies in respect of such termination and cancellation of the Terminated Contracts listed in Part II of Exhibit A. The Settlement Amount
                               -------    ---------
shall be included in Adjusted Working Capital pursuant to clause (w)(v) of the
                                                          -------------
second sentence of Section 2.5(f) of the Stock Purchase Agreement.
                   --------------

    5.    Assigned Contracts.  Seller and Buyer hereby agree that effective
          ------------------
immediately prior to the Closing each Acquired Company that is a party to an Assigned Contract has assigned, and hereby does assign, to the PG&E Companies all of its rights, interests and obligations under such Assigned Contract, which rights, interests and obligations arise or otherwise relate to the period after the Closing.

     6.   Joinder by PG&E Companies.  To the extent that any PG&E Company or
          -------------------------
Acquired Company is not or may not be bound by this Agreement, Seller and Buyer agree that, to the extent they lawfully may do so, they shall make reasonable efforts to cause each such PG&E Company or Acquired Company, as the case may be, to ratify this Agreement.

     7.   Other Provisions.
          ----------------

     (a)  Assignment.  None of the Parties may assign, in whole or in part, any
          ----------
of the rights, obligations or benefits arising under this Agreement without the prior written consent of the other Party (which consent may be withheld in the sole discretion of such other Party), except that any Party may assign or delegate its rights, obligations and benefits hereunder to an Affiliate. Subject to the preceding sentence, this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their successors and assigns.

     (b)  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
          -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO ITS CONFLICT OF LAWS RULES OR PRINCIPLES.

     (c)  Notices.  Any notice, request, consent, payment, demand or other
          -------
communication required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party or parties to whom notice is given, on the date of confirmation of receipt if sent by facsimile or on the third day after mailing if mailed to the party or parties to whom notice is given by certified mail, return receipt requested, postage prepaid and properly addressed as follows:

          If to Seller or any of the other PG&E Companies:

          PG&E National Energy Group, Inc.
          c/o PG&E Energy Trading
          1100 Louisiana, Suite 1000
          Houston, Texas 77002
          Attention:  General Counsel
          Telecopy Number:  713-371-6797
          Telephone Number:  713-371-6777

          If to Buyer:

          El Paso Field Services Company
          1001 Louisiana Street
          Houston, Texas 77002
          Attention:  Mark Leland
          Telecopy Number:  (713) 420-2087
          Telephone Number: (713) 420-4282

Either Party may change its address by giving the other Parties hereto written notice of the new address in the manner set forth above.

     (d)  Severability.  If any portion of this Agreement shall be found by a
          ------------
court of competent jurisdiction to be illegal, unenforceable, or invalid, that portion of this Agreement will be null and void and the remainder of this Agreement will be binding on the parties as if the illegal, unenforceable or invalid provisions had never been contained therein.

     (e)  Waiver.  No waiver by either Party of any term or any breach of this
          ------
Agreement shall be construed as a waiver of any other term or breach hereof, or of the same or a similar term or breach on any other occasion.

     (f)  Amendment.  No modification or amendment of this Agreement shall be
          ---------
binding upon either party unless in writing and signed by the Parties hereto.

     (g)  Third-Party Beneficiaries.  There are no third-party beneficiaries to
          -------------------------
this Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the Parties hereto and their successors and assigns any right, remedy, or benefit.

     (h)  Rights and Remedies Cumulative.  The rights and remedies of each Party
          ------------------------------
under this Agreement shall be cumulative and nonexclusive of any other rights or remedies which each such Party may have under any other agreement or instrument, by operation of law, or otherwise.

     (i)  Conflicts.  In the event of any conflict between the terms of this
          ---------
Agreement and the Purchase Agreement, the terms of the Purchase Agreement shall control.

     (j)  Entire Agreement.  This Agreement and the Stock Purchase Agreement
          ----------------
constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties hereto regarding the subject matter hereof.

     (k)  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date and year first above written.

                              PG&E:

                              PG&E CORPORATION


                              By:___________________________
                              Name:_________________________
                              Title:________________________


                              Seller:

                              PG&E NATIONAL ENERGY GROUP, INC.


                              By:___________________________
                              Name:_________________________
                              Title:________________________


                              GTT:

                              PG&E GAS TRANSMISSION,
                               TEXAS CORPORATION


                              By:___________________________
                              Name:_________________________
                              Title:________________________


                              TECO:

                              PG&E GAS TRANSMISSION TECO, INC.


                              By:___________________________
                              Name:_________________________
                              Title:________________________

                              BUYER:

                              ______________________________

                              By:___________________________
                              Name:_________________________
                              Title:________________________

                                                                  Exhibit 3.3(e)
                                                     to Stock Purchase Agreement

                                   Exhibit A

                      CONTINUING AND TERMINATED CONTRACTS


Part I

     See Annex I attached hereto

Part II

1. ISDA Master Agreement by and between PG&E Energy Trading-Gas Corporation and PG&E Texas Industrial Energy, L.P. dated November 1, 1997.

2. ISDA Master Agreement by and between PG&E Energy Trading-Gas Corporation and PG&E NGL Marketing, L.P. dated November 1, 1997.

Part III

1. Master Firm Purchase/Sale Agreement by and between PG&E Energy Trading-Gas Corporation and PG&E Texas Pipeline, L.P. dated August 1, 1999.

2. Amendatory Agreement to Gas Transportation Agreement 5201-839 by and among PG&E Texas Pipeline, L.P., PG&E Reata Energy, L.P. and PG&E Energy Trading-Gas Corporation dated August 1, 1999.

3. Amendatory Agreement to Gas Transportation Agreement 5202-134 by and among PG&E Texas Pipeline, L.P., PG&E Texas Industrial Energy, L.P. and PG&E Energy Trading-Gas Corporation dated August 1, 1999.

4. Amendatory Agreement to Gas Transportation Agreement 5201-904 by and among PG&E Texas Industrial Energy, L.P., PG&E Texas Pipeline, L.P. and PG&E Energy Trading-Gas Corporation dated August 1, 1999.

5. Service Agreement for NGPA Section 311 Storage Service, Storage Contract No. SE99-001 by and between PG&E Texas Pipeline, L.P. and PG&E Energy Trading-Gas Corporation dated August 4, 1999.

6. Service Agreement for Intrastate Storage Service, Storage Contract No. SA99-001 by and between PG&E Texas Pipeline, L.P. and PG&E Energy Trading-Gas Corporation dated July 30, 1999.

7. Service Agreement for Intrastate Storage Service, Storage Contract No. SA00-002 by and between PG&E Texas Pipeline, L.P. and PG&E Energy Trading-Gas Corporation dated July 30, 1999.

                                            Exhibits to Stock Purchase Agreement

                                                                  Exhibit 3.3(e)
                                                     to Stock Purchase Agreement

8.   The undertaking set forth in Section 6.2(c) of that certain Agreement and
                                  --------------
     Plan of Merger, dated as of January 31, 1997, between Valero Energy Corporation, PG&E and PG&E Acquisition Corporation.

9. Base Contract for Short-Term Sale and Purchase of Natural Gas by and between PG&E Energy Trading-Gas Corporation and PG&E Texas Pipeline, L.P. dated November 1, 1999.

10. Base Contract for Short-Term Sale and Purchase of Natural Gas by and between PG&E Energy Trading Corporation and PG&E Texas Industrial Energy, L.P. dated November 1, 1997.

11. Technical Services Agreement, dated as of January 1, 1998, between U.S. Generating Company and PG&E Gas Transmission Texas Corporation.

12. Restated Continuing Services Agreement, dated as of October 15, 1999 between Pacific Gas and Electric Company and PG&E Gas Transmission Texas Corporation.

                                            Exhibits to Stock Purchase Agreement

                                                                  Exhibit 3.3(e)
                                                     to Stock Purchase Agreement

                                   EXHIBIT B

                              ASSIGNED CONTRACTS

1. Lease Agreement #0514422002 by and between PG&E Texas Management Company and Pitney Bowes Credit Corporation, dated July 30, 1998.

2. Lease Agreement 63954-00 by and between PG&E Texas Management Company and Xerox dated November 1998.

3. Lease Agreement #2698133001 by and between PG&E Gas Transmission, Texas Corporation and Pitney Bowes Credit Corporation dated July 31, 1997.

4. Office Space Lease Agreement by and between Capital Guidance Associates IV., L.P., as Landlord and PG&E Gas Transmission, Texas Corporation, as Tenant dated June 10, 1997, as amended.

5. Sublease Agreement by and between PG&E Gas Transmission, Texas Corporation and Trione & Gordon, Inc. dated June 5, 1998.

6. Service Agreement by and between PG&E Gas Transmission, Texas Corporation and Adelman Travel Systems, Inc. d/b/a Adelman Travel Group dated April 26, 1999.

------------------------------------------------------------------------------------------------------------------------------------
Assumption: The software listed below will be transferred in whole or in part from PGE GTT to PGE ET.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Est. Lics
           Product Name             Vendor                         Version    Transfer Method                               Xferred

------------------------------------------------------------------------------------------------------------------------------------
Hyena Disk Report Tool              Adkins Resources                          Transfer up to 3 licenses to ET                    3
------------------------------------------------------------------------------------------------------------------------------------
Acrobat-Author                      Adobe Systems Inc.             4          Transfer all but 2 licenses to ET                  4
------------------------------------------------------------------------------------------------------------------------------------
TransEnergy                         ALTRA/TransEnergy Mgt Systems  4.1p       Transfer 175 licenses to ET                      175
------------------------------------------------------------------------------------------------------------------------------------
CAST Workbench Developer toolkit    Cast Software                  3.6.       Transfer all but 15 licenses to ET
------------------------------------------------------------------------------------------------------------------------------------
CAST Workbench Repository           Cast Software                  3.6.       Transfer all but 1 licenses to ET                  5
------------------------------------------------------------------------------------------------------------------------------------
PIX Firewall                        Cisco Systems, Inc.            4.1.3.     Transfer all licenses to ET                        1
------------------------------------------------------------------------------------------------------------------------------------
Impromptu - Unlimited Site License  Cognos Corp.                   5.00.      Transfer 40 licenses to ET                        40
------------------------------------------------------------------------------------------------------------------------------------
PowerPlay - Unlimited Site License  Cognos Corp.                   5.00.      Transfer 5 licenses to ET                          5
------------------------------------------------------------------------------------------------------------------------------------
Advanced Helpdesk (AHD)             Computer Assoc.                           Transfer licenses to ET proportional to users.
------------------------------------------------------------------------------------------------------------------------------------
Asset Management (AMO)              Computer Assoc.                9902       Transfer licenses to ET proportional to users.
------------------------------------------------------------------------------------------------------------------------------------
Remote Control                      Computer Assoc.                           Transfer licenses to ET proportional to users.
------------------------------------------------------------------------------------------------------------------------------------
Software Delivery                   Computer Assoc.                           Transfer licenses to ET proportional to users.
------------------------------------------------------------------------------------------------------------------------------------
Workload                            Computer Assoc.                           Transfer licenses to ET proportional to users.
------------------------------------------------------------------------------------------------------------------------------------
DTN Data service                    DTN                                       Transfer all but 8 licenses to ET                 57
------------------------------------------------------------------------------------------------------------------------------------
D&B Ram                             Dunn and Bradstreet            4          Transfer all but 5 licenses to ET                  1
------------------------------------------------------------------------------------------------------------------------------------

                                            Exhibits to Stock Purchase Agreement

                                                                  Exhibit 3.3(e)
                                                     to Stock Purchase Agreement

---------------------------------------------------------------------------------------------------------------------------------

Assumption: The software listed below will be transferred in whole or in part from PGE GTT to PGE ET.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Est. Lics
     Product Name                         Vendor                       Version         Transfer Method                  Xterred

---------------------------------------------------------------------------------------------------------------------------------
DBArtisan-Oracle                      Embarcadero Technologies, Inc.  4.02        Transfer 2 licenses to ET                2
---------------------------------------------------------------------------------------------------------------------------------
DBArtisan-Sybase                      Embarcadero Technologies, Inc.  4.02        Transfer 2 licenses to ET                2
---------------------------------------------------------------------------------------------------------------------------------
Rapid SQL-Oracle                      Embarcadero Technologies, Inc.  5.2.        Transfer 10 licenses to ET              10
---------------------------------------------------------------------------------------------------------------------------------
Rapid SQL-Sybase                      Embarcadero Technologies, Inc.  5.2.        Transfer 10 licenses to ET              10
---------------------------------------------------------------------------------------------------------------------------------
RapidSQL Pro-Oracle                   Embarcadero Technologies, Inc.  5.2.        Transfer 10 licenses to ET              10
---------------------------------------------------------------------------------------------------------------------------------
RapidSQL Pro-Sybase                   Embarcadero Technologies, Inc.  5.2.        Transfer 10 licenses to ET              10
---------------------------------------------------------------------------------------------------------------------------------
Symmetrix Manager for Open Systems    EMC Corp.                       3.03.       Split licenses as needed with ET
---------------------------------------------------------------------------------------------------------------------------------
Prophet-X                             FIMI                            1.13.       Transfer all but 8 licenses to ET       57
---------------------------------------------------------------------------------------------------------------------------------
100 Base T EISA Input/Output Driver   Hewlett Packard Corp.           B.10.20.01  Transfer licenses to ET proportional
                                                                                  to ET servers
---------------------------------------------------------------------------------------------------------------------------------
100 Base T9000 Lan Driver             Hewlett Packard Corp.           B.11.00.01  Transfer licenses to ET proportional
                                                                                  to ET servers
---------------------------------------------------------------------------------------------------------------------------------
100 Base T9000 Lan Driver             Hewlett Packard Corp.           B.10.20.03  Transfer licenses to ET proportional
                                                                                  to ET servers
---------------------------------------------------------------------------------------------------------------------------------
100 Base T9000 Lan Driver             Hewlett Packard Corp.           B.10.20.02  Transfer licenses to ET proportional
                                                                                  to ET servers
---------------------------------------------------------------------------------------------------------------------------------
GlancePlus M/M (All) PN B3693AJ       Hewlett Packard Corp.           11.00.26.   Transfer licenses to ET proportional
                                                                                  to ET servers
---------------------------------------------------------------------------------------------------------------------------------
GlancePlus M/M (All) PN B3693AJ       Hewlett Packard Corp.           10.20.95.   Transfer licenses to ET proportional
                                                                                  to ET servers
---------------------------------------------------------------------------------------------------------------------------------
GlancePlus M/M (All) PN B3693AJ       Hewlett Packard Corp.           10.20.72.   Transfer licenses to ET proportional
                                                                                  to ET servers
---------------------------------------------------------------------------------------------------------------------------------
GlancePlus M/M (All) PN B3693AJ       Hewlett Packard Corp.           10.20.140.  Transfer licenses to ET proportional
                                                                                  to ET servers
---------------------------------------------------------------------------------------------------------------------------------
GlancePlus Pak (Workstation) PN       Hewlett Packard Corp.           11.00.26.   Transfer licenses to ET proportional
 B3691AA                                                                          to ET servers
---------------------------------------------------------------------------------------------------------------------------------
HP-UX                                 Hewlett Packard Corp.           11.0.       Transfer licenses to ET proportional
                                                                                  to ET servers
---------------------------------------------------------------------------------------------------------------------------------
HP-UX                                 Hewlett Packard Corp.           10.20.      Transfer licenses to ET proportional
                                                                                  to ET servers
---------------------------------------------------------------------------------------------------------------------------------
HSC FDDI                              Hewlett Packard Corp.           10.20.      Transfer licenses to ET proportional
                                                                                  to ET servers
---------------------------------------------------------------------------------------------------------------------------------
MC/ServiceGuard (Server)              Hewlett Packard Corp.           11.00.      Transfer licenses to ET proportional
                                                                                  to ET servers
---------------------------------------------------------------------------------------------------------------------------------
MC/ServiceGuard (Server)              Hewlett Packard Corp.           10.06.      Transfer licenses to ET proportional
                                                                                  to ET servers
---------------------------------------------------------------------------------------------------------------------------------
Measureware software/UX               Hewlett Packard Corp.           B.10.20.89  Transfer licenses to ET proportional
                                                                                  to ET servers
---------------------------------------------------------------------------------------------------------------------------------
Measureware software/UX               Hewlett Packard Corp.           11.00.26.   Transfer licenses to ET proportional
                                                                                  to ET servers
---------------------------------------------------------------------------------------------------------------------------------
MirrorDisk/UX (Workstation)           Hewlett Packard Corp.           11.00.      Transfer licenses to ET proportional
                                                                                  to ET servers
---------------------------------------------------------------------------------------------------------------------------------
MirrorDisk/UX (Workstation)           Hewlett Packard Corp.           10.20.      Transfer licenses to ET proportional
                                                                                  to ET servers
---------------------------------------------------------------------------------------------------------------------------------
ONLINEJFS (Server)                    Hewlett Packard Corp.           B.11.00.01  Transfer licenses to ET proportional
                                                                                  to ET servers
---------------------------------------------------------------------------------------------------------------------------------
ONLINEJFS (Server)                    Hewlett Packard Corp.           B.10.20.    Transfer licenses to ET proportional
                                                                                  to ET servers
---------------------------------------------------------------------------------------------------------------------------------
PerfView Analizer (Server)            Hewlett Packard Corp.           B.10.20.95  Split licenses as needed with ET
---------------------------------------------------------------------------------------------------------------------------------
AIX-OS (RS-6000 Unix)                 IBM Corp.                       4.1.0.      Transfer 2 licenses to ET                2
---------------------------------------------------------------------------------------------------------------------------------

                                            Exhibits to Stock Purchase Agreement

                                                                  Exhibit 3.3(e)
                                                     to Stock Purchase Agreement

------------------------------------------------------------------------------------------------------------------------------------

Assumption:  The software listed below will be transferred in whole or in part from PGE GTT to PGE ET.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                          Est. Lics
             Product Name                       Vendor              Version                Transfer Method                 Xferred

------------------------------------------------------------------------------------------------------------------------------------
WS-FTP                                 IpSwitch                 1              Transfer 1 license to ET                          1
------------------------------------------------------------------------------------------------------------------------------------
Tree Size Pro                          JAM                                     Transfer up to 3 licenses to ET                   3
------------------------------------------------------------------------------------------------------------------------------------
NetWorker for Windows NT               Legato Systems, Inc.     5.0.           Transfer 1 license to ET                          1
------------------------------------------------------------------------------------------------------------------------------------
Definity G3RV3                         Lucent Technologies      V.6.2.         Transfer 1 license to ET                          1
------------------------------------------------------------------------------------------------------------------------------------
TERRANOVA ECS                          Lucent Technologies      5.0.           Transfer 2 license to ET                          2
------------------------------------------------------------------------------------------------------------------------------------
MS-Messenger                           Microsoft Corp.                         Split licenses as needed with ET
------------------------------------------------------------------------------------------------------------------------------------
WinZip File Compressor- 1000 user      Nico Mak Computing, Inc. 6.3.           Transfer up to 500 licenses to ET               500
pack
------------------------------------------------------------------------------------------------------------------------------------
Peoplesoft Software                    Peoplesoft, Inc.         7.00.          Transfer licenses to ET proportional to users.
------------------------------------------------------------------------------------------------------------------------------------
QIP                                    QIP                      V3.            Transfer all licenses to ET                       1
------------------------------------------------------------------------------------------------------------------------------------
Quota Advisor                          Quinn                                                                                     1
------------------------------------------------------------------------------------------------------------------------------------
Reuters Terminal                       Reuters America, Inc.    3.63           Transfer all but 3 licenses to ET                35
------------------------------------------------------------------------------------------------------------------------------------
RightFax Client                        RightFax Inc.            6.5            Transfer up to 50 licenses to ET                 50
------------------------------------------------------------------------------------------------------------------------------------
RightFax Server                        RightFax Inc.            6.5            Transfer up to 1 license to ET                    1
------------------------------------------------------------------------------------------------------------------------------------
Crystal Reports                        Seagate Software         4.5.           Transfer licenses to ET proportional to
                                                                               ET PeopleSoft users.
------------------------------------------------------------------------------------------------------------------------------------
Telnet                                 Seattle Labs                            Transfer licenses to ET proportional to          47
                                                                               ET NT servers (47)
------------------------------------------------------------------------------------------------------------------------------------
Image Expert                           Sierra Imaging           1.6            Transfer licenses to ET proportional to
                                                                               users.
------------------------------------------------------------------------------------------------------------------------------------
Adaptive Server Enterprise -Client     Sybase/Powersoft, Inc.   11.0.3.2.      Transfer 175 licenses to ET                     175
------------------------------------------------------------------------------------------------------------------------------------
Adaptive Server Enterprise -Server     Sybase/Powersoft, Inc.   11.0.3.2.      Transfer all but 4 licenses to ET                 2
------------------------------------------------------------------------------------------------------------------------------------
Open Client/C Developers Lib           Sybase/Powersoft, Inc.   11.1.1         Transfer all but 4 licenses to ET
HP9000/800
------------------------------------------------------------------------------------------------------------------------------------
Open Client/C Developers Lib Win 95/98 Sybase/Powersoft, Inc.   11.1.1         Transfer 175 licenses to ET                     175
------------------------------------------------------------------------------------------------------------------------------------
Open Client/C Developers Lib Win NT    Sybase/Powersoft, Inc.   11.1.1         Transfer 175 licenses to ET                     175
------------------------------------------------------------------------------------------------------------------------------------
Ghost - Unlimited Site License         Symantec Corp.                          Transfer licenses to ET proportional to         500
                                                                               users.
------------------------------------------------------------------------------------------------------------------------------------
Norton Antivirus  - Unlimited Site     Symantec Corp.           5              Transfer licenses to ET proportional to         500
License                                                                        users.
------------------------------------------------------------------------------------------------------------------------------------
PC Anywhere                            Symantec Corp.                          Transfer all but 4 licenses to ET
------------------------------------------------------------------------------------------------------------------------------------
Procomm                                Symantec Corp.                          Transfer all but 20 licenses to ET
------------------------------------------------------------------------------------------------------------------------------------
Snagit                                 TechSmith Corp.          32.00.         Transfer licenses to ET proportional to
                                                                               users.
------------------------------------------------------------------------------------------------------------------------------------
Visio Professional                     Visio Corp.              5.0.           Transfer licenses to ET proportional to
                                                                               users.
------------------------------------------------------------------------------------------------------------------------------------


[More detail to come.]

                                             Exhibit to Stock Purchase Agreement

                                                                  Exhibit 3.3(e)
                                                     to Stock Purchase Agreement

                                   EXHIBIT C

                               SETTLEMENT AMOUNT

     [To come -- Settlement Amount of Terminated Contracts listed in Part II of
                                                                     -------
Exhibit A.]
---------

                                            Exhibits to Stock Purchase Agreement

                                                                  Exhibit 3.3(b)
                                                     to Stock Purchase Agreement


                          Opinion of Counsel to Buyer



PG&E National Energy Group, Inc.
c/o PG&E Energy Trading
1100 Louisiana Street
Suite No. 1000
Houston, Texas 77002

Gentlemen:

          We have acted as counsel for El Paso Energy Corporation, a Delaware corporation ("EPE"), and El Paso Field Services Company, a Delaware corporation ("Buyer"), in connection with the negotiation and execution (i) the Stock Purchase Agreement, dated as of January 27, 2000 (the "Purchase Agreement"), between Buyer and PG&E National Energy Group, Inc., a Delaware corporation ("Seller"), providing for, among other things, the purchase by Buyer from Seller of all of the issued and outstanding shares of capital stock of PG&E Gas Transmission, Texas Corporation, a Delaware corporation and PG&E Gas Transmission Teco, Inc., a Delaware corporation, (ii) the Transition Services Agreement and Termination and Assignment Agreement entered into by Buyer in connection with the transactions contemplated by the Purchase Agreement (the "Related Agreements"), (iii) the PG&E Guaranty, and (iv) the EPE Guaranty. Unless otherwise defined in this opinion, terms used herein that are defined in the Purchase Agreement shall have the meanings given to them in the Purchase Agreement. This opinion is being delivered pursuant to Section 3.3(b) of the Purchase Agreement.

          In connection with the opinions expressed below, we have examined the following:

          (a) a copy, certified by the Secretary of State of the State of Delaware to be a true copy, of the Certificate of Incorporation of the Buyer;

          (b) a copy, certified by the Secretary of the Buyer to be a true copy, of the Bylaws of the Buyer;

          (c) copies of letters, certificates or telegrams received by us from public officials in the State of Delaware as to the due incorporation, valid existence and good standing of the Buyer;

          (d) copies, certified by the Secretary of the Company to be true copies, of minutes of certain resolutions duly adopted by the Board of Directors of the Buyer on ____________, 2000;

                                            Exhibits to Stock Purchase Agreement

                                                                  Exhibit 3.3(e)
                                                     to Stock Purchase Agreement

          (e) an executed original or counterpart of the Purchase Agreement, the Related Agreements, the PG&E Guaranty, and the EPE Guaranty;

          (f) such other documents as we have deemed appropriate for purposes of the opinions expressed below.

          In addition, we have examined all statutes, corporate records, and other instruments that we have deemed necessary to examine for the purpose of this opinion.

          In rendering the opinions herein set forth, we assumed that (i) Seller is duly formed, validly existing, and in good standing under the laws of its jurisdiction of organization, (ii) Seller has full power and authority to execute the Purchase Agreement and the Related Agreements and to consummate the transactions contemplated thereby, (iii) Seller has taken all necessary action to authorize execution of the Purchase Agreement and the Related Agreements on its behalf by the person executing the same, (iv) Seller has properly executed and delivered the Purchase Agreement and the Related Agreements, and (v) the Purchase Agreement and the Related Agreements are each enforceable against Seller in accordance with their terms subject to (A) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or fraudulent transfer laws, or any other laws or judicial decisions affecting creditors' rights and remedies generally and (B) the effect of general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity).

          Based upon the foregoing and subject to the qualifications set forth below, we are of the opinion that:

          1. Each of Buyer and EPE is a corporation duly incorporated and validly existing and in good standing under the laws of its jurisdiction of organization.

          2. Buyer has the requisite corporate power and authority to execute and deliver the Purchase Agreement and the Related Agreements and to perform the transactions contemplated thereby. EPE has the requisite corporate power and authority to execute and deliver the EPE Guaranty and to perform the transactions contemplated thereby.

          3. The execution, delivery, and performance by Buyer of the Purchase Agreement and the Related Agreements have been duly authorized by all necessary corporate action on the part of Buyer.

          4. The execution, delivery, and performance by EPE of the EPE Guaranty has been duly authorized by all necessary corporate action on the part of EPE.

          5. The execution and delivery of the Purchase Agreement by Buyer and the Related Agreements does not, and the consummation by Buyer of the transactions contemplated thereby will not, conflict with or result in a

                                            Exhibits to Stock Purchase Agreement

                                                                  Exhibit 3.3(e)
                                                     to Stock Purchase Agreement

               breach of any of the provisions of, or constitute a default under, (i) the Certificate of Incorporation or Bylaws of Buyer,
               (ii) any law, rule, regulation or ordinance applicable to Buyer or any of its properties or require Buyer to obtain any approval, consent, or waiver of, or to make any filing with, any governmental or regulatory agency or administrative body, in each case that has not been obtained or made, or (iii) any material agreement, contract or instrument to which the Buyer is a party or by which the Buyer or any of its properties is bound or any writ, judgment, injunction, decree, determination, or award of any court or other governmental authority by which the Buyer or any of its properties is bound.

          6. The execution and delivery of the EPE Guaranty by EPE does not, and the consummation by EPE of the transactions contemplated thereby will not, conflict with or result in a breach of any of the provisions of, or constitute a default under, (i) the Certificate of Incorporation or Bylaws of EPE, (ii) any law, rule, regulation or ordinance applicable to EPE or any of its properties or require EPE to obtain any approval, consent, or waiver of, or to make any filing with, any governmental or regulatory agency or administrative body, in each case that has not been obtained or made, or (iii) any material agreement, contract or instrument to which EPE is a party or by which EPE or any of its properties is bound or any writ, judgment, injunction, decree, determination, or award of any court or other governmental authority by which the EPE or any of its properties is bound.

          7. No consent, order, authorization, waiver, approval, or any other action by, or registration, declaration or filing with, any governmental authority is required for the Buyer to enter into the Purchase Agreement and the Related Agreements, for EPE to enter into the Guaranty Agreement, or for Buyer or EPE, as the case may be, to perform and to be legally bound to perform its obligations thereunder.

          8. There is no action, suit, legal or arbitral proceeding or investigation at law or in equity or by or before any court or administrative agency pending or, to our actual knowledge, threatened against the Buyer or EPE which may have a material adverse effect on (i) the Seller's ability to perform its obligations under the Purchase Agreement and the Related Agreements or (ii) EPE's ability to perform its obligations under the EPE Guaranty.

          9. The Purchase Agreement and Related Agreements each constitute the legal, valid, and binding obligation of Buyer enforceable against Buyer in accordance with their terms.

          10. The EPE Guaranty constitutes the legal, valid, and binding obligation of EPE enforceable against EPE in accordance with their terms.

                                            Exhibits to Stock Purchase Agreement

                                                                  Exhibit 3.3(e)
                                                     to Stock Purchase Agreement

The foregoing opinions regarding the enforceability of the Purchase Agreement and the Related Agreements are subject to the following qualifications:

               (a) The enforceability of the Purchase Agreement, the Related Agreements and the EPE Guaranty may be limited or adversely affected by (i) bankruptcy, insolvency, reorganization, moratorium, liquidation, rearrangement, fraudulent transfer, fraudulent conveyance and other similar laws (including court decisions) now or hereafter in effect and affecting the rights and remedies of creditors generally or providing for the relief of debtors generally, (ii) the refusal of a particular court to grant equitable remedies, including but without limiting the generality of the foregoing, specific performance and injunctive relief, and (iii) general principles of equity (regardless of whether such remedies are sought in a proceeding in equity or at law).

               (b) In rendering the foregoing opinions, we express no opinion as to the enforceability of provisions of the Purchase Agreement, the Related Agreements, and the EPE Guaranty (i) restricting access of Seller or Buyer or, in the case of the EPE Guaranty, EPE to courts or to legal or equitable remedies, (ii) purporting to waive or affect rights, claims, defenses or other benefits bestowed by law to the extent that any of the same cannot be waived or so affected, (iii) relating to indemnities to the extent prohibited by public policy or to the extent indemnification is required for losses or expenses caused by gross negligence, willful misconduct, fraud, or illegal action on the part of an indemnified party, or for negligence on the part of an indemnified party unless such indemnification for negligence is expressly and conspicuously provided for in the Purchase Agreement, the Related Agreements or the EPE Guaranty, or (iv) purporting to waive or to otherwise affect the rights of third parties. Notwithstanding the limitations set forth above in this paragraph, the Purchase Agreement, the Related Agreements and the EPE Guaranty each contain adequate provisions for the practical realization of the principal legal benefits afforded thereby except for the economic consequences resulting from any delay or procedure imposed by applicable law.

          In rendering the opinions expressed in paragraph 1 above, we have relied exclusively upon certificates obtained from public officials of the jurisdiction in which Buyer is organized.

          We have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals, and the conformity to the originals of all documents submitted to me as copies, which facts we have not verified independently.

          The foregoing opinions are expressly limited to the laws of the State of Texas, the General Corporation Law of the State of Delaware, and the Federal law of the United States.

                                            Exhibits to Stock Purchase Agreement

                                                                  Exhibit 3.3(e)
                                                     to Stock Purchase Agreement

          The opinions expressed herein are solely for the benefit of and may only be relied upon by, the named addressees hereof in connection with the transactions contemplated by the Purchase Agreement, the Related Agreements and the EPE Guaranty. This opinion may not be relied upon by any other person without the prior written consent of the undersigned. The opinions expressed herein are limited to the date hereof, and I make no undertaking to amend or supplement such opinions as facts and circumstances come to my attention or changes in law occur which could affect such opinions.

                              Very truly yours,

                                            Exhibits to Stock Purchase Agreement
                                                                         Page 21